                               IDEX MUTUAL FUNDS


                          JENNISON EQUITY OPPORTUNITY
                        GREAT COMPANIES -- AMERICA/SM/
                             GOLDMAN SACHS GROWTH
                                 JANUS GROWTH
                            SALOMON INVESTORS VALUE
                                SALOMON ALL CAP
                              TRANSAMERICA EQUITY
                            ALGER AGGRESSIVE GROWTH
                      GREAT COMPANIES -- TECHNOLOGY/SM /
                           ISABELLE SMALL CAP VALUE
                          JANUS CAPITAL APPRECIATION
                    MUNDER NET50 (closed to new investors)
                              PBHG MID CAP GROWTH
                       PBHG TECHNOLOGY & COMMUNICATIONS
                       TRANSAMERICA GROWTH OPPORTUNITIES
                            T. ROWE PRICE SMALL CAP
                        AMERICAN CENTURY INTERNATIONAL
                             GABELLI GLOBAL GROWTH
                         GREAT COMPANIES -- GLOBAL/2/
                    JANUS GLOBAL (closed to new investors)
                       AMERICAN CENTURY INCOME & GROWTH
                             JANUS GROWTH & INCOME

                      T. ROWE PRICE TAX-EFFICIENT GROWTH

                                JANUS BALANCED
                          LKCM STRATEGIC TOTAL RETURN
                   TRANSAMERICA CONSERVATIVE HIGH-YIELD BOND
                             FEDERATED TAX EXEMPT
                             JANUS FLEXIBLE INCOME
                         CONSERVATIVE ASSET ALLOCATION
                           MODERATE ASSET ALLOCATION
                    MODERATELY AGGRESSIVE ASSET ALLOCATION
                          AGGRESSIVE ASSET ALLOCATION
                         T. ROWE PRICE HEALTH SCIENCES
                      TRANSAMERICA CONVERTIBLE SECURITIES
                           TRANSAMERICA MONEY MARKET
                              PIMCO TOTAL RETURN
                          TRANSAMERICA VALUE BALANCED

                      STATEMENT OF ADDITIONAL INFORMATION

                                 March 1, 2002

                               IDEX MUTUAL FUNDS
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                  Customer Service (888) 233-4339 (toll free)

The funds listed above are series of IDEX Mutual Funds (the "Fund"), an open-end management investment company that offers a selection of investment funds. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than the IDEX Janus Capital Appreciation, IDEX PBHG Technology & Communications, IDEX Salomon All Cap, IDEX Great Companies -- America/SM/, IDEX T. Rowe Price Health Sciences and IDEX Great Companies -- Technology/SM/, are diversified.

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Fund's prospectus dated March 1, 2002 which may be obtained free of charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund's operations and activities than that set forth in the prospectus. The Fund's annual report to shareholders is incorporated by reference into this SAI.

                               TABLE OF CONTENTS

                                                                                                           Page
                                                                                                           ----
INVESTMENT OBJECTIVES.....................................................................................   1
Investment Restrictions, Policies and Practices...........................................................   1
 Investment Restrictions of IDEX Conservative Asset Allocation............................................   1
 Investment Restrictions of IDEX Moderate Asset Allocation................................................   2
 Investment Restrictions of IDEX Moderately Aggressive Asset Allocation...................................   3
 Investment Restrictions of IDEX Aggressive Asset Allocation..............................................   4
 Investment Restrictions of IDEX T. Rowe Price Health Sciences............................................   5
 Investment Restrictions of IDEX Transamerica Convertible Securities......................................   6
 Investment Restrictions of IDEX Transamerica Money Market................................................   7
 Investment Restrictions of IDEX PIMCO Total Return.......................................................   8
 Investment Restrictions of IDEX Jennison Equity Opportunity..............................................   9
 Investment Restrictions of IDEX Great Companies -- America/SM/ and IDEX Great Companies -- Technology/SM/  10
 Investment Restrictions of IDEX Goldman Sachs Growth.....................................................  11
 Investment Restrictions of IDEX Janus Growth and IDEX Janus Flexible Income..............................  12
 Investment Restrictions of IDEX Salomon Investors Value..................................................  13
 Investment Restrictions of IDEX Salomon All Cap..........................................................  15
 Investment Restrictions of IDEX Transamerica Growth Opportunities and IDEX Transamerica Equity...........  16
 Investment Restrictions of IDEX Alger Aggressive Growth..................................................  17
 Investment Restrictions of IDEX Isabelle Small Cap Value.................................................  18
 Investment Restrictions of IDEX Janus Capital Appreciation and IDEX Janus Balanced.......................  19
 Investment Restrictions of IDEX Munder Net50 (closed to new investors)...................................  21
 Investment Restrictions of IDEX PBHG Mid Cap Growth......................................................  22
 Investment Restrictions of IDEX PBHG Technology & Communications.........................................  23
 Investment Restrictions of IDEX T. Rowe Price Small Cap and IDEX T. Rowe Price Tax-Efficient Growth......  24
 Investment Restrictions of IDEX American Century International...........................................  25
 Investment Restrictions of IDEX Gabelli Global Growth....................................................  26
 Investment Restrictions of IDEX Great Companies -- Global/2/.............................................  27
 Investment Restrictions of IDEX Janus Global (closed to new investors)...................................  28
 Investment Restrictions of IDEX American Century Income & Growth.........................................  30
 Investment Restrictions of IDEX Janus Growth & Income....................................................  31
 Investment Restrictions of IDEX Transamerica Value Balanced..............................................  31
 Investment Restrictions of IDEX LKCM Strategic Total Return..............................................  33
 Investment Restrictions of IDEX Transamerica Conservative High-Yield Bond................................  34
 Investment Restrictions of IDEX Federated Tax Exempt.....................................................  35
OTHER POLICIES AND PRACTICES OF THE FUNDS.................................................................  38
Futures, Options and Other Derivative Instruments.........................................................  38
 Futures Contracts........................................................................................  38
 Options on Futures Contracts.............................................................................  40
 Options on Securities....................................................................................  41
 Options on Foreign Currencies............................................................................  44
 Forward Contracts........................................................................................  44
 Swaps and Swap-Related Products..........................................................................  45
 Credit Default Swaps.....................................................................................  46
 Index Options............................................................................................  47
 WEBS and Other Index-Related Securities..................................................................  48
 Euro Instruments.........................................................................................  48
 Special Investment Considerations and Risks..............................................................  48

                                                                                                  Page
                                                                                                  ----
 Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments....  47
Sovereign Debt Securities (IDEX Gabelli Global Growth and IDEX PIMCO Total Return)...............  48
Emerging Markets (IDEX PIMCO Total Return).......................................................  48
Other Investment Companies.......................................................................  50
When-Issued, Delayed Settlement and Forward Delivery Securities..................................  50
RISK FACTORS.....................................................................................  50
 Zero Coupon, Pay-In-Kind and Step Coupon Securities.............................................  50
 CMO Residuals and Stripped Mortgage-Back Securities (IDEX PIMCO Total Return)...................  51
 Income Producing Securities.....................................................................  52
 Lending of Fund Securities......................................................................  52
 Joint Trading Accounts..........................................................................  53
 Illiquid Securities.............................................................................  53
 Loan Participations (IDEX PIMCO Total Return)...................................................  53
 Securities Subject to Reorganization (IDEX Gabelli Global Growth)...............................  54
 Equity Equivalents..............................................................................  55
 Event-Linked Bonds (IDEX PIMCO Total Return)....................................................  55
 Repurchase and Reverse Repurchase Agreements....................................................  55
 Pass-Through Securities.........................................................................  56
 High-Yield/High-Risk Bonds......................................................................  57
 Warrants and Rights.............................................................................  57
 U.S. Government Securities......................................................................  57
 Temporary Defensive Position....................................................................  58
 Money Market Reserves (IDEX T. Rowe Price Small Cap and IDEX T. Rowe Price Tax-Efficient Growth)  58
 Turnover Rate...................................................................................  59
INVESTMENT ADVISORY AND OTHER SERVICES...........................................................  60
DISTRIBUTOR......................................................................................  71
ADMINISTRATIVE SERVICES..........................................................................  72
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES...................................................  74
FUND TRANSACTIONS AND BROKERAGE..................................................................  75
TRUSTEES AND OFFICERS............................................................................  79
PURCHASE OF SHARES...............................................................................  83
DEALER REALLOWANCES..............................................................................  84
DISTRIBUTION PLANS...............................................................................  85
DISTRIBUTION FEES................................................................................  86
NET ASSET VALUE DETERMINATION....................................................................  94
DIVIDENDS AND OTHER DISTRIBUTIONS................................................................  98
SHAREHOLDER ACCOUNTS.............................................................................  98
RETIREMENT PLANS.................................................................................  98
REDEMPTION OF SHARES.............................................................................  98
TAXES............................................................................................  99
PRINCIPAL SHAREHOLDERS........................................................................... 101

                                                                    Page
                                                                    ----
        MISCELLANEOUS.............................................. 105
         Organization.............................................. 105
         Shares of Beneficial Interest............................. 105
         Legal Counsel and Independent Certified Public Accountants 106
         Registration Statement.................................... 106
        PERFORMANCE INFORMATION.................................... 106
        FINANCIAL STATEMENTS....................................... 117
        APPENDIX A-CERTAIN SECURITIES IN WHICH THE FUNDS MAY INVEST A-1

                             INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of IDEX Mutual Funds, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF IDEX CONSERVATIVE ASSET ALLOCATION

IDEX Conservative Asset Allocation may not, as a matter of fundamental policy:

   1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

   (B) The fund may not sell securities short, except short sales "against the box."

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

   (E) The fund may not invest for purposes of exercising control or management.

   (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

   (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF IDEX MODERATE ASSET ALLOCATION

IDEX Moderate Asset Allocation may not, as a matter of fundamental policy:

   1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

   (B) The fund may not sell securities short, except short sales "against the box."

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

   (E) The fund may not invest for purposes of exercising control or management.

   (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

   (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF IDEX MODERATELY AGGRESSIVE ASSET ALLOCATION

IDEX Moderately Aggressive Asset Allocation may not, as a matter of fundamental policy:

   1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

   (B) The fund may not sell securities short, except short sales "against the box."

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

   (E) The fund may not invest for purposes of exercising control or management.

   (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

   (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF
IDEX AGGRESSIVE ASSET ALLOCATION

IDEX Aggressive Asset Allocation may not, as a matter of fundamental policy:

   1. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   2. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

   (B) The fund may not sell securities short, except short sales "against the box."

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

   (E) The fund may not invest for purposes of exercising control or management.

   (F) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

   (G) The fund may purchase securities in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder and interpretations of the staff of the SEC under the 1940 Act.

INVESTMENT RESTRICTIONS OF IDEX T. ROWE PRICE HEALTH SCIENCES

IDEX T. Rowe Price Health Sciences may not, as a matter of fundamental policy:

   1. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   2. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   3. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   4. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   5. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

   (B) The fund may not sell securities short, except short sales "against the box."

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value.

   (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs.

   (F) The fund may not invest in other investment companies except as permitted under the 1940 Act.

   (G) The fund may not invest for purposes of exercising control or management.

   (H) The fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the fund's total assets at the time of borrowing or investment.

   (I) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000.

   (J) The fund may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the fund would be invested in warrants.

INVESTMENT RESTRICTIONS OF IDEX TRANSAMERICA CONVERTIBLE SECURITIES

IDEX Transamerica Convertible Securities may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

   (B) The fund may not sell securities short, except short sales "against the box," which includes the underlying stocks of convertible securities.

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

   (E) The fund may not invest for purposes of exercising control or management.

   (F) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

   (G) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

INVESTMENT RESTRICTIONS OF IDEX TRANSAMERICA MONEY MARKET

IDEX Transamerica Money Market may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

   (B) The fund may not sell securities short, except short sales "against the box."

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

   (E) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

   (F) The fund may not invest for purposes of exercising control or management.

   (G) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

   (H) The fund may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

INVESTMENT RESTRICTIONS OF IDEX PIMCO TOTAL RETURN

IDEX PIMCO Total Return may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities and its agencies as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencie s or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

   4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

   5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities, or to repurchase agreements).

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

   7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of securities on a "when issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

   (B) The fund may not sell securities short, except short sales "against the box."

   (C) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (D) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts.

   (E) The fund may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

   (F) The fund may not invest for purposes of exercising control or management.

INVESTMENT RESTRICTIONS OF
IDEX JENNISON EQUITY OPPORTUNITY

IDEX Jennison Equity Opportunity may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purpose of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and banker's acceptances.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

   4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

   6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

   7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investement) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and for purchases of government securities on a "when-issued" or "delayed-delivery" versus; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

   (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

   (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

   (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

   (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

   (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

   (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

   (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

   (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GREAT COMPANIES -- AMERICA/SM/ AND
IDEX GREAT COMPANIES -- TECHNOLOGY/SM/

Each fund may not, as a matter of fundamental policy:

   1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of fund securities, it may technically be deemed to be an underwriter under certain securities laws;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Buy or sell physical commodities (but this shall not prevent the fund from entering into futures contracts and options thereon);

   4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   5. Borrow money or pledge, mortgage or hypothecate any of its assets except that the fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the fund's total assets when the borrowing is made;

   6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio secuirties, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   7. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

Furthermore, each fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the Fund without shareholder or policyowner approval:

   (A) Each fund may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box";

   (B) Each fund may not participate on a "joint" or "joint and several" basis in any trading account in securities; and

   (C) Each fund may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets, or offer of exchange.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GOLDMAN SACHS GROWTH

IDEX Goldman Sachs Growth may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Borrow money except (a) the fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 331/3 of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of fund securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in mortgage dollar rolls which are accounted for as financings;

   3. Purchase or sell physical commodities (but this shall not prevent the fund from investing in currency and financial instruments and contracts that are commodities or commodity contracts);

   4. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   5. Make loans, except through (a) the purchase of debt obligations in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and
(c) loans of securities as permitted by applicable law;

   6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed-delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not invest in companies for the purpose of exercising control or management;

   (B) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act;

   (C) The fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's assets exceed $40,000,000; and

   (D) The fund may not make short sales of securities, except short sales "against the box."

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JANUS GROWTH AND
IDEX JANUS FLEXIBLE INCOME

Each fund may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer; All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

   4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

   6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

   7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

   (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

   (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short;

   (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

   (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), or any successor to such Rule, Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

   (F) A fund may not invest in companies for the purpose of exercising control or management;

   (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization; and

   (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the funds may own debt or equity securities of companies engaged in those businesses. In making all investments for IDEX Janus Flexible Income, the sub-adviser will emphasize economic or financial factors or circumstances of the issuer, rather than opportunities for short-term arbitrage.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX SALOMON INVESTORS VALUE
(formerly IDEX NWQ Value Equity)

IDEX Salomon Investors Value may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

   4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

   6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

   7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The fund may not purchase additional securities when borrowings exceed 5% of total assets. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not, as a matter of non-fundamental policy (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

   (B) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

   (C) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

   (D) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

   (E) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or other securities for which the Board of Trustees has made a determination of liquidity, as permitted under the 1940 Act;

   (F) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

   (G) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

   (H) The fund may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

   (I) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX SALOMON ALL CAP

IDEX Salomon All Cap may not, as a matter of fundamental policy:

   1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts; however, the fund may: (a) purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable or holding or selling real estate received in connection with securities it holds; and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Borrow money, except that the fund may borrow from banks for investment purposes up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. The fund may borrow for temporary or emergency purposes an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing;

   4. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   5. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective; and

   6. Make loans, except that the fund may purchase debt obligations in which the fund may invest consistent with its investment objectives and policies or enter into, and make loans of, its portfolio securities, as permitted under the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act;

   (B) The fund may not invest in companies for the purpose of exercising control or management; and

   (C) The fund may not sell securities short except short sales "against the box."

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX TRANSAMERICA GROWTH OPPORTUNITIES
AND IDEX TRANSAMERICA EQUITY

Each fund may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceed 5% of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of the fund's total assets, the fund will not make any additional investments;

   3. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes;

   4. Purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   5. Purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that
(a) this limitation is not applicable to the fund's investments in government securities and (b) up to 25% of the value of the assets of the fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act;

   6. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   7. Underwrite any issue of securities, except to the extent that the sale of securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the 1933 Act;

   8. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or
(d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer;

   9. Make short sales of securities or maintain a short position unless, at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

   10. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the fund;

   11. Invest in commodities, except that the fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the prospectus;

   12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover".

Furthermore, the funds have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) A fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the fund's total assets would be invested in the securities of any one investment company; or (c) the fund would own more than 3% of the total outstanding voting securities of any investment company; and

   (B) A fund may not invest in companies for the purposes of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX ALGER AGGRESSIVE GROWTH

IDEX Alger Aggressive Growth may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940
Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Purchase any securities that would cause more than 25% of the value of the fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities;

   3. Purchase or sell real estate or real estate limited partnerships, except that the fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate;

   4. Invest in commodities, except that the fund may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums;

   5. Make loans to others, except through purchasing qualified debt obligations, lending fund securities or entering into repurchase agreements;

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities;

   7. Borrow money, except that the fund may borrow from banks for investment purposes as set forth in the prospectus and may also engage in reverse repurchase agreements. Immediately after any borrowing, including reverse repurchase agreements, the fund will maintain asset coverage of not less than 300% with respect to all borrowings; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the funds without shareholder approval:

   (A) The fund may not sell securities short or purchase securities on margin, except that the fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box;"

   (B) The fund may not pledge, hypothecate, mortgage or otherwise encumber more than 15% of the value of the fund's total assets except in connection with borrowings described in number 7 above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

   (C) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

   (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

   (E) The fund may not invest in companies for the purpose of exercising control or management; and

   (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX ISABELLE SMALL CAP VALUE

IDEX Isabelle Small Cap Value may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "Government Securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   3. Borrow amounts greater than 5% of its total assets for temporary purposes and greater than 331/3% of its total assets for meeting redemption requests (when aggregated with temporary borrowings);

   4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities;

   7. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   8. Purchase securities on margin, except that the fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures and options on futures will not be deemed to be a purchase of securities on margin by the fund;

   9. Buy or sell physical commodities or commodity futures contracts, except for: (a) forward foreign currency contracts; (b) financial futures contracts; and (c) options on financial futures contracts, securities, foreign currencies and securities indices;

   10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not sell securities short, except transactions involving selling securities short "against the box";

   (B) The fund may not make investments for the purpose of exercising control or management;

   (C) The fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid; and

   (D) The fund may not invest in other investment companies except as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JANUS CAPITAL APPRECIATION
AND IDEX JANUS BALANCED

Each fund may not, as a matter of fundamental policy:

   1. With respect to 75% of its total assets in the case of IDEX Janus Balanced, and 50% of its total assets in the case of IDEX Janus Capital Appreciation, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of such fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. With respect to the remaining 50% of the value of its total assets, IDEX Janus Capital Appreciation may invest in the securities of as few as two issuers. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Invest directly in real estate or interests in real estate; however, a fund may own debt or equity securities issued by companies engaged in those businesses;

   4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

   6. Act as underwriter of securities issued by others, except to the extent that a fund may be deemed an underwriter in connection with the disposition of portfolio securities of that fund;

   7. The fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the funds have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) A fund may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets;

   (B) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

   (C) A fund may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

   (D) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

   (E) A fund may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

   (F) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

   (G) A fund may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the fund's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation;

   (H) A fund may not invest in companies for the purpose of exercising control or management; and

   (I) With respect to IDEX Janus Balanced only, at least 25% of the total assets of that fund will normally be invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX MUNDER NET50
(Closed to new investors)

IDEX Munder Net50 may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940
Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

   4. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

   5. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of the fund's portfolio securities;

   6. Borrow money but the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If the borrowings exceed 25% of the value of the fund's total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts; and

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not sell securities short, except short sales "against the box";

   (B) The fund may not participate on a "joint" or "joint and several" basis in any trading account in securities; and

   (C) The fund may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, and the rules and regulations thereunder and with the next paragraph.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX PBHG MID CAP GROWTH

IDEX PBHG Mid Cap Growth may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 10% of the value of the fund's total assets. This borrowing provision is included solely to facilitate the orderly sale of fund securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the fund's total assets will be repaid before making investments;

   3. Make loans, except that the fund, in accordance with its investment objectives and policies, may purchase or hold debt securities, and enter into repurchase agreements as described in the fund's prospectus and this SAI;

   4. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent the fund from (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the fund's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the fund's total assets (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under the Commodities Futures Trading Commission regulations, may be excluded in computing the 5% limit. The fund (as a matter of operating policy) will utilize only listed futures contracts and options thereon;

   5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a fund security;

   6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   7. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not invest in companies for the purpose of exercising control;

   (B) The fund may not pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings as permitted by the fund's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts;

   (C) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act; and

   (D) The fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

With respect to restriction 7 above, the fund may use (with the consent of the Investment Adviser) industry classifications reflected by Bloomberg Sub-Groups for the communications equipment, electronic components and accessories, and the computer and other data processing service sectors, if applicable at the time of determination.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX PBHG TECHNOLOGY & COMMUNICATIONS

IDEX PBHG Technology & Communications may not, as a matter of fundamental policy:

   1. Make loans, except that each fund, in accordance with its investment objectives and policies, may (i) purchase debt instruments, and (ii) enter into repurchase agreements;

   2. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities;

   3. Purchase or sell commodities or commodity contracts, except that, in accordance with its investment objective and policies may: (i) invest in readily marketable securities of issuers which invest or engage in such activities; and (ii) enter into forward contracts, futures contracts and options thereon;

   4. Purchase or sell real estate, or real estate partnership interests, except that this limitation shall not prevent the fund from investing directly or indirectly in readily marketable securities of issuers which can invest in real estate, institutions that issue mortgages, or real estate investment trusts which deal with real estate or interests therein;

   5. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the fund's total assets. This borrowing provision is intended to facilitate the orderly sale of fund securities to accommodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings in excess of 5% of the fund's total assets will be repaid before making investments;

   7. Pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings permitted by the fund's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts;

   8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the fund may (i) obtain short-term credits as necessary for the clearance of security transactions and (ii) establish margin accounts as may be necessary in connection with the fund's use of options and futures contracts;

   9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder; and

   10. Invest in interests in oil, gas or other mineral exploration or development programs.

The foregoing percentages will apply at the time of the purchase of a security.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without a vote of shareholders:

The fund may not:

   A. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid; and

   B. Purchase or sell puts, calls, straddles, spreads, and any combination thereof, if by reason thereof, the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

   C. Invest in companies for the purpose of exercising control;

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX T. ROWE PRICE SMALL CAP AND
IDEX T. ROWE PRICE TAX-EFFICIENT GROWTH

Each fund may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3 of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3 of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3 limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

   3. Purchase or sell physical commodities (but this shall not prevent the fund from entering into future contracts and options thereon);

   4. Invest 25% or more of the fund's total assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit;

   5. Make loans, although the funds may lend fund securities provided that the aggregate of such loans do not exceed 33 1/3 of the value of the fund's total assets. The fund may purchase money market securities, enter into repurchase agreements and acquire publicly distributed or privately placed debt securities, and purchase debt;

   6. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   8. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its fund securities in the ordinary course of pursuing its investment objective.

Furthermore, the funds have adopted the following non-fundamental restrictions which may be changed by the Board of Trustees of the funds without shareholder approval:

   (A) A fund may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the fund's net assets exceed $40,000,000;

   (B) A fund may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;

   (C) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act;

   (D) A fund may not invest in companies for the purpose of exercising control or management;

   (E) A fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the
T. Rowe Price Reserve Investment or Government Reserve Investment Funds;

   (F) A fund may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of fund securities; and
(ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (G) A fund may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 of the fund's total assets at the time of borrowing or investment; and

   (H) A fund may not sell securities short, except short sales "against the box."

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX AMERICAN CENTURY INTERNATIONAL

IDEX American Century International may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

   3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities;

   4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

   5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

   7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities; and

   8. The fund may not issue senior securities, except to the extent that senior securities may be deemed to arise from bank borrowings and purchases of government securities on a "when-issued" or "delayed delivery" basis.

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund;

   (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

   (C) The fund may not sell securities short, except short sales "against the box";

   (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

   (E) The fund may enter into futures contracts and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested; and

   (F) The fund may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

   (G) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GABELLI GLOBAL GROWTH

IDEX Gabelli Global Growth may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "Government Securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   3. Borrow money except (a) the portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements, (b) the portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes (not for leveraging or borrowing),
(c) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies;

   4. Make loans except (i) by purchasing fixed-income securities and or by entering into repurchase agreements or (ii) by lending the portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

   5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

   6. Invest directly in real estate or interests in real estate, including limited partnership interests; however the portfolio may own debt or equity securities issued by companies engaged in those businesses;

   7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;

   8. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the Fund without shareholder or policyowner approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act;

   (B) The fund may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; and

   (C) The fund may not purchase securities on margin, provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the fund may make margin deposits in connection with its use of financial futures, forward contracts, or derivative instruments.

   (D) Invest in companies for the purpose of exercising control or management;

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX GREAT COMPANIES -- GLOBAL/2 /

IDEX Great Companies -- Global/2/ may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940
Act), if immediately after and as a result of such purchase: (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets; or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

   4. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities;

   7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the Fund without shareholder or policyowner approval:

   (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

   (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

   (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin; and

   (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. (Limitations (i) and (ii) do no apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization);

   (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts;

   (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act; and

   (G) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JANUS GLOBAL
(Closed to new Investors)

IDEX Janus Global may not, as a matter of fundamental policy:

   1. Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

   4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

   7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

   (B) The fund may not sell securities short, unless it owns or has the right, without the payment of any additional compensation, to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

   (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

   (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

   (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

   (F) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

   (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees have made a determination as to liquidity, as permitted under the 1940 Act; and

   (H) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX AMERICAN CENTURY INCOME & GROWTH

IDEX American Century Income & Growth may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin account to guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

   3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities;

   4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

   5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities;

   7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund;

   (B) The fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;

   (C) The fund may not sell securities short, except short sales "against the box"; and

   (D) The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (E) Invest for purposes of exercising control.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JANUS GROWTH & INCOME

IDEX Janus Growth & Income may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses;

   4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

   5. Lend any security or make any other loan if, as a result, more than 25% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

   6. Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of the fund's portfolio securities; and

   7. Borrow money but the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If the borrowings exceed 25% of the value of the fund's total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

Furthermore, the fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of the fund without shareholder approval:

   (A) The fund may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

In addition to the above, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX TRANSAMERICA VALUE BALANCED

IDEX Transamerica Value Balanced may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the fund from investing in securities or other instruments backed by physical commodities);

   4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

   7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward and futures contracts are not deemed to constitute selling securities short;

   (B) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

   (C) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

   (D) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

   (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

   (F) The fund may not invest in companies for the purpose of exercising control or management; and

   (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX LKCM STRATEGIC TOTAL RETURN

IDEX LKCM Strategic Total Return may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Invest more than 25% of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example: gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances;

   3. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

   4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by physical commodities);

   5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities);

   6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

   7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation; and

   8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts;

   (B) The fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

   (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

   (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations
(i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

   (E) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

   (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act;

   (G) The fund may not invest in companies for the purpose of exercising control or management; and

   (H) The fund may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the fund's total assets would be invested in such securities.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX TRANSAMERICA CONSERVATIVE
HIGH-YIELD BOND

IDEX Transamerica Conservative High-Yield Bond may not, as a matter of fundamental policy:

   1. Borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be reduced within 3 business days to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding;

   2. Pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph 1 above. Initial margin deposits under interest rate futures contracts, which are made to guarantee the fund's performance under such contracts, shall not be deemed a pledging of fund assets for the purpose of this investment restriction. As a matter of non-fundamental operating policy, in order to permit the sale of shares of the fund under certain state laws, the fund will not pledge its assets in excess of an amount equal to 10% of its net assets unless such state restrictions are changed;

   3. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their service: for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

   4. Purchase the securities (other than government securities) of any issuer if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided that up to 25% of the fund's total net assets may be invested without regard to this 5% limitation and in the case of certificates of deposit, time deposits and bankers' acceptances, up to 25% of total fund assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;

   5. Invest in mineral leases;

   6. Invest in bank time deposits with maturities of over 7 calendar days, or invest more than 10% of the fund's total assets in bank time deposits with maturities of from 2 business days through 7 calendar days;

   7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the fund from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis; (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the fund of a segregated account with its custodian or some other form of "cover."

   8. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase securities directly from the issuers thereof for investment in accordance with the fund's investment objective and policies;

   9. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell interest rate futures contracts for hedging purposes as set forth in the prospectus;

   10. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (Initial and maintenance margin deposits and payment with respect to interest rate futures contracts are not considered the purchase of securities on margin);

   11. Purchase or retain the securities of any issuer, if, to the fund's knowledge, those officers and directors of the manager and sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities;

   12. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

   13. Make loans, except to the extent the purchase of notes, bonds, bankers' acceptances or other evidence of indebtedness or the entry into repurchase agreements or deposits (including time deposits and certificates of deposit) with banks may be considered loans;

   14. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein; and

   15. Purchase the securities (other than government securities) of any issuer if, as a result, the fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer; for this purpose, all debt obligations of an issuer, and all shares of stock of an issuer other than common stock, are treated as a single class of securities.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) Write or purchase put, call, straddle or spread options, or combinations thereof;

   (B) Invest more than 10% of its net assets in illiquid securities;
   (C) Invest in real estate limited partnerships;

   (D) Invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors; and

   (E) Purchase or sell interest rate futures contracts (a) involving aggregate delivery or purchase obligations in excess of 30% of the fund's net assets, or aggregate margin deposits made by the fund in excess of 5% of the fund's net assets, (b) which are not for hedging purposes only, or (c) which are executed under custodial, reserve and other arrangements inconsistent with regulations and policies adopted or positions taken (i) by the Securities and Exchange Commission for exemption from enforcement proceedings under Section 17(f) or 18(f) of the 1940 Act, (ii) by the Commodity Futures Trading Commission ("CFTC") for exemption of investment companies registered under the 1940 Act from registration as "commodity pool operators" and from certain provisions of Subpart B of Part 4 of the CFTC's regulations, or (iii) by state securities commissioners or administrators in the states in which the fund's shares have been qualified for public offering.

   (F) Invest in companies for the purpose of exercising control;

   (G) Invest in oil, gas or other mineral exploration or development programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.


In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX FEDERATED TAX EXEMPT

IDEX Federated Tax Exempt may not, as a matter of fundamental policy:

   1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

   2. Underwrite any issue of securities, except to the extent the fund may be deemed to be an underwriter in connection with the sale of its portfolio securities, although the fund may purchase Municipal Obligations directly from the issuers thereof for investment in accordance with the fund's investment objective and policies;

   3. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the fund may invest more than 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the fund may purchase securities of an issuer resulting in the ownership of more than 25% of the fund's assets in one industry, and the fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state;

   4. Purchase securities on margin or sell "short," but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

   5. Purchase or hold any real estate or mortgage loans thereon, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (such as real estate investment trusts) which deal in real estate or interests therein;

   6. Invest in securities of other investment companies, except in the event of merger or reorganization with another investment company;

   7. Make loans, except to the extent the purchase of notes, bonds, or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans;

   8. The fund may not purchase or sell physical commodities, provided that the fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities; and

   9. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding one-third of the current value of the fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed at the time the borrowing is made). For purposes of this limitation, reverse repurchase agreements would not constitute borrowings.

Furthermore, the fund has adopted the following non-fundamental restrictions which may be changed by the Board of Trustees without shareholder approval:

   (A) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act;

   (B) The fund may not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; and

   (C) The fund may not purchase securities on margin, provided that the fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (D) Invest in companies for the purpose of exercising control;

To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect.

As a matter of fundamental policy, the fund will invest 80% of its assets in tax exempt securities that are not subject to alternate minimum tax. Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of the net assets of any of the funds will not result in a violation of such restriction. Additional limitations on borrowing that are imposed by state law and regulations may apply.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

                   OTHER POLICIES AND PRACTICES OF THE FUNDS
FUTURES, OPTIONS AND OTHER
DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.


Futures Contracts. A fund may enter into futures contracts. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. IDEX Transamerica Conservative High-Yield Bond and IDEX PIMCO Total Return may enter into interest rate futures contracts. These contracts are for the purchase or sale of fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


When a fund buys or sells a futures contract, it must receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts may be made to attempt to hedge against potential changes in interest or currency exchange rates, or the price of a security or a securities index which might correlate with, or otherwise adversely affect, either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FTCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or liquid assets by the fund's custodian for the benefit of the FTCM. Initial margin payments are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with the FTCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FTCM that holds margin on behalf of a fund, that fund may be entitled to return of the margin owed to such fund only in proportion to the amount received by the FTCM's other customers. The fund's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FTCMs with which a fund does business and by segregating margin payments with the custodian.

Although a fund would segregate with the custodian cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, such fund's return could be diminished due to the opportunity losses of oregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a fund holds or is considering purchasing equity or debt securities and seeks to protect itself from fluctuations in prices or interest rates without buying or selling those securities. For example, if stock or debt prices were expected to decrease, a fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the fund by a corresponding increase in the value of the futures contract position held by that fund and thereby preventing the fund's net asset value from declining as much as it otherwise would have.

Similarly, if interest rates were expected to rise, a fund might sell bond index futures contracts, thereby hoping to offset a potential decline in the value of debt securities in the fund by a corresponding increase in the value of the futures contract position held by the fund. A fund also could seek to protect against potential price declines by selling fund securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a fund to maintain a defensive position without having to sell fund securities.

Likewise, when prices of equity securities are expected to increase, or interest rates are expected to fall, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a fund could take advantage of the potential rise in the value of equity or debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and such fund could buy equity or debt securities on the cash market. To the extent a fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund's obligations (with respect to futures contracts) will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that fund.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions.

First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets.

Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted.

Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the fund manager still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each of the funds that invests in such contracts believes that their use will benefit the fund, if the fund sub-adviser's investment judgment proves incorrect, the fund's overall performance could be worse than if the fund had not entered into futures contracts.

For example, if a fund has hedged against the effects of a possible decrease in prices of securities held in its fund and prices increase instead, that fund may lose part or all of the benefit of the increased value of the securities because of offsetting losses in the fund's futures positions. In addition, if a fund has insufficient cash, it may have to sell securities from its fund to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a fund will not exactly match that fund's current or potential investments. A fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests. For example, by hedging investments in fund securities with a futures contract based on a broad index of securities may involve a risk that the futures position will not correlate precisely with such performance of the fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a fund's investments. Futures prices are affected by factors such as: current and anticipated short-term interest rates; changes in volatility of the underlying instruments; and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices.

Imperfect correlations between a fund's investments and its futures positions may also result from: differing levels of demand in the futures markets and the securities markets; from structural differences in how futures and securities are traded; and from imposition of daily price fluctuation limits for futures contracts.

A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities. This may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or may result in losses that are not offset by the gains in that fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.

In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities, or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract. This is accomplished by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

If applicable, each fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. The funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. In addition, the funds may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

IDEX Alger Aggressive Growth may not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of IDEX Alger Aggressive Growth's total assets (taken at current value); however, in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. An "in-the-money" call option is any whose strike price is lower than the current price of the underlying stock. (The strike price per share for which the underlying stock may be purchased (in the case of a call) by the option buyer upon exercise of the option contract.)

Options on Futures Contracts. A fund may buy and write put and call options on futures contracts. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell the contract at a specified price on or before a specified date. Transactions in options on futures contracts may be made to attempt to hedge against potential changes in interest rates or currency exchange rates, or the price of a security or a securities index which might correlate with, or otherwise adversely affect, either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date. Transactions in options on future contracts will not be made for speculation.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such fund's holdings.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that fund is considering buying.

If a call or put option a fund has written is exercised, such fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its fund securities and changes in the value of the futures positions, that fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of fund securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on fund securities. For example, a fund may buy a put option on a futures contract to hedge its fund securities against the risk of falling prices or rising interest rates.

The amount of risk a fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds, other than IDEX Federated Tax Exempt and IDEX Transamerica Conservative High-Yield Bond, may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a fund is "covered" if the fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price with its custodian; or (ii) continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the custodian).

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash with its custodian) upon conversion or exchange of other securities held in its fund. A call option written by a fund is also deemed to be covered: (i) if that fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written; (ii) in the case of a call on a stock index, if the fund owns a fund of securities substantially replicating the movement of the index underlying the call option; or (iii) if at the time the call is written an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the custodian.

A fund may also write call options that are not covered for cross-hedging purposes. A fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the fund manager believes that writing the option would achieve the desired hedge.

If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. A fund retains the premium

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

received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium.

This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the fund to write another put option to the extent that the exercise price thereof is secured by other deposited liquid assets. Effecting a closing transaction also will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. If a fund desires to sell a particular security on which the fund has written a call option, such fund will effect a closing transaction prior to or concurrent with the sale of the security.

A fund will realize a profit from a closing transaction if the price of a purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a fund may not be able to effect closing transactions in particular options and that fund would have to exercise the options in order to realize any profit. If a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). In that case, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A fund may, subject to its investment restrictions, write options in connection with buy-and-write transactions. In other words, the fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of- the-money") the current value of the underlying security at the time the option is written.

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

Buy-and-write transactions using "in-the-money" call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using "at-the-money" call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using "out-of-the-money" call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

If the call options are exercised in such transactions, the fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a fund may elect to close the position or take delivery of the security at the exercise price and that fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A fund may buy put options to hedge against a decline in the value of its fund. By using put options in this way, a fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that fund.

In purchasing an option, a fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. The fund would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option purchased by a fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

In addition to options on securities, a fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, a fund is obligated, in return for the premium received, to make delivery of this amount. A fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A fund will not purchase these options unless a fund's sub-adviser is satisfied with the development, depth and liquidity of the market and believes the options can be closed out.

Price movements in a fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of its sub-adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, a fund's sub-adviser may be forced to liquidate fund securities to meet settlement obligations.

The amount of risk a fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value

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

of the underlying futures contract will not be fully reflected in the value of the options bought.

Options on Foreign Currencies. Subject to any investment restrictions, a fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of

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

the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete thecontemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

They may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A fund also may hedge some or all of its investments denominated in foreign currency, or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar. This is accomplished by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its fund securities denominated in that currency ("position hedge"), or by participating in options or futures contracts with respect to the currency.

A fund also may enter into a forward currency contract with respect to a currency where such fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the fund's sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

These types of hedging seek to minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of, or rates of return on, a fund's foreign currency denominated fund securities.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a fund's currency exposure from one foreign currency to another removes that fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such fund if the fund's sub-adviser's position projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a fund than if it had not entered into such contracts.

A fund will cover outstanding forward currency contracts by maintaining liquid fund securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying fund securities, its custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a fund's commitments with respect to such contracts.

As an alternative to segregating assets, a fund may buy call options permitting the fund to buy the amount of foreign currency being hedged by a forward sale contract, or a fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

Swaps and Swap-Related Products. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a

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

return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives, although none of the funds presently intends to engage in such transactions in excess of 5% of its total assets, other than IDEX PIMCO Total Return, who will limit transactions to no more than 15% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

Credit Default Swaps. A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

Index Options. In seeking to hedge all or a portion of its investments, a fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the funds. The funds with such option writing authority may write only covered options. A fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery on an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from the purchase of writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a fund engage in such a transaction.

WEBS and Other Index-Related Securities. Subject to limitations under the 1940 Act, a fund may invest in shares of an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The funds also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. A fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses paid by these securities in addition to the advisory fees and expenses paid by the fund.

Euro Instruments. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregated assets generally may not be disposed of for so long as a fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price

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

fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

SOVEREIGN DEBT SECURITIES
(IDEX GABELLI GLOBAL GROWTH AND IDEX PIMCO TOTAL RETURN)

IDEX Gabelli Global Growth and IDEX PIMCO Total Return may invest in securities issued or guaranteed by any country and denominated in any currency. The funds expect to generally invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments and other foreign governmental laws.

The funds may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The funds will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS (IDEX PIMCO TOTAL RETURN)

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically

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posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on

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which governmental entities have defaulted may be collected in whole or in part.

OTHER INVESTMENT COMPANIES

Subject to its investment restrictions, a fund may invest in securities issued by other investment companies as permitted. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND
FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions.

The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                 RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND
STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. IDEX Janus Flexible Income and IDEX PIMCO Total Return may also invest in "strips," which are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio

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holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

CMO RESIDUALS AND STRIPPED MORTGAGE-BACKED SECURITIES (IDEX PIMCO TOTAL RETURN)

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

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INCOME PRODUCING SECURITIES


IDEX Janus Flexible Income and IDEX PIMCO Total Return focus their investments in income-producing securities.


IDEX Janus Flexible Income and IDEX PIMCO Total Return will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

   Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

   Disposition of Fund Securities. The funds generally intend to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The funds will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the funds' ability to readily dispose of securities to meet redemptions.

   Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the funds.

Other types of income producing securities that the funds may purchase include, but are not limited to, the following:

   Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   Standby Commitments. These instruments, which are similar to a put, give a fund the option to obligate a broker, dealer or bank to repurchase a security held by a fund at a specified price.

   Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

   Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. The funds will not invest more than 5% of their respective assets in inverse floaters.

The funds will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

..  Risk Factors

   These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

Subject to any applicable investment restriction relating to lending, a fund may lend securities from its portfolio. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; b) a fund must receive any dividends or interest paid by the issuer on such securities; c) a fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and d) a fund must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a fund remain subject to fluctuations in market value. A fund may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a fund may experience delays in, or be prevented from, recovering

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the collateral. During a period that a fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A fund may also incur expenses in enforcing its rights. If a fund has sold the loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. A fund will not lend securities to any adviser or sub-adviser to the funds or their affiliates. By lending its securities, a fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities are used as collateral.

JOINT TRADING ACCOUNTS

IDEX Janus Growth, IDEX Janus Global, IDEX Janus Flexible Income, IDEX Janus Growth & Income, IDEX Janus Balanced, IDEX Janus Capital Appreciation, and other clients of Janus and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID SECURITIES

Subject to its investment restrictions, a fund may invest its assets in illiquid securities (i.e., securities that are not readily marketable). The Board of Trustees has authorized the sub-advisers to make liquidity determinations with respect to its securities, including Rule 144A securities, commercial paper and municipal lease obligations in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the sub-adviser will consider the following factors in determining whether a Rule 144A security or a municipal lease obligation is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. With respect to municipal lease obligations, the sub-adviser of IDEX Federated Tax Exempt and IDEX Janus Flexible Income will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the fund. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A fund may be restricted in its ability to sell such securities at a time when the sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

LOAN PARTICIPATIONS (IDEX PIMCO TOTAL RETURN)

The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities invesments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund rely on PIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
SECURITIES SUBJECT TO REORGANIZATION
(IDEX GABELLI GLOBAL GROWTH)


IDEX Gabelli Global Growth may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the sub-adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.


In general, securities which are the subject of such an offer or proposal sell at a premium to their historic mar-ket price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the sub-adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer of the proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the portfolio thereby increasing its brokerage and other transaction expenses. The sub-adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Except for IDEX Transamerica Convertible Securities and IDEX PIMCO Total Return, a fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 35% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the fund might invest.

EVENT-LINKED BONDS (IDEX PIMCO TOTAL RETURN)

The Fund may invest up to 5% of its net assets in ''event-linked bonds,'' which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific ''trigger'' event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as ''catastrophe bonds.'' If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
REPURCHASE AND REVERSE REPURCHASE
AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. Reverse repurchase agreements are also subject to the applicable restrictions regarding senior securities. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the funds currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy and that have been reviewed by the Board of Trustees.

IDEX Goldman Sachs Growth may, together with other registered investment companies managed by GSAM or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each of the funds may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. government.

Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some of a fund's higher yielding mortgage-backed securities may be converted to cash. That fund will then be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Mortgage and asset-backed securities may have periodic income payments or may pay interest at maturity (as is the case with Treasury bills or zero-coupon bonds).

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

Valuation risks. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

Liquidity risks. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

MONEY MARKET RESERVES
(IDEX T. Rowe Price Small Cap and
IDEX T. Rowe Price Tax-Efficient Growth)

It is expected that these funds will invest their cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRIF") are series of Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29,
1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. To that end, the RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating from at least one Nationally Recognized Statistical Rating Organization. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

The RIF and GRIF provide very efficient means of managing the cash reserves of the funds. While the RIF does not pay an advisory fee to the investment manager, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in the RIF or GRIF to the extent it is consistent with their objectives and programs and the terms of the Exemptive Order issued by the SEC.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Investing in these securities may result in duplication of certain fees and expenses.

TURNOVER RATE

                     Fund/(1)/                      October 31, 2001
                     ---------                      ----------------
IDEX Alger Aggressive Growth                            104.50%
IDEX Janus Capital Appreciation                          87.57%
IDEX Janus Global                                        78.87%
IDEX Janus Growth                                        64.22%
IDEX Jennison Equity Opportunity                        157.51%
IDEX Salomon Investors Value/(2)/                        29.40%
IDEX LKCM Strategic Total Return                         22.54%
IDEX Transamerica Value Balanced/(3)/                    49.85%
IDEX Janus Balanced                                     113.77%
IDEX Janus Flexible Income                              314.67%
IDEX Transamerica Conservative High-Yield Bond/(9)/      16.01%
IDEX Federated Tax Exempt                                34.89%
IDEX Goldman Sachs Growth                                14.72%
IDEX T. Rowe Price Tax-Efficient Growth/(8)/             30.02%
IDEX T. Rowe Price Small Cap                             48.58%
IDEX Salomon All Cap                                     81.62%
IDEX PBHG Mid Cap Growth/(4)/                           171.89%
IDEX PBHG Technology & Communications/(5)/              270.29%
IDEX Transamerica Growth Opportunities/(6)/              58.64%
IDEX Transamerica Equity                                 41.51%
IDEX Great Companies --  America/SM/                     64.93%
IDEX Great Companies --  Technology/SM/                  57.85%
IDEX Great Companies --  Global/2/                       80.16%
IDEX Gabelli Global Growth//                             44.96%
IDEX Janus Growth & Income                               44.00%
IDEX American Century Income & Growth                    39.76%
IDEX American Century International/(7)/                 80.38%
IDEX Isabelle Small Cap Value                             7.58%
IDEX Munder Net50                                        49.39%

-----------------


(1)Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.

(2)Prior to February 28, 2002, NWQ Investment Management Company, Inc. served as sub-adviser to this fund and it was named IDEX NWQ Value Equity.
(3)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser to this fund and it was named IDEX Dean Asset Allocation.
(4)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(5)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.
(6)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.
(7)Prior to October 4, 2001, GE Asset Management Incorporated served as sub-adviser to this fund and it was named IDEX GE International Equity.
(8)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(9)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.

As stated in the prospectus, each of the funds generally intends to purchase and sell securities as deemed appropriate by the fund's sub-adviser to further a fund's stated investment objective, and the rate of fund turnover is not expected to be a limiting factor when changes are deemed to be appropriate. Fund transactions for IDEX Federated Tax Exempt , IDEX PIMCO Total Return and IDEX Transamerica Conservative High-Yield Bond are ordinarily undertaken to achieve each fund's investment objective in light of anticipated movements in the level of interest rates. The investment policies of IDEX Federated Tax Exempt, IDEX PIMCO Total Return and IDEX Transamerica Conservative High-Yield Bond may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates.

These percentages are calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a fund turnover rate of 100% would mean that all of a fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of fund turnover generally involves correspondingly greater brokerage commission expenses.

Turnover rates may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of a fund's shares and by requirements, the satisfaction of which enable the fund to receive favorable tax treatment. Because the rate of fund turnover is not a limiting factor, particular holdings may be sold at any time if investment judgment or fund operations make a sale advisable. As a result, the annual fund turnover rate in future years may exceed the percentage shown above.

INVESTMENT ADVISORY AND OTHER SERVICES

IDEX Mutual Funds has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with AEGON Transamerica Fund Advisers, Inc. ("ATFA"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA supervises each respective fund's investments and conducts its investment program. Prior to January 1, 2002, IDEX Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 served as investment adviser to the Fund.

The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund.

Investment Adviser Compensation

ATFA receives annual compensation from each fund in the form of a percentage of the fund's average daily net assets. The table below lists those percentages by fund.

Fund                                     Percentage of Average Daily Net Assets
----                                     --------------------------------------
IDEX Janus Capital Appreciation          1.00% of the first $750 million
IDEX Janus Global                        0.90% of the next $250 million
IDEX Janus Growth                        0.85% in excess of $1 billion
IDEX Janus Balanced
IDEX Janus Growth & Income               1.00% of first $100 million
                                         0.95% of the next $400 million
                                         0.85% in excess of $500 million
IDEX Janus Flexible Income               0.90% of the first $100 million
                                         0.80% of the next $150 million
                                         0.70% in excess of $250 million
IDEX Transamerica Conservative High-
  Yield Bond                             0.60% of the average daily net assets
IDEX Federated Tax Exempt
IDEX Alger Aggressive Growth             0.80% of the first $500 million
IDEX Jennison Equity Opportunity         0.70% in excess of $500 million
IDEX Salomon Investors Value
IDEX LKCM Strategic Total Return
IDEX Transamerica Value Balanced
IDEX Transamerica Growth Opportunities
IDEX Transamerica Convertible Securities

Fund                                        Percentage of Average Daily Net Assets
----                                        ------------------------------------------
IDEX Goldman Sachs Growth                   0.80% of the first $500 million
IDEX Salomon All Cap                        0.70% in excess of $500 million
IDEX PBHG Mid Cap Growth
IDEX T. Rowe Price Small Cap
IDEX Transamerica Equity
IDEX Great Companies -- America/SM/
IDEX Great Companies -- Technology/SM/
IDEX Great Companies -- Global/2/
IDEX Gabelli Global Growth                  1.00% of the first $500 million
                                            0.90% over $500 million up to $1 billion
                                            0.80% in excess of $1 billion
IDEX American Century Income & Growth       0.90% of the first $100 million
                                            0.85% over $100 million up to $250 million
                                            0.80% in excess of $250 million
IDEX American Century International         1.00% of the first $50 million
                                            0.95% over $50 million up to $150 million
                                            0.90% over $150 million up to $500 million
                                            0.85% in excess of $500 million
IDEX Isabelle Small Cap Value               0.90% of the first $200 million
                                            0.85% in excess of $200 million
IDEX Conservative Asset Allocation          0.10% of the average daily net assets
IDEX Moderate Asset Allocation              0.10% of the average daily net assets
IDEX Moderately Aggressive Asset Allocation 0.10% of the average daily net assets
IDEX Aggressive Asset Allocation            0.10% of the average daily net assets
IDEX T. Rowe Price Health Sciences          1.00% of the first $500 million
                                            0.95% in excess of $500 million
IDEX Transamerica Money Market              0.40% of the average daily net assets
IDEX PIMCO Total Return                     0.70% of the average daily net assets
IDEX Transamerica Value Balanced            0.75% of the first $500
                                            0.65% in excess of $500 million
IDEX PBHG Technology & Communications       1.00% of the first $500 million
                                            0.90% in excess of $500 million
IDEX Munder Net50                           1.00% of the first $1 billion
                                            0.95% in excess of $1 billion
IDEX T. Rowe Price Tax-Efficient Growth     0.75% of the first $500 million
                                            0.65% in excess of $500 million

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement was approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party). The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Fund, ATFA or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that ATFA shall not be liable to the funds or to any shareholder for any error of judgment or mistke of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of ATFA in the performance of its duties thereunder.

Investment Advisory Agreement

The Investment Advisory Agreement became effective as follows:

       Fund                                             Effective Date
       ----                                           ------------------
       IDEX Federated Tax Exempt                      June 15, 2000
       IDEX Great Companies -- America/SM/            June 15, 2000
       IDEX Great Companines -- Technology/SM/        June 15, 2000
       IDEX Alger Aggressive Growth                   September 30, 1994
       IDEX LKCM Strategic Total Return               September 30, 1994
       IDEX Transamerica Value Balanced               August 24, 2001
       IDEX Jennison Equity Opportunity               December 1, 2000
       IDEX Salomon Investors Value                   March 1, 2002
       IDEX Janus Capital Appreciation                June 25, 1998
       IDEX Janus Global                              June 25, 1998
       IDEX Janus Growth                              June 25, 1998
       IDEX Janus Balanced                            June 25, 1998
       IDEX Janus Flexible Income                     June 25, 1998
       IDEX PBHG Mid Cap Growth                       March 1, 1999
       IDEX T. Rowe Price Small Cap                   March 1, 1999
       IDEX Goldman Sachs Growth                      March 1, 1999
       IDEX T. Rowe Price Tax-Efficient Growth        March 1, 1999
       IDEX Salomon All Cap                           March 1, 1999
       IDEX Transamerica Equity                       March 1, 2000
       IDEX Great Companies Global/2/                 September 1, 2000
       IDEX Gabelli Global Growth                     September 1, 2000
       IDEX Janus Growth & Income                     December 1, 2000
       IDEX American Century Income & Growth          March 1, 2002
       IDEX American Century International            March 1, 2002
       IDEX Isabelle Small Cap Value                  March 1, 2001
       IDEX Conservative Asset Allocation             March 1, 2002
       IDEX Moderate Asset Allocation                 March 1, 2002
       IDEX Moderately Aggressive Asset Allocation    March 1, 2002
       IDEX Aggressive Asset Allocation               March 1, 2002
       IDEX T. Rowe Price Health Sciences             March 1, 2002
       IDEX Transamerica Convertible Securities       March 1, 2002
       IDEX Transamerica Money Market                 March 1, 2002
       IDEX PIMCO Total Return                        March 1, 2002
       IDEX Transamerica Conservative High-Yield Bond March 1, 2002
       IDEX Munder Net50                              December 1, 2000
       IDEX Transamerica Growth Opportunities         March 1, 2000
       IDEX PBHG Technology & Communications          March 1, 2000

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or ATFA, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the fund's permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law.

The investment adviser will reimburse a fund, or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund's average daily net assets. That percentage is listed by fund in the following table.

      Fund                                               Expense Cap
      ----                                               -----------
      IDEX American Century International            1.60%
      IDEX Janus Capital Appreciation                1.50%
      IDEX Janus Growth                              1.50%
      IDEX Janus Balanced                            1.50%
      IDEX Isabelle Small Cap Value                  1.50%
      IDEX American Century Income & Growth          1.50%
      IDEX Janus Flexible Income                     1.50%
      IDEX Gabelli Global Growth                     1.40%
      IDEX Janus Growth & Income                     1.60%
      IDEX Transamerica Conservative High-Yield Bond 1.25%
      IDEX Federated Tax Exempt                      1.00%
      IDEX Jennison Equity Opportunity               1.40%
      IDEX Great Companies -- America/SM/            1.20%
      IDEX Salomon Investors Value                   1.20%
      IDEX Salomon All Cap                           1.20%
      IDEX Transamerica Equity                       1.40%
      IDEX Goldman Sachs Growth                      1.40%
      IDEX Alger Aggressive Growth                   1.20%
      IDEX Great Companies -- Technology/SM/         1.20%
      IDEX PBHG Mid Cap Growth                       1.35%
      IDEX T. Rowe Price Small Cap                   1.40%
      IDEX Great Companies -- Global/2/              1.20%
      IDEX T. Rowe Price Tax-Efficient Growth        1.35%
      IDEX LKCM Strategic Total Return               1.20%
      IDEX Conservative Asset Allocation             0.70%
      IDEX Moderate Asset Allocation                 0.70%
      IDEX Moderately Aggressive Asset Allocation    0.70%
      IDEX Aggressive Asset Allocation               0.70%
      IDEX T. Rowe Price Health Sciences             1.60%
      IDEX Transamerica Convertible Securities       1.40%
      IDEX Transamerica Money Market                 0.48%
      IDEX PIMCO Total Return                        1.30%
      IDEX Transamerica Value Balanced               1.20%
      IDEX Munder Net50                              1.60%
      IDEX Transamerica Growth Opportunities         1.40%
      IDEX PBHG Technology & Communications          1.60%
      IDEX Janus Global                              No expense limitation

                                                Advisory Fee After Reimbursement    Advisory Fee Reimbursements
                                             -------------------------------------  ----------------------------
                                                           October 31                        October 31
                                             -------------------------------------  ----------------------------
                 Fund/(1)/                      2001         2000         1999        2001      2000      1999
                 ---------                   -----------  -----------  -----------  -------- ---------- --------
IDEX Alger Aggressive Growth                 $ 1,158,298  $ 1,761,732  $   617,922  $826,417 $  653,254 $318,097
IDEX Janus Capital Appreciation              $ 2,276,980  $ 3,728,539  $   466,930  $436,639 $  163,326 $ 94,449
IDEX Janus Global                            $12,222,120  $15,073,838  $ 6,949,268  $     -- $       -- $     --
IDEX Janus Growth                            $23,772,377  $35,530,261  $21,381,062  $     -- $1,140,848 $713,062
IDEX Jennison Equity Opportunity             $   (28,697) $   (32,744) $   (31,048) $267,370 $  116,905 $103,977
IDEX Salomon Investors Value/(2)/            $   138,816  $    29,094  $    35,123  $127,098 $  121,416 $105,260
IDEX LKCM Strategic Total Return Value       $   421,825  $   444,427  $   393,829  $127,902 $   89,610 $ 85,282
IDEX Transamerica Value Balanced/(3)/        $   125,784  $    76,233  $   237,931  $129,955 $  108,974 $ 68,735
IDEX Janus Balanced                          $ 4,826,897  $ 3,379,359  $ 1,086,804  $     -- $   72,131 $  6,324
IDEX Janus Flexible Income                   $   594,150  $   284,683  $   184,981  $     -- $    8,128 $ 36,126
IDEX Transamerica Conservative High-
  Yield Bond/(8)/                            $   505,743  $   424,701  $   484,795  $     -- $       -- $     --
IDEX Federated Tax Exempt                    $   126,217  $    55,875  $   122,580  $ 32,734 $   68,638 $ 28,238
IDEX Goldman Sachs Growth                    $    90,536  $   (21,647) $   (76,694) $134,177 $  112,815 $ 88,276
IDEX T. Rowe Price Tax-Efficient Growth/(5)/ $    71,520  $   (33,460) $   (76,054) $135,947 $  113,113 $ 87,719
IDEX Salomon All Cap                         $ 1,677,177  $   (14,788) $   (70,744) $233,467 $  213,177 $ 79,464
IDEX PBHG Mid Cap Growth/(6)/                $   236,911  $   207,437  $   (67,394) $582,421 $  373,224 $ 79,128
IDEX T. Rowe Price Small Cap                 $   (43,567) $   (57,507) $   (70,793) $210,289 $  153,190 $ 80,896
IDEX PBHG Technology &
  Communications/(7)/                        $    50,462  $   211,360          N/A  $453,872 $  229,341      N/A
IDEX Transamerica Growth Opportunities/(4)/  $   (52,024) $   (89,494) $    91,494  $137,888 $  125,027      N/A
IDEX Transamerica Equity                     $   (35,686) $   (95,571)         N/A  $107,320 $  115,809      N/A
IDEX Great Companies -- America/SM/          $   395,700  $   (45,175)         N/A  $165,500 $   80,181      N/A
IDEX Great Companies -- Technology/SM/       $   (56,139) $   (66,721)         N/A  $191,688 $   83,145      N/A
IDEX Great Companies -- Global/2/            $   (76,716) $   (61,529)         N/A  $143,675 $   63,670      N/A
IDEX Gabelli Global Growth                   $   284,584  $   (52,683)         N/A  $214,799 $   64,458      N/A
IDEX Janus Growth & Income                   $   (58,559)         N/A          N/A  $172,602        N/A      N/A
IDEX American Century Income & Growth        $  (131,959)         N/A          N/A  $150,912        N/A      N/A
IDEX American Century International
  (formerly GE International Equity)         $  (152,514)         N/A          N/A  $161,802        N/A      N/A
IDEX Isabelle Small Cap Value                $   (42,408)         N/A          N/A  $ 89,374        N/A      N/A
IDEX Munder Net50                            $  (125,028)         N/A          N/A  $138,721        N/A      N/A

-----------------


(1)Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.

(2)Prior to February 28, 2002, NWQ Investment Management Company, Inc. served as sub-adviser and the fund was named IDEX NWQ Value Equity.
(3)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser and the fund was named IDEX Dean Asset Allocation.
(4)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.
(5)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(6)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(7)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.
(8)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.

Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, CO 80206, serves as sub-adviser to IDEX Janus Capital Appreciation, IDEX Janus Global, IDEX Janus Growth, IDEX Janus Balanced, IDEX Janus Flexible Income and IDEX Janus Growth & Income pursuant to sub-advisory agreements with ATFA.

Fred Alger Management, Inc. ("Alger"), 30 Montgomery St., Jersey City, NJ 07302, serves as sub-adviser to IDEX Alger Aggressive Growth pursuant to a sub-advisory agreement with ATFA.

Luther King Capital Management Corporation ("LKCM"), 301 Commerce Street, Suite 1600, Fort Worth, TX

76102, serves as sub-adviser to IDEX LKCM Strategic Total Return pursuant to a sub-advisory agreement with ATFA.

Jennison Associates, LLC ("Jennison"), 466 Lexington Avenue, New York, NY 10017, serves as sub-adviser to IDEX Jennison Equity Opportunity pursuant to a sub-advisory agreement with ATFA.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 E. Pratt Street, Baltimore, MD 21202, serves as sub-adviser to IDEX T. Rowe Price Small Cap, IDEX T. Rowe Price Tax-Efficient Growth and IDEX T. Rowe Price Health Sciences pursuant to a sub-advisory agreement with ATFA.

Salomon Brothers Asset Management Inc. ("SBAM"), 300 First Stamford Place, 4th Floor, Stamford, CT 06902, serves as sub-adviser to IDEX Salomon All Cap and IDEX Salomon Investors Value pursuant to a sub-advisory agreement with ATFA.

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 825 Dupportrail, Wayne, PA 19087, serves as sub-adviser to IDEX PBHG Mid Cap Growth and IDEX PBHG Technology & Communications pursuant to a sub-advisory agreement with ATFA.

Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, NY 10004, serves as sub-adviser to IDEX Goldman Sachs Growth pursuant to a sub-advisory agreement with ATFA.

Transamerica Investment Management, LLC ("TIM"), 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015, serves as sub-adviser to IDEX Transamerica Growth Opportunities, IDEX Transamerica Equity, IDEX Transamerica Value Balanced, IDEX Transamerica Money Market and IDEX Transamerica Convertible Securities pursuant to a sub-advisory agreement with ATFA.

Great Companies, L.L.C. ("Great Companies"), 8550 Ulmerton Road, Largo, FL 33771, serves as sub-adviser to IDEX Great Companies -- America/SM/, IDEX Great Companies -- Technology/SM/ and IDEX Great Companies -- Global/2/ pursuant to a sub-advisory agreement with ATFA.

Federated Investment Management Company ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as sub-adviser to IDEX Federated Tax Exempt pursuant to a sub-advisory agreement with ATFA.

Gabelli Asset Management Company ("Gabelli"), One Corporate Center, Rye, New York 10580-1434, serves as sub- adviser to IDEX Gabelli Global Growth pursuant to a sub-advisory agreement with ATFA.

Munder Capital Management ("Munder"), 480 Pierce Street, Birmingham, MI 48009, serves as sub-adviser to IDEX Munder Net50 pursuant to a sub-advisory agreement with ATFA.

American Century Investment Management, Inc. ("American Century"), American Century Tower, 4500 Main Street, Kansas City, MO 64111, serves as sub-adviser to IDEX American Century Income & Growth and IDEX American Century International pursuant to a sub-advisory agreement with ATFA.

Ironwood Capital Management, LLC ("Ironwood"), 21 Custom House Street, Boston, MA 02110, serves as sub-adviser to IDEX Isabelle Small Cap Value pursuant to a sub-advisory agreement with ATFA.

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to IDEX PIMCO Total Return pursuant to a sub-advisory agreement with ATFA.

Morningstar Associates, LLC ("Morningstar"), 225 West Wacker Drive, Chicago, Illinois 60606, serves as "consultant" to ATFA for investment model creation and maintenance to IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, and IDEX Aggressive Asset Allocation pursuant to an agreement dated March 1, 2002.




AEGON USA Investment Management, LLC ("AUMI"), located at 4333 Edgewood Rd NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to IDEX Transamerica Conservative High-Yield Bond pursuant to a sub-advisory agreement with ATFA.


The sub-advisers also serve as sub-advisers to certain portfolios of the AEGON/Transamerica Series Fund, Inc., a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."

               Fund                            Sub-Adviser                            Sub-Advisory Fee
               ----                            -----------                            ----------------

IDEX Jennison Equity Opportunity    Jennison Associates, LLC          0.40% of the first $500 million of average daily
                                                                      net assets; 0.35% of the average daily net
                                                                      assets over $500 million

IDEX Great Companies -- America/SM/ Great Companies, L.L.C.           50% of the advisory fees received by ATFA,
                                                                      less 50% of any amount reimbursed pursuant
                                                                      to its expense limitation

IDEX Goldman Sachs Growth           Goldman Sachs Asset               0.50% of the first $50 million of average daily
                                    Management                        net assets; 0.45% of the next $50-$100 million
                                                                      average daily net assets; and 0.40% of
                                                                      average daily net assets in excess of $100
                                                                      million

IDEX Janus Growth                   Janus Capital Corporation         0.50% of the first $750 million of average daily
                                                                      net assets; 0.45% of the next $250 million
                                                                      average daily net assets; and 0.4250% of
                                                                      average daily net assets in excess of $1
                                                                      billion, less 50% of any amount reimbursed
                                                                      pursuant to the fund's expense limitation

IDEX Salomon Investors Value        Salomon Brothers Asset            0.35% of the average daily net assets
                                    Management Inc

IDEX Salomon All Cap                Salomon Brothers Asset            0.30% of the first $20 million of average daily
                                    Management Inc                    net assets; 0.50% of the next $20-$100 million
                                                                      of average daily net assets; and 0.40% of
                                                                      average daily net assets over $100 million

IDEX Transamerica Equity            Transamerica Investment           50% of the advisory fees received by ATFA,
                                    Management LLC                    less 50% of any amount reimbursed pursuant
                                                                      to its expense limitation

IDEX Alger Aggressive Growth        Fred Alger Management, Inc.       50% of the fees received by ATFA, less 40%
                                                                      of any amount reimbursed pursuant to its
                                                                      expense limitation

IDEX Great Companies --             Great Companies, L.L.C.           50% of the advisory fees received by ATFA,
Technology/SM/                                                        less 50% of any amount reimbursed pursuant
                                                                      to its expense limitation

IDEX Janus Capital Appreciation     Janus Capital Corporation         0.50% of the first $750 million of average daily
                                                                      net assets; 0.45% of the next $250 million
                                                                      average daily net assets; and 0.4250% of
                                                                      average daily net assets in excess of $1
                                                                      billion, less 50% of any amount reimbursed
                                                                      pursuant to the fund's expense limitation

IDEX Munder Net50                   Munder Capital Management         0.65% of the first $1 billion of average daily
                                                                      net assets; and 0.60% of average daily net
                                                                      assets in excess of $1 billion.

IDEX PBHG Mid Cap Growth            Pilgrim Baxter & Associates, Ltd. 0.50% of the first $100 million of average daily net assets; 0.40% of average daily net assets
                                                                      in excess of $100 million (from first dollar)

IDEX PBHG Technology &              Pilgrim Baxter & Associates, Ltd. 0.55% of the first $500 million of average daily
Communications                                                        net assets; 0.50% of average daily net assets
                                                                      in excess of $500 million

              Fund                         Sub-Adviser                           Sub-Advisory Fee
              ----                         -----------                           ----------------

IDEX Transamerica Growth          Transamerica Investment        50% of the fees received by ATFA, less 50%
Opportunities                     Management, LLC                of any amount reimbursed pursuant to its
                                                                 expense limitation

IDEX T. Rowe Price Small Cap      T. Rowe Price Associates, Inc. 0.35% of average daily net assets

IDEX Gabelli Global Growth        Gabelli Asset Management       0.50% of the first $500 million of the fund's
                                  Company                        average daily net assets; 0.40% of average
                                                                 daily net assets over $500 million up to $1
                                                                 billion; and 0.30% of average daily net assets
                                                                 in excess of $1 billion

IDEX Great Companies -- Global/2/ Great Companies, L.L.C.        50% of the advisory fees received by ATFA,
                                                                 less 50% of any amount reimbursed pursuant
                                                                 to its expense limitation

IDEX Janus Global                 Janus Capital Corporation      0.50% of the first $750 million of average daily
                                                                 net assets; 0.45% of the next $250 million in
                                                                 average daily net assets; and 0.4250% of
                                                                 average daily net assets in excess of $1 billion

IDEX Janus Growth & Income        Janus Capital Corporation      0.55% of the first $100 million of the fund's
                                                                 average daily net assets; 0.50% of the next
                                                                 $400 million of the fund's average daily net
                                                                 assets; and 0.45% of average daily net assets
                                                                 over $500 million

IDEX T. Rowe Price Tax-Efficient  T. Rowe Price Associates, Inc. 0.45% of the first $100 million of the fund's
Growth                                                           average daily net assets; 0.40% of the next
                                                                 $100 million up to $250 million; and 0.35% of
                                                                 average daily net assets in excess of $250
                                                                 million

IDEX Transamerica Value Balanced  Transamerica Investment        50% of the fees received by ATFA, less 50%
                                  Management, LLC                of any amount reimbursed pursuant to its
                                                                 expense limitation

IDEX Janus Balanced               Janus Capital Corporation      0.50% of the first $750 million of average daily
                                                                 net assets; 0.45% of next $250 million in
                                                                 average daily net assets; and 0.4250% of
                                                                 average daily net assets in excess of $1
                                                                 billion, less 50% of any amount reimbursed
                                                                 pursuant to the fund's expense limitation

IDEX LKCM Strategic Total Return  Luther King Capital            50% of the fees received by ATFA, less 50%
                                  Management Corporation         of any amount reimbursed pursuant to its
                                                                 expense limitation

IDEX Transamerica Conservative    AEGON USA Investment           50% of the fees received by ATFA, less 50%
High-Yield Bond                   Management, LLC                of any amount reimbursed pursuant to its
                                                                 expense limitation

IDEX Federated Tax Exempt         Federated Investment           0.30% of the average daily net assets
                                  Management Company

IDEX Janus Flexible Income        Janus Capital Corporation      0.45% of the first $100 million of average daily
                                                                 net assets; 0.40% of the next $150 million in
                                                                 average daily net assets; and 0.35% of
                                                                 average daily net assets in excess of $250
                                                                 million, less 50% of any amount reimbursed
                                                                 pursuant to the fund's expense limitation

               Fund                          Sub-Adviser                          Sub-Advisory Fee
               ----                          -----------                          ----------------
IDEX Conservative Asset Allocation  ATFA, Morningstar Associates,  consultant fee, $250,000 per year
                                    LLC ("Consultants")
IDEX Moderate Asset Allocation      ATFA, Morningstar Associates,  consultant fee, $250,000 per year
                                    LLC ("Consultants")
IDEX Moderately Aggressive Asset    ATFA, Morningstar Associates,  consultant fee, $250,000 per year
Allocation                          LLC ("Consultants")
IDEX Aggressive Asset Allocation    ATFA, Morningstar Associates,  consultant fee, $250,000 per year
                                    LLC ("Consultants")
IDEX T. Rowe Price Health Sciences  T. Rowe Price Associates, Inc. 0.60% of the first $500 million of the fund's average daily net assets; 0.55% of the fund's
                                                                   average daily net assets in excess of $500
                                                                   million
IDEX Transamerica Convertible       Transamerica Investment        0.40% of the first $500 million of the fund's
Securities                          Management, LLC                average daily net assets; 0.35% of the fund's
                                                                   average daily net assets in excess of $500
                                                                   million
IDEX Transamerica Money Market      Transamerica Investment        0.15% of the fund's average daily net assets
                                    Management, LLC
IDEX PIMCO Total Return             Pacific Investment Management, 0.25% of the fund's average daily net assets
                                    LLC
IDEX American Century Income &      American Century Investment    0.50% of the first $100 million of the fund's
Growth                              Management, Inc.               average daily net assets 0.45% of the fund's
                                                                   average daily net assets over $100 million up
                                                                   to $250 million; and 0.40% of the fund's
                                                                   average daily net assets in excess of $250
                                                                   million
IDEX American Century International American Century Investment    0.60% of the first $50 million of the fund's
                                    Management, Inc.               average daily net assets; 0.55% of the fund's
                                                                   average daily net assets over $50 million up to
                                                                   $150 million; 0.50% of the fund's average
                                                                   daily net assets over $150 million up to $500
                                                                   million; and 0.45% of the fund's average daily
                                                                   assets in excess of $500 million
IDEX Isabelle Small Cap Value       Ironwood Capital Management,   0.50% of the first $200 million of the fund's
                                    LLC                            average daily net assets; 0.45% of the fund's
                                                                   average daily assets in excess of $200 million

Expense Reimbursement

ATFA has entered into an expense limitation agreement with IDEX on behalf of each applicable fund, pursuant to which ATFA has agreed to reimburse a fund for certain operating expenses so that the total annual operating expenses of each applicable fund do not exceed the total operating expenses specified for that fund (expense cap) in the fund's then-current SAI. IDEX, on behalf of an applicable fund, will at a later date reimburse ATFA for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund's expense ratio does not exceed the expense cap. The agreement has an initial term from April 30, 2001, and continues automatically for one-year terms unless ATFA provides written notice to IDEX at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to ATFA.

The following funds are currently included in the Expense Reimbursement
Agreement:

   IDEX Great Companies -- America/SM/
   IDEX Great Companies -- Technology/SM/
   IDEX Great Companies -- Global/2/
   IDEX Gabelli Global Growth
   IDEX Isabelle Small Cap Value
   IDEX Munder Net50
   IDEX American Century International
   IDEX American Century Income & Growth
   IDEX Janus Growth & Income


   IDEX T. Rowe Price Health Sciences
   IDEX Transamerica Convertible Securities
   IDEX PIMCO Total Return
   IDEX Transamerica Money Market

                          SUB-ADVISORY FEES PAID/(1)/
                           (Net of Fees Reimbursed)

                                                                October 31
                                                    -----------------------------------
Fund                                                   2001        2000        1999
----                                                ----------- ----------- -----------
IDEX Alger Aggressive Growth                        $   660,791 $   946,191 $   342,362
IDEX Janus Capital Appreciation                     $ 1,098,473 $ 1,901,803 $   233,465
IDEX Janus Global                                   $ 6,111,060 $ 6,907,199 $ 3,480,875
IDEX Janus Growth                                   $11,567,696 $16,368,873 $11,063,717
IDEX Jennison Equity Opportunity                    $   116,602 $        -- $        --
IDEX Salomon Investors Value/(2)/                   $    67,907 $    14,547 $    16,106
IDEX LKCM Strategic Total Return                    $   210,710 $   222,213 $   197,195
IDEX Transamerica Value Balanced/(3)/               $    62,381 $    38,116 $   119,012
IDEX Janus Balanced                                 $ 2,424,417 $ 1,721,405 $   545,519
IDEX Janus Flexible Income                          $   300,494 $   146,453 $    95,664
IDEX Transamerica Conservative High-Yield Bond/(8)/ $   252,871 $   212,351 $   242,397
IDEX Federated Tax Exempt                           $    79,578 $    45,076 $    61,347
IDEX Goldman Sachs Growth                           $   140,366 $    57,224 $    10,780
IDEX T. Rowe Price Tax-Efficient Growth/(5)/        $   130,190 $    49,931 $    10,862
IDEX Salomon All Cap                                $   991,117 $   123,993 $     4,872
IDEX PBHG Mid Cap Growth/(6)/                       $   409,693 $   364,829 $    10,925
IDEX T. Rowe Price Small Cap                        $    72,941 $    42,001 $     6,615
IDEX PBHG Technology & Communications/(7)/          $   277,384 $   363,126         N/A
IDEX Transamerica Growth Opportunities/(4)/         $        -- $        --         N/A
IDEX Transamerica Equity                            $        -- $        --         N/A
IDEX Great Companies -- America/SM/                 $   174,521 $        --         N/A
IDEX Great Companies -- Technology/SM/              $     3,024 $        --         N/A
IDEX Great Companies -- Global/2/                   $        -- $        --         N/A
IDEX Gabelli Global Growth                          $   250,076 $    45,848         N/A
IDEX Janus Growth & Income                          $    62,724         N/A         N/A
IDEX American Century Income & Growth               $    10,530         N/A         N/A
IDEX American Century International                 $     5,572         N/A         N/A
IDEX Isabelle Small Cap                             $    26,093         N/A         N/A
IDEX Munder Net50                                   $     8,901         N/A         N/A

-----------------

(1)Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.

(2)Prior to February 28, 2002, NWQ Investment Management Company, Inc. served as sub-adviser and the fund was named IDEX NWQ Value Equity.
(3)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser and the fund was named IDEX Dean Asset Allocation.
(4)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.
(5)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(6)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(7)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.
(8)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.

Western Reserve Life Assurance Co. - of Ohio ("WRL") owns 100% of the common stock of ATFA. AUSA Holding Company ("AUSA") owns 100% of the outstanding shares of the Fund's distributor and transfer agent. AUSA is wholly-owned, and WRL is indirectly owned, by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

                                  DISTRIBUTOR

Effective March 1, 2001 IDEX Mutual Funds entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the funds. (Prior to this date InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 served as the principal underwriter.) The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above. A discussion of AFSG's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                         UNDERWRITING COMMISSIONS/(1)/

                                         Commissions Received              Commissions Retained
                                         For the Period Ended              For the Period Ended
                                  ---------------------------------- ---------------------------------
                                              October 31                        October 31
                                  ---------------------------------- ---------------------------------
Fund                                 2001       2000        1999        2001       2000        1999
----                              ---------- ----------- ----------- ---------- ----------- ----------
IDEX Alger Aggressive Growth      $  777,483 $ 3,586,962 $ 1,519,511 $  681,995 $ 3,139,748 $1,321,658
IDEX Janus Capital Appreciation   $  756,685 $ 5,588,693 $   882,472 $  664,722 $ 4,924,015 $  772,645
IDEX Janus Global                 $  746,617 $10,875,249 $ 4,132,880 $  659,370 $ 9,773,728 $3,671,479
IDEX Janus Growth                 $4,002,726 $16,382,814 $11,290,051 $3,490,312 $14,469,497 $9,851,566
IDEX Jennison Equity Opportunity  $  373,178 $    69,027 $    65,496 $  325,806 $    59,539 $   57,639
IDEX Salomon Investors Value/(6)/ $  138,575 $    97,639 $   117,549 $  119,066 $    84,923 $  102,842
IDEX LKCM Strategic Total Return  $  206,815 $   391,839 $   416,127 $  175,056 $   332,691 $  356,357
IDEX Transamerica Value
  Balanced/(2)/                   $  162,905 $    61,549 $   111,737 $  141,767 $    52,858 $   97,158
IDEX Janus Balanced               $1,398,094 $ 3,227,896 $ 1,767,590 $1,246,543 $ 2,856,942 $1,566,316
IDEX Janus Flexible Income        $  274,892 $   194,503 $   131,918 $  244,993 $   175,265 $  115,018
IDEX Transamerica Conservative
  High-Yield Bond/(8)/            $  228,037 $   122,834 $   348,609 $   97,364 $   109,470 $  296,635
IDEX Federated Tax Exempt         $   70,580 $    47,089 $    78,111 $   59,705 $    40,828 $   66,807
IDEX Goldman Sachs Growth         $  156,404 $   219,731 $    57,489 $  137,617 $   193,007 $   50,035
IDEX T. Rowe Price Tax-Efficient
  Growth/(3)/                     $  160,162 $   157,894 $    65,630 $  139,811 $   136,415 $   57,802
IDEX Salomon All Cap              $2,165,612 $   743,190 $    56,382 $1,952,914 $   652,950 $   48,803
IDEX PBHG Mid Cap Growth/(7)/     $  593,810 $ 1,565,934 $    66,207 $  513,149 $ 1,369,847 $   57,809
IDEX T. Rowe Price Small Cap      $  115,796 $   238,585 $    33,728 $  100,781 $   208,316 $   29,698
IDEX PBHG Technology &
  Communications/(5)/             $  320,447 $ 1,198,728         N/A $  280,599 $ 1,054,289        N/A
IDEX Transamerica Growth
  Opportunities/(4)/              $   68,523 $   134,303         N/A $   60,648 $   120,311        N/A
IDEX Transamerica Equity          $   38,123 $    63,833         N/A $   33,070 $    55,988        N/A
IDEX Great Companies --
  America/SM/                     $1,062,976 $   268,035         N/A $  922,709 $   231,303        N/A
IDEX Great Companies --
  Technology/SM/                  $  182,376 $   119,790         N/A $  158,776 $   103,700        N/A
IDEX Great Companies -- Global/2/ $  100,666 $    34,500         N/A $   85,690 $    31,541        N/A
IDEX Gabelli Global Growth        $  594,587 $   163,339         N/A $  511,905 $   144,103        N/A
IDEX Janus Growth & Income        $  179,121         N/A         N/A $  155,861         N/A        N/A
IDEX American Century Income &
  Growth                          $   47,271         N/A         N/A $   41,367         N/A        N/A
IDEX American Century
  International                   $   18,723         N/A         N/A $   16,166         N/A        N/A
IDEX Isabelle Small Cap Value     $  147,307         N/A         N/A $  129,658         N/A        N/A
IDEX Munder Net50                 $   22,518         N/A         N/A $   19,253         N/A        N/A

For the Period Ended October 31, 2001:

                                                    Net Underwriting Compensation on
                                                     Discounts and   Redemptions and  Brokerage     Other
Fund/(1)/                                             Commissions      Repurchases   Commissions Compensation
---------                                           ---------------- --------------- ----------- ------------
IDEX Alger Aggressive Growth                           $  681,995      $  372,952        --       $  309,043
IDEX Janus Capital Appreciation                        $  664,722      $  372,633        --       $  292,089
IDEX Janus Global                                      $  659,370      $1,251,341        --       $ (591,971)
IDEX Janus Growth                                      $3,490,312      $1,424,035        --       $2,066,277
IDEX Jennison Equity Opportunity                       $  325,806      $   34,195        --       $  291,611
IDEX Salomon Investors Value/(6)/                      $  119,066      $   62,485        --       $   56,581
IDEX LKCM Strategic Total Return                       $  175,056      $   59,753        --       $  115,303
IDEX Transamerica Value Balanced/(2)/                  $  141,767      $   22,241        --       $  119,526
IDEX Janus Balanced                                    $1,246,543      $  684,663        --       $  561,880
IDEX Janus Flexible Income                             $  244,993      $   93,855        --       $  151,138
IDEX Transamerica Conservative High-Yield Bond/(8)/    $   97,364      $   86,528        --       $   10,836
IDEX Federated Tax Exempt                              $   59,705      $   46,295        --       $   13,410
IDEX Goldman Sachs Growth                              $  137,617      $  125,370        --       $   12,247
IDEX T. Rowe Price Tax-Efficient Growth/(3)/           $  139,811      $   43,483        --       $   96,328
IDEX Salomon All Cap                                   $1,952,914      $  344,039        --       $1,608,875
IDEX PBHG Mid Cap Growth/(7)/                          $  513,149      $  234,114        --       $  279,035
IDEX T. Rowe Price Small Cap                           $  100,781      $   31,686        --       $   69,095
IDEX PBHG Technology & Communications/(5)/             $  280,599      $   86,947        --       $  193,652
IDEX Transamerica Growth Opportunities/(4)/            $   60,648      $    8,821        --       $   51,827
IDEX Transamerica Equity                               $   33,070      $    5,997        --       $   27,073
IDEX Great Companies -- America/SM/                    $  922,709      $  116,376        --       $  806,333
IDEX Great Companies -- Technology/SM/                 $  158,776      $   20,005        --       $  138,771
IDEX Great Companies -- Global/2/                      $   85,690      $    7,336        --       $   78,354
IDEX Gabelli Global Growth                             $  511,905      $  113,510        --       $  398,395
IDEX Janus Growth & Income                             $  155,861      $   13,494        --       $  142,367
IDEX American Century Income & Growth                  $   41,367      $    2,213        --       $   39,154
IDEX American Century International                    $   16,166      $      132        --       $   16,034
IDEX Isabelle Small Cap Value                          $  129,658      $    7,230        --       $  122,428
IDEX Munder Net50                                      $   19,253      $    8,253        --       $   11,000

-----------------

(1)Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.

(2)Prior to August 24, 2001, this fund was named IDEX Dean Asset Allocation and was managed by Dean Investment Associates.
(3)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(4)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.
(5)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.
(6)Prior to February 28, 2002, this fund was managed by NWQ Investment Management Company, Inc. and was named IDEX NWQ Value Equity.
(7)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(8)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.

                            ADMINISTRATIVE SERVICES
AFTA is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with AFTA. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. AFTA has entered into Administrative Services Agreements ("Administrative Agreement") with ISI applicable to each fund. Under each Administrative Agreement, ISI carries out and supervises all of the administrative functions of the funds and incurs AFTA's expenses related to such functions.

The administrative duties of ISI with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

                           ADMINISTRATIVE FEES/(1)/

Fund                                                   2001         2000        1999
----                                                -----------  ----------- -----------
IDEX Janus Capital Appreciation                     $ 1,976,486  $ 1,826,736 $   227,137
IDEX Janus Global                                   $   654,424  $ 8,166,639 $ 3,468,393
IDEX Janus Growth                                   $23,709,653  $19,161,388 $10,317,345
IDEX Janus Balanced                                 $ 3,728,424  $ 1,657,954 $   541,285
IDEX Alger Aggressive Growth                        $ 1,147,768  $   815,541 $   275,560
IDEX Jennison Equity Opportunity                    $  (239,407)          --         -0-
IDEX Salomon Investors Value/(2)/                   $  (270,877) $    14,547 $    19,017
IDEX LKCM Strategic Total Return                    $   412,924  $   222,214 $   196,382
IDEX Transamerica Value Balanced/(3)/               $    63,403  $    38,117 $   119,083
IDEX Transamerica Conservative High-Yield Bond/(5)/ $  (155,048) $   212,350 $   242,398
IDEX Federated Tax Exempt                           $  (123,859) $    10,799 $    61,347
IDEX Goldman Sachs Growth                           $   (83,985)          --         -0-
IDEX T. Rowe Price Tax-Efficient Growth/(4)/        $   (58,670)          --         -0-
IDEX Salomon All Cap                                $ 1,604,236           --         -0-
IDEX PBHG Mid Cap Growth/(7)/                       $  (754,206)          --         -0-
IDEX T. Rowe Price Small Cap                        $   (43,567)          --         -0-
IDEX Janus Flexible Income                          $(5,516,910) $   138,230 $    89,131
IDEX Transamerica Growth Opportunities/(8)/         $   (52,024)          --         N/A
IDEX Transamerica Equity                            $   (35,686)          --         N/A
IDEX PBHG Technology & Communications/(6)/          $   (17,445)          --         N/A
IDEX Great Companies -- America/SM/                 $   395,700           --         N/A
IDEX Great Companies -- Technology/SM/              $  (113,571)          --         N/A
IDEX Great Companies -- Global/2/                   $   (79,740)          --         N/A
IDEX Gabelli Global Growth                          $   233,356           --         N/A
IDEX Janus Growth & Income                          $  (175,161)         N/A         N/A
IDEX Munder Net50                                   $  (402,412)         N/A         N/A
IDEX American Century Income & Growth               $  (137,531)         N/A         N/A
IDEX American Century International                 $  (232,092)         N/A         N/A
IDEX Isabelle Small Cap Value                       $(2,466,825)         N/A         N/A

-----------------


(1)Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.

(2)Prior to February 28, 2002, NWQ Investment Management Company, Inc. served as sub-adviser and the fund was named IDEX NWQ Value Equity.
(3)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser and the fund was named IDEX Dean Asset Allocation.
(4)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(5)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.
(6)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.
(7)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(8)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.

                CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank & Trust, 801 Pennsylvania, Kansas City, Missouri 64105-1307, is custodian for the fund. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Idex Investor Services, Inc. ("IIS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for each fund, withholding agent and dividend disbursing agent. IIS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of ATFA. Each fund pays the transfer agent an annual per-account charge of $15.39 for each of its shareholder accounts in existence, $2.73 for each new account opened and $1.63 for each closed account.

State Street Bank & Trust ("State Street") is a provider of data processing and recordkeeping services for the Fund's transfer agent. Each fund may use another affiliate of State Street as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 2001, 2000 and 1999.

                          TRANSFER AGENCY FEES /(1) /

                                                    Fees and Expenses Net of Brokerage
                                                       Credits For the Period Ended
-                                                   ----------------------------------
                                                                October 31
Fund                                                   2001        2000        1999
----                                                ----------  ----------  ----------
IDEX Alger Aggressive Growth                        $1,451,320  $1,478,370  $  592,015
IDEX Janus Capital Appreciation                     $1,439,575  $1,601,450  $  209,550
IDEX Janus Global                                   $3,045,780  $3,545,240  $1,662,198
IDEX Janus Growth                                   $6,129,760  $5,886,062  $3,525,633
IDEX Jennison Equity Opportunity                    $  155,385  $   69,775  $   54,690
IDEX Salomon Investors Value/(2)/                   $  144,845  $   92,410  $   87,425
IDEX LKCM Strategic Total Return                    $  254,430  $  235,748  $  199,815
IDEX Transamerica Value Balanced/(3)/               $  133,915  $  110,065  $  117,310
IDEX Janus Balanced                                 $1,062,490  $  818,615  $  304,645
IDEX Janus Flexible Income                          $  139,785  $   83,955  $   60,510
IDEX Transamerica Conservative High-Yield Bond/(8)/ $  177,680  $  133,815  $  141,930
IDEX Federated Tax Exempt                           $   31,380  $   43,490  $   31,360
IDEX Goldman Sachs Growth                           $  111,610  $   61,140  $   12,130
IDEX T. Rowe Price Tax-Efficient Growth/(4)/        $  108,420  $   54,260  $   12,370
IDEX Salomon All Cap                                $  814,545  $  140,935  $   12,370
IDEX PBHG Mid Cap Growth/(6)/                       $  742,015  $  476,335  $   12,370
IDEX T. Rowe Price Small Cap                        $  151,980  $   90,020  $   12,370
IDEX PBHG Technology & Communications/(7)/          $  493,060  $  221,630         N/A
IDEX Transamerica Growth Opportunities/(5)/         $   85,975  $   26,140         N/A
IDEX Transamerica Equity                            $   48,570  $   16,510         N/A
IDEX Great Companies -- America/SM/                 $  283,340  $   17,535         N/A
IDEX Great Companies -- Technology/SM/              $  130,980  $   15,435         N/A
IDEX Great Companies -- Global/2/                   $   46,535  $    2,940         N/A
IDEX Gabelli Global Growth                          $  219,575  $    2,940         N/A
IDEX Janus Growth & Income                          $   55,355                     N/A
IDEX American Century Income & Growth               $   15,285                     N/A
IDEX American Century International                 $   11,555                     N/A
IDEX Isabelle Small Cap Value                       $   23,420                     N/A
IDEX Munder Net50                                   $   19,255                     N/A

-----------------

(1)Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.

(2)Prior to February 28, 2002, NWQ Investment Management Company, Inc. served as sub-adviser and the fund was named IDEX NWQ Value Equity.
(3)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser and the fund was named IDEX Dean Asset Allocation.
(4)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(5)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.
(6)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(7)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.
(8)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.

                        FUND TRANSACTIONS AND BROKERAGE
Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser considers a number of factors, including but not limited to:

   The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

   The nature of the security being traded;

   The size and type of the transaction;

   The nature and character of the markets for the security to be purchased or sold;

   The desired timing of the trade;

   The activity existing and expected in the market for the particular security;

   The quality of the execution, clearance and settlement services;

   Financial stability;

   The existence of actual or apparent operational problems of any broker or dealer; and

   Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

   Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

   Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

   Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

   Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may also consider the sale or recommendation of a fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of ATFA, AFSG or the sub-adviser, including DST Securities, Inc., or Fred Alger & Company, Incorporated. It is anticipated that Fred Alger & Company, Incorporated, an affiliate of Alger, will serve as IDEX Alger Aggressive Growth's broker in effecting substantially all of IDEX Alger Aggressive Growth's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the Fund's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

For the fiscal year ended October 31, 2001, IDEX Alger Aggressive Growth paid the following commissions to Fred Alger & Company, Incorporated:

                          Commissions Paid:
                          -----------------
               Fiscal 2001                              $438,913
               Fiscal 2000 Percentages:
                 Commissions with affiliates to total
                 commissions                               0.99%
               Value of brokerage transactions with
                 affiliates to value of total brokerage
                 transactions                              0.98%

As of October 31, 2001, IDEX Janus Growth, IDEX Janus Capital Appreciation and IDEX Janus Growth & Income owned $23,704,481, $1,017,327 and $107,355, respectively, of the common stock of Charles Schwab Corp. Charles Schwab Corp. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX Janus Growth, IDEX Janus Capital Appreciation and IDEX Janus Growth & Income during the fiscal year ended October 31, 2001.

As of October 31, 2001, IDEX Janus Global, IDEX Great Companies -- America/SM, IDEX Great Companies --Global2, IDEX Janus Growth & Income and IDEX American Century Income & Growth owned $6,128,135, $4,611,440, $515,856, $227,836 and
$57,057, respectively, of the common stock of Goldman Sachs Group, Inc. Goldman Sachs Group, Inc. is one of the ten brokers or dealers that received the greatest dollar amount /of brokerage commissions from IDEX Janus Global, IDEX Great Companies -- America/SM, IDEX Great Companies -- Global2, IDEX Janus Growth & Income and IDEX American Century Income & Growth during the fiscal year ended October 31, 2001. /

As of October 31, 2001, IDEX T. Rowe Price Small Cap owned $128,820 of the common stock of Investment Technology Group, Inc. Investment Technology Group, Inc. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX T. Rowe Price Small Cap during the fiscal year ended October 31, 2001.

As of October 31, 2001, IDEX Transamerica Value Balanced owned $497,550 of the common stock of Jefferies Group, Inc. Jefferies Group, Inc. is one of the ten bro-kers or dealers that received the greatest dollar amount of brokerage commissions from IDEX Transamerica Value Balanced during the fiscal year ended October 31, 2001.

As of October 31, 2001, IDEX American Century Income & Growth owned $116,863 of the common stock of Lehman Brothers Holdings Corp. Lehman Brothers Holdings Corp. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX American Century Income & Growth during the fiscal year ended October 31, 2001.

As of October 31, 2001, IDEX Janus Growth, IDEX Janus Balanced, IDEX Goldman Sachs Growth and IDEX Janus Growth & Income owned $34,592,968, $1,781,183, $90,480 and $140,965, respectively, of the common stock of Merrill Lynch & Company, Inc. Merrill Lynch & Company, Inc. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX Janus Growth, IDEX Janus Balanced, IDEX Goldman Sachs Growth and IDEX Janus Growth & Income during the fiscal year ended October 31, 2001.

As of October 31, 2001, IDEX Goldman Sachs Growth, IDEX T. Rowe Price Tax-Efficient Growth and IDEX American Century Income & Growth owned $87,077, $200,572 and $198,175, respectively, of the common stock of Morgan Stanley, Dean Witter, Discover & Company. Morgan Stanley, Dean Witter, Discover & Company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX Goldman Sachs Growth, IDEX T. Rowe Price Tax-Efficient Growth and IDEX American Century Income & Growth during the fiscal year ended October 31, 2001.

                             BROKERAGE COMMISSIONS

                                    IDEX        IDEX                              IDEX       IDEX
                                   Alger       Janus        IDEX       IDEX     Jennison    Salomon
Brokerage Commissions Paid       Aggressive   Capital      Janus      Janus      Equity    Investors
(including Affiliated Brokerage)   Growth   Appreciation   Global     Growth   Opportunity Value/(1)/
-------------------------------- ---------- ------------ ---------- ---------- ----------- ---------
        October 31, 2001          $438,913    $604,670   $2,786,929 $3,959,628  $231,211    $53,287
        October 31, 2000          $328,891    $777,240   $2,817,562 $2,409,270  $ 61,467    $27,384
        October 31, 1999          $136,673    $179,054   $2,189,777 $2,668,652  $ 29,437    $13,580

Affiliated Brokerage Paid
-------------------------
        October 31, 2001          $438,913    $      0   $        0 $        0  $      0    $     0
        October 31, 2000          $323,971    $      0   $        0 $        0  $      0    $     0
        October 31, 1999          $136,631    $      0   $        0 $        0  $      0    $     0

                                                                                      IDEX
                                     IDEX         IDEX                    IDEX    Transamerica
                                     LKCM     Transamerica     IDEX      Janus    Conservative    IDEX
Brokerage Commissions Paid        Strategic      Value        Janus     Flexible   High-Yield  Federated
(including Affiliated Brokerage) Total Return Balanced/(2)/  Balanced    Income    Bond/(4)/   Tax Exempt
-------------------------------- ------------ ------------  ---------- ---------- ------------ ----------
        October 31, 2001           $35,872        $72,018   $1,536,149 $1,201,994      $0          $0
        October 31, 2000           $69,258        $27,473   $  577,167 $  114,844      $0          $0
        October 31, 1999           $62,337        $55,676   $  376,364 $  165,196      $0          $0

Affiliated Brokerage Paid
-------------------------
        October 31, 2001           $     0        $     0   $        0 $        0      $0          $0
        October 31, 2000           $     0        $     0   $        0 $        0      $0          $0
        October 31, 1999           $     0        $     0   $        0 $        0      $0          $0


                                                   IDEX                  IDEX
                                     IDEX      T. Rowe Price  IDEX       PBHG         IDEX
Brokerage Commissions Paid       Goldman Sachs Tax Efficient Salomon   Mid Cap    T. Rowe Price
(including Affiliated Brokerage)    Growth      Growth/(3)/  All Cap  Growth/(6)/   Small Cap
-------------------------------- ------------- ------------- -------- ----------  -------------
        October 31, 2001            $25,931       $27,999    $854,139  $101,144      $23,192
        October 31, 2000            $21,070       $19,319    $177,869  $ 88,609      $16,287
        October 31, 1999            $ 5,614       $ 2,883    $ 11,258  $  6,289      $ 2,752

Affiliated Brokerage Paid
-------------------------
        October 31, 2001            $ 1,375       $     0    $    858  $      0      $     0
        October 31, 2000            $ 1,232       $     0    $     30  $      0      $     0
        October 31, 1999            $   538       $     0    $     68  $      0      $     0


                                        IDEX               IDEX                          IDEX         IDEX
                                        PBHG           Transamerica         IDEX        Great         Great
Brokerage Commissions Paid          Technology &          Growth        Transamerica Companies -- Companies --
(including Affiliated Brokerage) Communications/(7)/ Opportunities/(5)/    Equity    America/SM/  Technology/SM/
-------------------------------- ------------------  -----------------  ------------ ------------ -------------
        October 31, 2001              $127,899            $12,922          $9,848      $119,417      $20,759
        October 31, 2000              $ 27,361            $ 6,929          $5,728      $ 15,100      $ 7,838
        October 31, 1999              $    N/A                N/A             N/A           N/A          N/A

Affiliated Brokerage Paid
-------------------------
        October 31, 2001              $      0            $     0          $    0      $  1,344      $     0
        October 31, 2000              $      0            $     0          $    0      $ 12,900      $ 7,174
        October 31, 1999              $    N/A                N/A             N/A           N/A          N/A

                                                                          IDEX
                                     IDEX      IDEX      IDEX           American     IDEX        IDEX
                                    Great     Gabelli   Janus    IDEX   Century    American    Isabelle
Brokerage Commissions Paid       Companies -- Global   Growth & Munder  Income &    Century    Small Cap
(including Affiliated Brokerage)  Global/2/   Growth    Income  Net50    Growth  International   Value
-------------------------------- ------------ -------- -------- ------- -------- ------------- ---------
        October 31, 2001           $14,721    $150,866 $41,837  $11,750  $3,874     $8,142      $67,993
        October 31, 2000           $ 3,310    $  9,059     N/A      N/A     N/A        N/A          N/A
        October 31, 1999               N/A         N/A     N/A      N/A     N/A        N/A          N/A

Affiliated Brokerage Paid
-------------------------
        October 31, 2001           $   262    $  2,348 $     0  $     0  $   11     $   67      $     0
        October 31, 2000           $ 2,026         N/A     N/A      N/A     N/A        N/A          N/A
        October 31, 1999               N/A         N/A     N/A      N/A     N/A        N/A          N/A

The following table provides brokerage commissions that were directed to brokers for brokerage and research services provided during the fiscal year ended October 31, 2001.

  IDEX Jennison Equity      IDEX Transamerica Value          IDEX Salomon Investors      IDEX LKCM Strategic Total
       Opportunity               Balanced/(2)/                     Value/(1)/                     Return
------------------------- ----------------------------  -------------------------------- -------------------------
        $ 23,174                    $  1,536                        $ 18,971                     $  6,323

IDEX Goldman Sachs Growth IDEX PBHG Mid Cap Growth/(6)/        IDEX Janus Growth             IDEX Janus Global
------------------------- ----------------------------  -------------------------------- -------------------------
        $ 14,044                    $329,761                        $333,131                     $ 48,264

                               IDEX Janus Capital       IDEX T. Rowe Price Tax-Efficient
   IDEX Janus Balanced            Appreciation                    Growth/(3)/              IDEX Salomon All Cap
------------------------- ----------------------------  -------------------------------- -------------------------
        $ 38,684                    $  9,567                        $  1,958                     $121,603

 IDEX PBHG Technology &     IDEX T. Rowe Price Small           IDEX Transamerica             IDEX Transamerica
   Communications/(7)/                Cap                  Growth Opportunities/(5)/              Equity
------------------------- ----------------------------  -------------------------------- -------------------------
        $329,761                    $    204                        $    580                     $  1,435

      IDEX Isabelle               IDEX Munder                      IDEX Janus                   IDEX Janus
     Small Cap Value                 Net50                      Growth & Income               Flexible Income
------------------------- ----------------------------  -------------------------------- -------------------------
        $ 40,548                    $ 34,813                        $  2,499                     $354,129

-----------------

(1)Prior to February 28, 2002, NWQ Investment Management Company, Inc. served as sub-adviser and the fund was named IDEX NWQ Value Equity.
(2)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser and the fund was named IDEX Dean Asset Allocation.
(3)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(4)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.
(5)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.
(6)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(7)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.

                             TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS

The fund is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each fund are managed by an investment adviser and sub-advisers, and by fund managers. The Board of Trustees is responsible for managing the business and affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the funds' assets by the investment adviser and sub-advisers. Information about the Directors and officers of the Fund is as follows:

DISINTERESTED TRUSTEES*

                                        Term of                                                      Number of
                                         Office                                                   Funds/Portfolios
                         Position(s)   and length             Principal Occupation(s)               overseen by
                            held        of time                    or Employment                     Trustee in
Name, Address & Age       With IDEX      served                 in the past 5 years                 Fund Complex
-------------------     -------------- ---------- ----------------------------------------------- ----------------
Peter R. Brown          Vice Chairman,  1986-     Chairman of the Board, Peter Brown                All IDEX
11180 6th Street East   Trustee         present   Construction Company (construction                funds (38)
Treasure Island,                                  contractors and engineers), Largo, Florida        All AEGON/
Florida 33708                                     (1963-2000); Vice Chairman and Director,          Transamerica
(DOB 5/10/28)                                     AEGON/Transamerica Series Fund, Inc.; Rear        Series Fund,
                                                  Admiral (Ret.) U.S. Navy Reserve, Civil           Inc.
                                                  Engineer Corps.                                   ("ATSF")
                                                                                                    portfolios (33)
Charles C. Harris       Trustee         1994-     Director, AEGON/Transamerica Series Fund,         All IDEX
35 Winston Drive                        present   Inc. (1986-present)                               funds (38)
Clearwater,                                                                                         All ATSF
Florida 33756                                                                                       Portfolios
(DOB 7/15/30)                                                                                       (33)
Russell A. Kimball, Jr. Trustee         2002-     Director, AEGON/Transamerica Series Fund,         All of IDEX
1160 Gulf Boulevard                     present   Inc. (1986-present); General Manager,             Funds (38)
Clearwater Beach,                                 Sheraton Sand Key Resort (resort hotel),          All ATSF
Florida 34630                                     Clearwater, Florida (1975-present)                Portfolios
(DOB 8/17/44)                                                                                       (33)
Jack E. Zimmerman       Trustee         1986-     Director (December, 1987-present), Western        All IDEX
6778 Rosezita Lane                      present   Reserve Life Assurance Co. of Ohio; currently     funds (38)
Dayton,                                           retired; formerly, Director, Regional Marketing
Ohio 45459                                        of Marietta Corporation (aerospace industry)
(DOB 2/3/28)                                      and Director of Strategic Planning of Martin
                                                  Marietta Baltimore Aerospace. Mr. Zimmerman
                                                  is also the brother-in-law of John R. Kenney,
                                                  Chairman of the Fund.
William W. Short, Jr.   Trustee         1986-     Director, AEGON/Transamerica Series Fund,         All IDEX
12420 73rd Court                        present   Inc. (2000-present); President and majority       funds (38)
Largo,                                            shareholder of Short's, Inc. (men's retail        All ATSF
Florida 33773                                     apparel); Chairman of Southern Apparel            Portfolios
(DOB 2/25/36)                                     Corporation, S.A.C. Apparel Corporation and       (33)
                                                  S.A.C. Distributors (nationwide wholesale
                                                  apparel distributors), Largo, Florida.

                                      Term of                                                      Number of
                                       Office                                                   Funds/Portfolios
                         Position(s) and length             Principal Occupation(s)               overseen by
                            held      of time                    or Employment                     Trustee in
Name, Address & Age       With IDEX    served                 in the past 5 years                 Fund Complex
-------------------      ----------- ---------- ----------------------------------------------- ----------------
Daniel Calabria           Trustee     1996-     Director, AEGON/Transamerica Series Fund,       All IDEX
7068 S. Shore Drive So.,              present   Inc. (2001-present); Trustee (1993-present) and funds (38)
South Pasadena,                                 President (1993-1995) of the Florida Tax Free   All ATSF
Florida 33707                                   Funds (mutual funds); President and Director    Portfolios (33)
(DOB 3/5/36)                                    (1995) of Sun Chiropractic Clinics, Inc.,
                                                Executive Vice President (1993-1995), William
                                                R. Hough & Co. (investment adviser, municipal
                                                bond and underwriting firm).
Janice B. Case            Trustee     2002-     Director, AEGON/Transamerica Series Fund,       All IDEX
205 Palm Island NW                    present   Inc. (2001-present); Senior Vice President      funds (38)
Clearwater,                                     (1996-2000), Vice President (1990-1996),        All ATSF
Florida 33767                                   Director of Customer Service & Marketing        Portfolios (33)
(DOB 9/27/52)                                   (1987-1990), Florida Power Corporation,
                                                St. Petersburg, Florida.
-----------------
*Mr. James Churchill of Bluffton, South Carolina serves as Trustee Emeritus.

INTERESTED TRUSTEES
John R. Kenney/(1)/       Chairman    1996-     Chairman of the Board, Director and Co-CEO of   All IDEX
P. O. Box 5068                        present   Great Companies, L.L.C.; Chairman of the        funds (38)
Clearwater,                                     Board of Directors, Western Reserve Life        All ATSF
Florida 33758                                   Assurance Co. of Ohio; Chairman of the Board    Portfolios (33)
(DOB 2/8/38)                                    of Directors (September, 1996-December,
                                                2001), President (September, 1997-December,
                                                2001); AEGON/Transamerica Fund Advisers,
                                                Inc. (investment adviser), St. Petersburg,
                                                Florida; Chairman of the Board of Directors
                                                (September 1996-present), AEGON/
                                                Transamerica Fund Services, Inc., St.
                                                Petersburg, Florida; Director (December, 1990-
                                                present); IDEX Management, Inc., (investment
                                                adviser), St. Petersburg, Florida; Trustee and
                                                Chairman (September 1996-present), AEGON/
                                                Transamerica Series Fund, Inc. (investment
                                                company), St. Petersburg, Florida.
Patrick S. Baird/(1)/      Trustee    1999-     Executive Vice President, Chief Operating       All IDEX
4333 Edgewood Road NE                 present   Officer (February, 1996-present), AEGON USA;    funds (38)
Cedar Rapids,                                   President and Director, AEGON/Transamerica      All ATSF
Iowa 52499                                      Series Fund, Inc.                               Portfolios (33)
(DOB 1/19/54)

OFFICERS
Brian Scott/(1)(2)/ President, 2002-   President & Chief Executive Officer of ATSF        N/A
(DOB 9/29/43)       Chief      present (2002-present); President of Endeavor
                    Executive          Management Co. from June, 2001 to December
                    Officer            2001; President since June 2001, Director and
                                       Chief Executive Officer since December, 2001 of
                                       AEGON/Transamerica Fund Advisers, Inc.;
                                       Director, President and Chief Executive Officer of
                                       IDEX Management, Inc. (2001-present); Director,
                                       IDEX Investor Services, Inc. (January, 2002-
                                       present); Director, President & Chief Operating
                                       Officer of AEGON/Transamerica Fund Services,
                                       Inc. (January 2002-present); from June, 1992 to
                                       June, 2001, Chief Marketing Officer of the
                                       Financial Markets Division of AEGON.

                                              Term of                                                         Number of
                                               Office                                                      Funds/Portfolios
                                Position(s)  and length              Principal Occupation(s)                 overseen by
                                   held       of time                     or Employment                       Trustee in
Name, Address & Age              With IDEX     served                  in the past 5 years                   Fund Complex
-------------------            ------------- ---------- -------------------------------------------------- ----------------
John K. Carter, Esq. /(1)(2)/  Vice           1999-     General Counsel, Vice President & Secretary of           N/A
(DOB 4/24/61)                  President,     present   ATSF, AEGON/Transamerica Fund Advisers,
                               General                  Inc., IDEX Investor Services, Inc.; AEGON/
                               Counsel and              Transamerica Fund Advisers, Inc. (1999-
                               Secretary                present); General Counsel, Vice President,
                                                        Compliance Officer and Secretary of IDEX
                                                        Management, Inc. (2000-present); Vice
                                                        President & Counsel (June, 2000-present)
                                                        Western Reserve Life Assurance Co. of Ohio;
                                                        Vice President & Counsel (March 1997-May,
                                                        1999) of Salomon Smith Barney; Assistant Vice
                                                        President, Associate Corporate Counsel and
                                                        Trust Officer (September 1993-1997) of Franklin
                                                        Templeton Mutual Funds.
Christopher G. Roetzer/ (1,2)/ Vice                     Vice President and Principal Accounting Officer,         N/A
(DOB 1/11/63)                  President,               ATSF; Vice President, ATFS; Vice President
                               Assistant                (December 2000-present), AFSG Securities
                               Treasurer and            Corp. (underwriter); Vice President, Fund
                               Principal                Financial Reporting and Control (October, 1996-
                               Accounting               present), and Assistant Vice President (May,
                               Officer                  1988-October, 1996), Idex Investor Services,
                                                        Inc. (transfer agent); Vice President (April,
                                                        2000-present) and Assistant Vice President
                                                        (November, 1990-April, 2000), Idex
                                                        Management, Inc. (investment adviser);
                                                        Assistant Vice President (May, 1988-present),
                                                        InterSecurities, Inc. (broker-dealer/underwriter).
Thomas R. Moriarty/(1,2)/      Executive                Executive Vice President, AEGON/                         N/A
(DOB 5/3/51)                   Vice                     Transamerica Fund Services, Inc. ("ATFS");
                               President,               Executive Vice President, AEGON/
                               Treasurer and            Transamerica Fund Advisers, Inc.; Chairman
                               Principal                (November, 1999-present), President and CEO
                               Financial                (April, 1999-present) and Senior Vice President
                               Officer                  (June, 1991-April, 1999), InterSecurities
                                                        (broker-dealer/underwriter); Senior Vice
                                                        President (September, 2000-present) and Vice
                                                        President (April, 1993-September, 2000),
                                                        Western Reserve Life Assurance Co. of Ohio;
                                                        Director (April, 1994-present), President and
                                                        CEO (November, 1999-present) and Senior
                                                        Vice President (June, 1991-November, 1999),
                                                        Idex Investor Services, Inc. (transfer agent);
                                                        Director (June, 1998-present), President and
                                                        CEO (November, 1999-present) and Vice
                                                        President (November, 1990-November, 1999),
                                                        Idex Management, Inc. (investment adviser);
                                                        Vice President (December, 1999-present),
                                                        AFSG Securities Corp. (underwriter).

(1)Interested Person, as defined in the 1940 Act, and affiliated person of Investment Adviser.
(2)The principal business address is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Trustee Ownership of Equity Securities

The Trustees of the Fund did not beneficially own shares of any of the funds as of December 31, 2001, except as set forth in the following table:

                                                   Aggregate Dollar Range of
                                                   Equity Securities in all
                                                   Funds Overseen by Trustee
                            Dollar Range of Equity  in Family of Investment
    Name of Trustee         Securities in the Fund         Companies
    ---------------         ---------------------- -------------------------
    Peter R. Brown                $   68,656              $   68,656
    Charles C. Harris             $        0              $        0
    Russell A. Kimball, Jr.       $  792,173              $  792,173
    Jack E. Zimmerman             $  314,722              $  314,722
    William W. Short, Jr.         $  686,780              $  686,780
    Daniel Calabria               $    2,042              $    2,042
    Janice B. Case                $        0              $        0
    John R. Kenney                $2,135,456              $2,135,456
    Patrick S. Baird              $1,979,505              $1,979,505

Conflicts of Interest

The following table sets forth information about securities beneficially owned by each Independent Trustee or members of his or her family representing interests in the Manager, Advisers or Distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the household and dependents of the Trustee.


                        Name of Owner(s) and Relationships                         Value of
Name of Trustee                     to Trustee             Company Title of Class Securities Percent of Class
---------------         ---------------------------------- ------- -------------- ---------- ----------------
Peter R. Brown            Marina D. Brown, spouse           IDEX        A          $ 14,182          0
Charles C. Harris         N/A                               N/A         N/A        N/A             N/A
Russell A. Kimball, Jr.   Martha A. Kimball, spouse         IDEX        A          $ 68,179          0
Jack E. Zimmerman         Patricia A. Zimmerman, spouse     IDEX        A          $314,722          0
William W. Short, Jr...   Joyce J. Short, spouse            IDEX        A          $  2,354          0
Daniel Calabria           N/A                               N/A         N/A        N/A             N/A
Janice B. Case            N/A                               N/A         N/A        N/A             N/A

The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of either ISI, AFTA or their affiliates. Disinterested Trustees (i.e., Trustees who are not affiliated with ISI, AFTA or any of the sub-advisers) receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. Three of the Disinterested Trustees have been elected to serve on the Fund's Audit Committee, which meets twice annually. Each Audit Committee member receives a total of $2,500 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of AFTA or ISI are paid by AFTA and/or ISI and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund and/or AEGON/Transamerica Series Fund, Inc., to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended October 31, 2001.

                              COMPENSATION TABLE


                                             Aggregate           Pension Or Retirement    Total Compensation Paid to
                                         Compensation From    Benefits Accrued As Part of     Trustees from Fund
Name of Person, Position              IDEX Mutual Funds/(1)/         Fund Expenses               Complex/(2)/
------------------------              ----------------------- --------------------------- --------------------------
                                      For Year Ended 10/31/01       As of 10/31/01                 10/31/01
Peter R. Brown, Trustee                     $ 45,500                  $     --                    $ 88,500
Daniel Calabria, Trustee                    $ 30,375                  $ 30,625                    $ 61,000
James L. Churchill, Trustee/(3)/            $  5,500                  $ 17,500                    $ 23,000
Charles C. Harris, Trustee                  $ 36,400                  $ 15,800                    $ 84,500
Julian A. Lerner, Trustee/(4)/              $ 10,000                  $     --                    $ 10,000
William W. Short, Jr., Trustee              $ 38,750                  $  6,750                    $ 87,500
Jack E. Zimmerman, Trustee                  $ 40,500                  $     --                    $ 40,500
Janice B. Case, Trustee/(5)/                $     --                  $     --                    $ 20,500
Russell A. Kimball, Jr., Trustee/(5)/       $     --                  $     --                    $ 39,000
                                             --------                 -------                     -------
Total                                       $207,025                  $ 70,675                    $454,500

-----------------
(1)Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2001 were as follows: Peter R. Brown, $7,265; Daniel Calabria, $32,670; James L. Churchill, $24,343; William W. Short, Jr., $9,903; Charles Harris, $16,377, Russell A. Kimball, Jr., $39,000 and Jack
   E. Zimmerman, $8,438.
(2)The Fund Complex consists of IDEX Mutual Funds and AEGON/Transamerica Series Fund, Inc.
(3)Mr. Churchill resigned from the Board effective March 27, 2001 and is now serving as Trustee Emeritus.
(4)Effective January 1, 2002, Mr. Lerner ended his term as Trustee Emeritus.
(5)Effective March 1, 2002, Ms. Case and Mr. Kimball were elected as Trustees of the Fund.

The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the Fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the Fund. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.


The Fund has an Executive Committee whose members currently are John R. Kenney, Pat Baird and Peter R. Brown. The Executive Committee may perform all of the functions which may be performed by the Board of Trustees, except as set forth in the Declaration of Trust and By-Laws of the Fund or as prohibited by applicable law.

During the fiscal year ended October 31, 2001, the Fund paid $353,996 in trustees fees and expenses and $32,030 in trustee emeritus fees or expenses. As of January 30, 2002, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

                              PURCHASE OF SHARES

As stated in the prospectus, each fund offers investors a choice of four classes of shares. (IDEX Janus Growth also includes a fifth class, Class T shares, which are not available for new investors.) Class A, Class B, Class C or Class M shares of a fund can be purchased through ISI or through broker-dealers or other financial institutions that have sales agreements with ISI. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

                              DEALER REALLOWANCES

IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. AFSG keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated.

From time to time, AFSG will create special promotions in which dealers earn larger reallowances in return for selling significant amounts of shares or for certain training services. Sometimes, these dealers may earn virtually the entire sales charge; at those times, they may be deemed underwriters as described in the 1933 Act.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by AFSG, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

AFSG may also pay dealers or financial institutions from its own funds or administrative services for larger accounts.

                       Class A Share Dealer Reallowances
 (all funds except IDEX Janus Flexible Income, IDEX Transamerica Conservative
                               High-Yield Bond,
    IDEX PIMCO Total Return, IDEX Transamerica Convertible Securities, IDEX
           Transamerica Money Market and IDEX Federated Tax Exempt)

                                                     Reallowance
                                                    to Dealers as
                                                        a % of
             Amount of Purchase                     Offering Price
             ------------------                     --------------
             Under $50 Thousand                            4.75%
             $50 Thousand to under $100 Thousand           4.00%
             $100 Thousand to under $250 Thousand          2.75%
             $250 Thousand to under $500 Thousand          2.25%
             $500 Thousand to under $1 Million             1.75%
             For purchases of $1 Million and above:
             $1 Million to under $5 Million                1.00%
             $5 Million to under $50 Million         Plus  0.50%
             $50 Million and above                   Plus  0.25%

                       Class A Share Dealer Reallowances
 (IDEX Janus Flexible Income, IDEX Transamerica Conservative High-Yield Bond,
  IDEX PIMCO Total Return, IDEX Transamerica Convertible Securities and IDEX
                             Federated Tax Exempt)

                                                     Reallowance
                                                    to Dealers as
                                                        a % of
             Amount of Purchase                     Offering Price
             ------------------                     --------------
             Under $50 Thousand                            4.00%
             $50 Thousand to under $100 Thousand           3.25%
             $100 Thousand to under $250 Thousand          2.75%
             $250 Thousand to under $500 Thousand          1.75%
             $500 Thousand to under $1 Million             1.00%
             For purchases of $1 Million and above:
             $1 Million to under $5 Million                0.50%
             $5 Million and above                    Plus  0.25%

                       Class B Share Dealer Reallowances

                     Reallowance to Dealers as a %
Amount of Purchase         of Offering Price
------------------   -----------------------------
All purchases                   5.00%*

                       Class M Share Dealer Reallowances

                                   Reallowance to Dealers as a %
                Amount of Purchase       of Offering Price
                ------------------ -----------------------------
                  All purchases                2.00%

                       Class T Share Dealer Reallowances
                              (IDEX Janus Growth)


                                   Reallowance to Dealers as a %
               Amount of Purchase        of Offering Price
               ------------------  -----------------------------
               $1,000,000 and over             1.00%

-----------------


* From time to time, AFSG may reallow to a dealer an amount less than 5% on sales of Class B shares. In such circumstances, AFSG will benefit directly to the extent the reallowance percentage is reduced below 5% on any purchase of Class B shares.


                              DISTRIBUTION PLANS
As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C and Class M shares of the fund. This Plan is structured as a Compensation Plan. Class T shares of IDEX Janus Growth are not subject to annual distribution and service fees.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of AFSG that reimbursements of distribution-related expenses by the Fund under the Distribution Plans would provide incentives to AFSG to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay AFSG an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares.

Under the Plans for Class B shares (the "Class B Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

Under the Plans for Class M shares (the "Class M Plans"), a fund may pay AFSG an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.

AFSG may use the fees payable under the Class A, Class B, Class C and Class M Plans as it deems appro-priate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. For each class, these activities and expenses may include, but are not limited to:

   Compensation to employees of AFSG;

   Compensation to and expenses of AFSG and other selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;

   The costs of printing and distributing prospectuses, statements of additional information and reports for other than existing shareholders; and

   The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by AFSG of the amounts expended by AFSG in distributing and servicing Class A, Class B, Class C or Class M shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                               DISTRIBUTION FEES

Distribution related expenses incurred by ISI for the fiscal year ended October 31, 2001 are listed in the table below. These expenses have been partially reimbursed to AFSG by a 12b-1 arrangement with the funds.


                                                                    IDEX Alger Aggressive Growth
                                                                 ----------------------------------
                                                                 Class A  Class B  Class C  Class M
                                                                 -------- -------- -------- -------
Advertising                                                      $ 10,927 $  7,181 $  8,269 $ 1,882
Printing/mailing prospectuses to other than current shareholders $ 45,935 $ 31,950 $ 30,101 $ 7,921
Compensation to underwriters                                     $124,759 $ 31,556 $ 12,254 $11,271
Compensation to dealers                                          $180,915 $105,661 $ 22,327 $34,939
Compensation to sales personnel                                  $ 67,859 $ 49,625 $ 38,044 $10,282
Interest or other finance charges                                $     -- $     -- $     -- $    --
Travel                                                           $ 12,402 $  8,562 $  8,897 $ 2,221
Office expenses                                                  $ 72,020 $ 45,992 $ 59,815 $13,204
Administrative processing costs                                  $ 17,855 $ 15,798 $  2,162 $ 2,898
                                                                 -------- -------- -------- -------
TOTAL                                                            $532,673 $296,325 $181,868 $84,616

                                                                      IDEX Janus Capital Appreciation
                                                                 -----------------------------------------
                                                                  Class A     Class B   Class C   Class M
                                                                 ----------  ---------- --------  --------
Advertising                                                      $   11,544  $    8,085 $  3,672  $  1,915
Printing/mailing prospectuses to other than current shareholders $   47,751  $   40,035 $ 17,906  $ 10,687
Compensation to underwriters                                     $  143,191  $   15,991 $ 20,651  $  3,786
Compensation to dealers                                          $  117,360  $  121,225 $ 43,242  $ 47,737
Compensation to sales personnel                                  $   79,720  $   61,724 $ 30,621  $ 17,627
Interest or other finance charges                                $       --  $       -- $     --  $     --
Travel                                                           $   11,709  $   11,155 $  4,909  $  2,903
Office expenses                                                  $   62,174  $   52,721 $ 24,337  $ 14,494
Administrative processing costs                                  $   14,885  $   18,675 $  3,523  $  3,716
                                                                 ----------  ---------- --------  --------
TOTAL                                                            $  488,333  $  329,612 $148,859  $102,865

                                                                             IDEX Janus Global
                                                                 -----------------------------------------
                                                                  Class A     Class B   Class C   Class M
                                                                 ----------  ---------- --------  --------
Advertising                                                      $   10,704  $    6,542 $  3,836  $  2,688
Printing/mailing prospectuses to other than current shareholders $   48,734  $   35,132 $ 20,689  $ 14,286
Compensation to underwriters                                     $  758,293  $   76,967 $ 57,165  $ 36,956
Compensation to dealers                                          $  595,167  $  543,423 $146,362  $286,816
Compensation to sales personnel                                  $   74,138  $   55,655 $ 37,145  $ 22,655
Interest or other finance charges                                $       --  $       -- $     --  $     --
Travel                                                           $   13,313  $   10,070 $  5,411  $  3,939
Office expenses                                                  $   75,511  $   48,729 $ 24,917  $ 20,762
Administrative processing costs                                  $   32,362  $   34,102 $  6,530  $ 12,535
                                                                 ----------  ---------- --------  --------
TOTAL                                                            $1,606,222  $  810,619 $302,055  $400,637

                                                                            IDEX Janus Growth*
                                                                 -----------------------------------------
                                                                  Class A     Class B   Class C   Class M
                                                                 ----------  ---------- --------  --------
Advertising                                                      $  103,093  $   51,896 $  9,787  $ 19,797
Printing/mailing prospectuses to other than current shareholders $  421,735  $  237,836 $ 48,465  $ 83,321
Compensation to underwriters                                     $1,117,139  $  105,842 $ 64,662  $ 47,640
Compensation to dealers                                          $1,780,169  $  640,975 $144,605  $234,161
Compensation to sales personnel                                  $  629,902  $  402,286 $ 81,605  $134,462
Interest or other finance charges                                $       --  $       -- $     --  $     --
Travel                                                           $  114,141  $   61,401 $ 13,145  $ 21,826
Office expenses                                                  $  617,571  $  280,337 $ 61,857  $108,661
Administrative processing costs                                  $   67,974  $   52,082 $  7,847  $ 14,288
                                                                 ----------  ---------- --------  --------
TOTAL                                                            $4,851,724  $1,832,655 $431,974  $664,155

                                                                     IDEX Jennison Equity Opportunity
                                                                 -----------------------------------------
                                                                  Class A     Class B   Class C   Class M
                                                                 ----------  ---------- --------  --------
Advertising                                                      $    7,252  $   15,901 $  3,832  $  2,398
Printing/mailing prospectuses to other than current shareholders $   24,356  $   53,119 $ 12,185  $  7,355
Compensation to underwriters                                     $  (11,777) $    2,211 $ (1,124) $    780
Compensation to dealers                                          $   35,310  $   35,387 $  8,761  $  7,157
Compensation to sales personnel                                  $   30,266  $   54,654 $ 11,530  $  7,326
Interest or other finance charges                                $       --  $       -- $     --  $     --
Travel                                                           $    6,718  $   13,953 $  3,625  $  2,396
Office expenses                                                  $   46,692  $  108,744 $ 25,968  $ 15,258
Administrative processing costs                                  $    1,191  $    1,521 $    234  $    255
                                                                 ----------  ---------- --------  --------
TOTAL                                                            $  140,008  $  285,490 $ 65,010  $ 42,925

                                                                       IDEX Salomon Investors Value
                                                                 ----------------------------------------
                                                                  Class A     Class B   Class C  Class M
                                                                 ----------  ---------- -------- --------
Advertising                                                      $    2,534  $    4,262 $  1,154 $    436
Printing/mailing prospectuses to other than current shareholders $    9,166  $   14,851 $  3,740 $  1,637
Compensation to underwriters                                     $   14,181  $    5,440 $    312 $  1,466
Compensation to dealers                                          $   13,834  $   16,291 $  4,452 $  4,962
Compensation to sales personnel                                  $   14,223  $   20,904 $  3,562 $  2,285
Interest or other finance charges                                $       --  $       -- $     -- $     --
Travel                                                           $    2,530  $    3,993 $  1,074 $    460
Office expenses                                                  $   14,149  $   22,943 $  6,662 $  2,890
Administrative processing costs                                  $    1,215  $    1,457 $    202 $    304
                                                                 ----------  ---------- -------- --------
TOTAL                                                            $   71,832  $   90,141 $ 21,158 $ 14,439

                                                                     IDEX LKCM Strategic Total Return
                                                                 ----------------------------------------
                                                                  Class A     Class B   Class C  Class M
                                                                 ----------  ---------- -------- --------
Advertising                                                      $   12,590  $    4,158 $    899 $  1,548
Printing/mailing prospectuses to other than current shareholders $   49,570  $   19,016 $  3,342 $  6,520
Compensation to underwriters                                     $   81,307  $   14,005 $  4,073 $  6,874
Compensation to dealers                                          $   18,233  $  309,027 $  2,980 $ 26,188
Compensation to sales personnel                                  $   69,305  $   33,615 $  4,700 $  9,677
Interest or other finance charges                                $       --  $       -- $     -- $     --
Travel                                                           $   12,768  $    4,846 $    937 $  1,807
Office expenses                                                  $   85,610  $   22,423 $  5,283 $ 10,284
Administrative processing costs                                  $    3,287  $    1,983 $    295 $    505
                                                                 ----------  ---------- -------- --------
TOTAL                                                            $  332,670  $  409,073 $ 22,510 $ 63,402

                                                                     IDEX Transamerica Value Balanced
                                                                 ----------------------------------------
                                                                  Class A     Class B   Class C  Class M
                                                                 ----------  ---------- -------- --------
Advertising                                                      $    3,346  $    3,547 $ 12,557 $    890
Printing/mailing prospectuses to other than current shareholders $   11,823  $   12,726 $ 40,578 $  3,389
Compensation to underwriters                                     $  (50,243) $    7,526 $  1,196 $  3,678
Compensation to dealers                                          $   81,615  $   70,898 $  4,329 $  6,892
Compensation to sales personnel                                  $   14,907  $   17,349 $ 41,385 $  4,804
Interest or other finance charges                                $       --  $       -- $     -- $     --
Travel                                                           $    3,183  $    3,344 $ 12,256 $    902
Office expenses                                                  $   20,482  $   21,423 $ 88,658 $  5,570
Administrative processing costs                                  $    1,219  $    1,271 $    198 $    332
                                                                 ----------  ---------- -------- --------
TOTAL                                                            $   86,333  $  138,084 $201,157 $ 26,456

                                                                           IDEX Janus Balanced
                                                                 ----------------------------------------
                                                                  Class A     Class B   Class C  Class M
                                                                 ----------  ---------- -------- --------
Advertising                                                      $   42,740  $   43,147 $ 13,288 $ 19,640
Printing/mailing prospectuses to other than current shareholders $  175,467  $  187,776 $ 53,168 $ 80,387
Compensation to underwriters                                     $  (51,436) $   49,116 $ 26,488 $ 11,089
Compensation to dealers                                          $  378,004  $  428,185 $ 91,034 $ 98,041
Compensation to sales personnel                                  $  257,234  $  309,028 $ 77,604 $119,797
Interest or other finance charges                                $       --  $       -- $     -- $     --
Travel                                                           $   47,606  $   48,538 $ 14,369 $ 21,402
Office expenses                                                  $  268,701  $  239,503 $ 84,865 $116,912
Administrative processing costs                                  $    8,206  $   13,080 $  2,531 $  2,768
                                                                 ----------  ---------- -------- --------
TOTAL                                                            $1,126,521  $1,318,371 $363,345 $470,037

                                                                           IDEX Janus Flexible Income
                                                                 ----------------------------------------------
                                                                   Class A       Class B    Class C    Class M
                                                                  ---------      --------   --------  -------
Advertising                                                      $   7,696      $ 10,564   $ 19,314   $ 3,082
Printing/mailing prospectuses to other than current shareholders $  28,220      $ 38,577   $ 66,865   $11,795
Compensation to underwriters                                     $(158,935)     $  4,303   $  3,129   $ 2,134
Compensation to dealers                                          $ 216,404      $ 28,850   $ 20,793   $ 9,375
Compensation to sales personnel                                  $  39,413      $ 59,772   $ 63,880   $21,078
Interest or other finance charges                                $      --      $     --   $     --   $    --
Travel                                                           $   8,832      $ 10,723   $ 20,359   $ 2,904
Office expenses                                                  $  52,631      $ 64,671   $145,656   $15,226
Administrative processing costs                                  $   1,005      $  1,233   $    312   $   368
                                                                  ---------      --------   --------   -------
TOTAL                                                            $ 195,267      $218,693   $340,308   $65,962

                                                                 IDEX Transamerica Conservative High-Yield Bond
                                                                 ----------------------------------------------
                                                                   Class A       Class B    Class C    Class M
                                                                  ---------      --------   --------  -------
Advertising                                                      $  13,954      $ 13,399   $  3,529   $ 2,777
Printing/mailing prospectuses to other than current shareholders $  55,049      $ 51,306   $ 12,595   $11,015
Compensation to underwriters                                     $  77,025      $  4,428   $  1,278   $ 3,304
Compensation to dealers                                          $  53,025      $ 22,874   $  8,337   $ 6,536
Compensation to sales personnel                                  $  77,762      $ 77,353   $ 23,443   $16,417
Interest or other finance charges                                $      --      $     --   $     --   $    --
Travel                                                           $  14,737      $ 13,616   $  3,496   $ 3,085
Office expenses                                                  $  95,143      $ 79,243   $ 20,920   $16,528
Administrative processing costs                                  $   2,042      $  1,191   $    183   $   360
                                                                  ---------      --------   --------   -------
TOTAL                                                            $ 388,739      $263,409   $ 73,781   $60,020

                                                                           IDEX Federated Tax Exempt
                                                                 ----------------------------------------------
                                                                   Class A       Class B    Class C    Class M
                                                                  ---------      --------   --------  -------
Advertising                                                      $  13,344      $  7,788   $  1,909   $ 4,232
Printing/mailing prospectuses to other than current shareholders $  51,301      $ 36,141   $  7,373   $16,811
Compensation to underwriters                                     $  31,264      $    753   $    135   $   615
Compensation to dealers                                          $  15,602      $  4,024   $  3,895   $ 2,286
Compensation to sales personnel                                  $  74,197      $ 66,584   $ 10,872   $24,801
Interest or other finance charges                                $      --      $     --   $     --   $    --
Travel                                                           $  14,022      $  9,074   $  2,122   $ 4,660
Office expenses                                                  $  94,394      $ 41,049   $ 13,000   $26,885
Administrative processing costs                                  $     481      $    158   $     57   $    65
                                                                  ---------      --------   --------   -------
TOTAL                                                            $ 294,606      $165,571   $ 39,363   $80,355

                                                                           IDEX Goldman Sachs Growth
                                                                 ----------------------------------------------
                                                                   Class A       Class B    Class C    Class M
                                                                  ---------      --------   --------  -------
Advertising                                                      $   2,058      $  5,447   $ 20,803   $ 1,042
Printing/mailing prospectuses to other than current shareholders $  12,353      $ 21,805   $ 70,389   $ 4,213
Compensation to underwriters                                     $   9,615      $  3,165   $ (2,352)  $   839
Compensation to dealers                                          $   8,485      $  8,476   $ 16,957   $ 3,005
Compensation to sales personnel                                  $  19,727      $ 32,140   $ 61,694   $ 7,237
Interest or other finance charges                                $      --      $     --   $     --   $    --
Travel                                                           $   3,557      $  5,830   $ 21,687   $ 1,271
Office expenses                                                  $  20,780      $ 38,317   $154,983   $ 7,891
Administrative processing costs                                  $     919      $  1,172   $    248   $   214
                                                                  ---------      --------   --------   -------
TOTAL                                                            $  77,496      $116,352   $344,408   $25,710

                                                                 IDEX T. Rowe Price Tax-Efficient Growth
                                                                 ---------------------------------------
                                                                  Class A   Class B   class C   Class M
                                                                 --------  ---------- --------  --------
Advertising                                                      $  1,928  $    3,999 $  2,227  $    854
Printing/mailing prospectuses to other than current shareholders $  7,432  $   15,297 $  7,947  $  3,098
Compensation to underwriters                                     $  8,828  $    3,422 $   (931) $    890
Compensation to dealers                                          $  9,443  $   10,361 $  8,662  $  3,023
Compensation to sales personnel                                  $ 10,878  $   23,411 $ 10,804  $  5,001
Interest or other finance charges                                $     --  $       -- $     --  $     --
Travel                                                           $  2,197  $    4,001 $  2,290  $    839
Office expenses                                                  $ 12,600  $   22,758 $ 14,483  $  4,684
Administrative processing costs                                  $    745  $    1,160 $    293  $    186
                                                                 --------  ---------- --------  --------
TOTAL                                                            $ 54,050  $   84,408 $ 45,775  $ 18,574

                                                                          IDEX Salomon All Cap
                                                                 ---------------------------------------
                                                                  Class A   Class B   Class C   Class M
                                                                 --------  ---------- --------  --------
Advertising                                                      $ 29,278  $   67,290 $ 18,775  $ 21,084
Printing/mailing prospectuses to other than current shareholders $106,484  $  235,181 $ 67,474  $ 73,811
Compensation to underwriters                                     $ 52,206  $    8,685 $  6,533  $  2,126
Compensation to dealers                                          $ 92,561  $   66,743 $ 76,240  $ 26,800
Compensation to sales personnel                                  $149,676  $  311,277 $ 93,920  $ 99,962
Interest or other finance charges                                $     --  $       -- $     --  $     --
Travel                                                           $ 28,901  $   63,506 $ 18,529  $ 19,842
Office expenses                                                  $177,756  $  383,158 $109,767  $119,997
Administrative processing costs                                  $  5,269  $    9,007 $  2,058  $  1,613
                                                                 --------  ---------- --------  --------
TOTAL                                                            $642,131  $1,144,848 $393,295  $365,235

                                                                        IDEX PBHG Mid Cap Growth
                                                                 ---------------------------------------
                                                                  Class A   Class B   Class C   Class M
                                                                 --------  ---------- --------  --------
Advertising                                                      $  6,502  $    7,303 $  1,655  $  4,434
Printing/mailing prospectuses to other than current shareholders $ 32,245  $   39,309 $ 14,068  $ 16,220
Compensation to underwriters                                     $ 46,734  $    8,866 $ 11,099  $  2,067
Compensation to dealers                                          $ 38,345  $   51,971 $ 19,527  $  8,284
Compensation to sales personnel                                  $ 53,688  $   66,956 $ 23,675  $ 18,793
Interest or other finance charges                                $     --  $       -- $     --  $     --
Travel                                                           $  8,933  $   10,547 $  4,187  $  4,732
Office expenses                                                  $ 42,441  $   49,113 $ 19,332  $ 31,383
Administrative processing costs                                  $  7,225  $    9,042 $  1,690  $  1,179
                                                                 --------  ---------- --------  --------
TOTAL                                                            $236,114  $  243,107 $ 95,232  $ 87,092

                                                                      IDEX T. Rowe Price Small Cap
                                                                 ---------------------------------------
                                                                  Class A   Class B   Class C   Class M
                                                                 --------  ---------- --------  --------
Advertising                                                      $  2,005  $    2,313 $  1,404  $    504
Printing/mailing prospectuses to other than current shareholders $  7,789  $    9,105 $  4,978  $  1,947
Compensation to underwriters                                     $ 10,430  $    2,704 $  1,016  $  1,268
Compensation to dealers                                          $  8,880  $    6,865 $  4,093  $  2,046
Compensation to sales personnel                                  $ 14,120  $   13,002 $  5,804  $  3,020
Interest or other finance charges                                $     --  $       -- $     --  $     --
Travel                                                           $  2,425  $    2,534 $  1,522  $    524
Office expenses                                                  $ 11,782  $   14,403 $  9,971  $  2,997
Administrative processing costs                                  $  1,370  $    1,680 $    335  $    235
                                                                 --------  ---------- --------  --------
TOTAL                                                            $ 58,800  $   52,604 $ 29,123  $ 12,540


                                                                 IDEX PBHG Technology & Communications
                                                                 --------------------------------------
                                                                  Class A    Class B   Class C  Class M
                                                                  --------  --------  --------  -------
Advertising                                                      $  3,568   $  6,423  $  1,417  $   619
Printing/mailing prospectuses to other than current shareholders $ 17,103   $ 31,516  $  7,973  $ 3,485
Compensation to underwriters                                     $ 19,214   $  3,473  $  9,970  $ 1,027
Compensation to dealers                                          $ 19,821   $ 13,036  $  6,524  $ 7,576
Compensation to sales personnel                                  $ 27,665   $ 49,861  $ 12,004  $ 5,769
Interest or other finance charges                                $     --   $     --  $     --  $    --
Travel                                                           $  4,654   $  8,735  $  2,307  $ 1,004
Office expenses                                                  $ 22,338   $ 42,651  $ 11,615  $ 4,367
Administrative processing costs                                  $  3,864   $  5,358  $    769  $ 1,351
                                                                  --------  --------  --------  -------
TOTAL                                                            $118,227   $161,053  $ 52,578  $25,198

                                                                 IDEX Transamerica Growth Opportunities
                                                                 --------------------------------------
                                                                  Class A    Class B   Class C  Class M
                                                                  --------  --------  --------  -------
Advertising                                                      $    984   $  1,386  $    330  $   453
Printing/mailing prospectuses to other than current shareholders $  4,519   $  6,335  $  1,825  $ 1,773
Compensation to underwriters                                     $  3,690   $    369  $  2,265  $   468
Compensation to dealers                                          $  5,297   $  2,559  $  1,628  $ 2,149
Compensation to sales personnel                                  $  7,445   $  9,797  $  3,012  $ 2,261
Interest or other finance charges                                $     --   $     --  $     --  $    --
Travel                                                           $  1,287   $  1,669  $    516  $   501
Office expenses                                                  $  6,489   $  8,484  $  2,623  $ 3,048
Administrative processing costs                                  $    514   $    799  $    134  $   223
                                                                  --------  --------  --------  -------
TOTAL                                                            $ 30,227   $ 31,398  $ 12,331  $10,875

                                                                        IDEX Transamerica Equity
                                                                 --------------------------------------
                                                                  Class A    Class B   Class C  Class M
                                                                  --------  --------  --------  -------
Advertising                                                      $    450   $    953  $    546  $   147
Printing/mailing prospectuses to other than current shareholders $  2,370   $  4,347  $  2,232  $   913
Compensation to underwriters                                     $  4,682   $  1,318  $  1,570  $   377
Compensation to dealers                                          $  3,391   $  1,499  $  1,946  $ 2,331
Compensation to sales personnel                                  $  3,898   $  6,412  $  3,224  $ 1,503
Interest or other finance charges                                $     --   $     --  $     --  $    --
Travel                                                           $    721   $  1,199  $    585  $   260
Office expenses                                                  $  3,640   $  6,200  $  3,033  $ 1,450
Administrative processing costs                                  $   2956   $    404  $     48  $   122
                                                                  --------  --------  --------  -------
TOTAL                                                            $ 19,446   $ 22,332  $ 13,184  $ 7,103

                                                                  IDEX Great Companies -- America/SM/
                                                                 --------------------------------------
                                                                  Class A    Class B   Class C  Class M
                                                                  --------  --------  --------  -------
Advertising                                                      $ 14,565   $ 19,012  $  5,486  $ 2,776
Printing/mailing prospectuses to other than current shareholders $ 54,031   $ 67,331  $ 19,976  $11,056
Compensation to underwriters                                     $ 24,264   $  5,754  $  8,735  $ 2,440
Compensation to dealers                                          $ 49,045   $  7,524  $ 11,114  $ 5,966
Compensation to sales personnel                                  $ 87,833   $106,457  $ 36,947  $19,887
Interest or other finance charges                                $     --   $     --  $     --  $    --
Travel                                                           $ 15,762   $ 19,779  $  5,927  $ 3,251
Office expenses                                                  $ 83,974   $104,642  $ 28,519  $15,333
Administrative processing costs                                  $  2,293   $  2,473  $    572  $   307
                                                                  --------  --------  --------  -------
TOTAL                                                            $331,767   $332,973  $117,276  $61,016


                                                                 IDEX Great Companies -- Technology/SM/
                                                                 -------------------------------------
                                                                  Class A     Class B  Class C  Class M
                                                                 --------    --------  -------  -------
Advertising                                                      $  2,898    $  2,521  $   686  $   675
Printing/mailing prospectuses to other than current shareholders $ 13,713    $ 12,958  $ 3,937  $ 3,660
Compensation to underwriters                                     $  5,776    $  1,064  $ 2,069  $   550
Compensation to dealers                                          $ 13,714    $  3,020  $ 2,197  $ 2,009
Compensation to sales personnel                                  $ 25,138    $ 19,458  $ 6,587  $ 5,194
Interest or other finance charges                                $     --    $     --  $    --  $    --
Travel                                                           $  4,006    $  3,635  $ 1,189  $ 1,080
Office expenses                                                  $ 17,763    $ 18,798  $ 5,591  $ 5,416
Administrative processing costs                                  $  1,160    $  1,063  $   247  $   138
                                                                 --------    --------  -------  -------
TOTAL                                                            $ 84,168    $ 62,516  $22,503  $18,723

                                                                   IDEX Great Companies -- Global/2/
                                                                 -------------------------------------
                                                                  Class A     Class B  Class C  Class M
                                                                 --------    --------  -------  -------
Advertising                                                      $  1,872    $  1,662  $   419  $   151
Printing/mailing prospectuses to other than current shareholders $  8,926    $  6,438  $ 2,091  $   747
Compensation to underwriters                                     $  5,085    $     54  $   460  $    88
Compensation to dealers                                          $  5,302    $    961  $ 1,936  $   194
Compensation to sales personnel                                  $ 17,065    $  9,859  $ 3,885  $ 1,365
Interest or other finance charges                                $     --    $     --  $    --  $    --
Travel                                                           $  2,860    $  1,730  $   535  $   197
Office expenses                                                  $ 12,323    $  9,093  $ 2,794  $   915
Administrative processing costs                                  $    433    $    353  $    82  $    35
                                                                 --------    --------  -------  -------
TOTAL                                                            $ 53,865    $ 30,149  $12,203  $ 3,693

                                                                      IDEX Gabelli Global Growth
                                                                 -------------------------------------
                                                                  Class A     Class B  Class C  Class M
                                                                 --------    --------  -------  -------
Advertising                                                      $  7,060    $  9,573  $ 2,522  $ 1,503
Printing/mailing prospectuses to other than current shareholders $ 28,686    $ 39,131  $15,277  $ 6,950
Compensation to underwriters                                     $ 15,716    $    423  $(4,931) $   397
Compensation to dealers                                          $ 21,154    $  5,083  $24,518  $   822
Compensation to sales personnel                                  $ 39,903    $ 59,906  $24,462  $11,607
Interest or other finance charges                                $     --    $     --  $    --  $    --
Travel                                                           $  7,789    $ 10,374  $ 4,412  $ 1,790
Office expenses                                                  $ 42,887    $ 53,000  $21,421  $ 9,099
Administrative processing costs                                  $  1,584    $  2,388  $   659  $   314
                                                                 --------    --------  -------  -------
TOTAL                                                            $164,779    $179,877  $88,341  $32,483

                                                                      IDEX Janus Growth & Income
                                                                 -------------------------------------
                                                                  Class A     Class B  Class C  Class M
                                                                 --------    --------  -------  -------
Advertising                                                      $  2,190    $  7,413  $ 1,494  $   721
Printing/mailing prospectuses to other than current shareholders $  7,691    $ 24,262  $ 5,150  $ 2,619
Compensation to underwriters                                     $  1,703    $    209  $   378  $   120
Compensation to dealers                                          $  3,952    $  1,176  $ 3,464  $   871
Compensation to sales personnel                                  $ 11,002    $ 32,547  $ 8,231  $ 3,893
Interest or other finance charges                                $     --    $     --  $    --  $    --
Travel                                                           $  2,135    $  6,482  $ 1,384  $   674
Office expenses                                                  $ 13,580    $ 37,732  $ 7,179  $ 3,484
Administrative processing costs                                  $    342    $    639  $   150  $    62
                                                                 --------    --------  -------  -------
TOTAL                                                            $ 42,594    $110,459  $27,430  $12,444


                                                                 IDEX American Century Income & Growth
                                                                 ------------------------------------
                                                                  Class A    Class B  Class C Class M
                                                                 --------   --------  ------- -------
Advertising                                                      $  2,405   $  6,933  $ 1,557 $ 1,376
Printing/mailing prospectuses to other than current shareholders $  9,478   $ 25,706  $ 5,733 $ 4,354
Compensation to underwriters                                     $ (1,574)  $  1,312  $ 3,643 $   943
Compensation to dealers                                          $ 14,999   $  8,381  $ 3,881 $ 6,610
Compensation to sales personnel                                  $ 13,806   $ 38,688  $ 9,280 $ 2,917
Interest or other finance charges                                $     --   $     --  $    -- $    --
Travel                                                           $  2,621   $  6,875  $ 1,737 $ 1,275
Office expenses                                                  $ 17,653   $ 42,161  $10,642 $ 8,877
Administrative processing costs                                  $    551   $    897  $   101 $   253
                                                                 --------   --------  ------- -------
TOTAL                                                            $ 59,940   $130,953  $36,574 $26,605

                                                                  IDEX American Century International
                                                                 ------------------------------------
                                                                  Class A    Class B  Class C Class M
                                                                 --------   --------  ------- -------
Advertising                                                      $  6,813   $  2,762  $ 2,293 $   502
Printing/mailing prospectuses to other than current shareholders $ 24,275   $ 10,366  $ 8,037 $ 1,797
Compensation to underwriters                                     $ 10,207   $  1,080  $   334 $   816
Compensation to dealers                                          $  7,496   $ 11,118  $ 2,611 $ 1,500
Compensation to sales personnel                                  $ 27,583   $ 13,357  $ 8,854 $ 1,847
Interest or other finance charges                                $     --   $     --  $    -- $    --
Travel                                                           $  6,285   $  2,755  $ 2,430 $   483
Office expenses                                                  $ 50,858   $ 17,174  $16,630 $ 3,534
Administrative processing costs                                  $    940   $    938  $   212 $   124
                                                                 --------   --------  ------- -------
TOTAL                                                            $134,456   $ 59,552  $41,400 $10,604

                                                                     IDEX Isabelle Small Cap Value
                                                                 ------------------------------------
                                                                  Class A    Class B  Class C Class M
                                                                 --------   --------  ------- -------
Advertising                                                      $  2,442   $  3,495  $ 2,002 $   940
Printing/mailing prospectuses to other than current shareholders $  8,426   $ 12,374  $ 6,959 $ 2,976
Compensation to underwriters                                     $  1,543   $     74  $   408 $   119
Compensation to dealers                                          $  3,070   $    410  $ 1,344 $   981
Compensation to sales personnel                                  $ 10,728   $ 15,371  $12,892 $ 2,479
Interest or other finance charges                                $     --   $     --  $    -- $    --
Travel                                                           $  2,452   $  3,369  $ 2,405 $   898
Office expenses                                                  $ 19,382   $ 28,671  $15,714 $ 6,798
Administrative processing costs                                  $     89   $    128  $    21 $    13
                                                                 --------   --------  ------- -------
TOTAL                                                            $ 48,131   $ 63,893  $41,745 $15,204

                                                                           IDEX Munder Net50
                                                                 ------------------------------------
                                                                  Class A    Class B  Class C Class M
                                                                 --------   --------  ------- -------
Advertising                                                      $    312   $    263  $    60 $    25
Printing/mailing prospectuses to other than current shareholders $  1,262   $  1,590  $   335 $   196
Compensation to underwriters                                     $    874   $     15  $   148 $    27
Compensation to dealers                                          $    254   $    122  $   119 $   (14)
Compensation to sales personnel                                  $  1,926   $  2,681  $   753 $   329
Interest or other finance charges                                $     --   $     --  $    -- $    --
Travel                                                           $    343   $    486  $   120 $    59
Office expenses                                                  $  1,651   $  2,267  $   591 $   295
Administrative processing costs                                  $    135   $     91  $    15 $     6
                                                                 --------   --------  ------- -------
TOTAL                                                            $  6,758   $  7,515  $ 2,141 $   923

-----------------
* Class T shares of IDEX Janus Growth are not subject to annual distribution and service fees.

Expenses are not listed for IDEX PIMCO Total Return, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market, IDEX T. Rowe Price Health Sciences, IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation and IDEX Aggressive Asset Allocation as they commenced operations on March 1, 2002.

                         NET ASSET VALUE DETERMINATION


Net asset value is determined separately for each class of shares of a fund on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on: (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the funds; (ii) days during which no shares of a fund are tendered for redemption and no orders to purchase shares of that fund are received; or
(iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a fund is determined by adding the fund's total assets, subtracting liabilities and dividing by the number of shares outstanding. The public offering price of a Class A, Class B, Class C, Class M or Class T share of a fund is the net asset value per share plus, the applicable sales charge in the case of Class A, Class M or Class T shares. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign), or on the NASDAQ National Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as a fund's sub-adviser, under the supervision of the Board of Trustees, decides in good faith.

             OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS/(1)/:

                                                                                    Amount of
                                    Net Asset Value Per Share       Add Maximum       Sales   Offering Price
As of October 31, 2001           (net assets/shares outstanding) Selling Commission  Charge     Per Share
----------------------           ------------------------------- ------------------ --------- --------------
IDEX Alger Aggressive Growth
 Class A                                     $20.21                     5.50%        $ 1.18       $21.39
 Class B                                     $19.48                     0.00%        $   --       $19.48
 Class C*                                    $19.48                     0.00%        $   --       $19.48
 Class M**                                   $19.59                     1.00%        $ 0.20       $19.79
IDEX Janus Capital Appreciation
 Class A                                     $13.81                     5.50%        $ 0.80       $14.61
 Class B                                     $13.27                     0.00%        $   --       $13.27
 Class C*                                    $13.27                     0.00%        $   --       $13.27
 Class M**                                   $13.35                     1.00%        $ 0.13       $13.48
IDEX Janus Global
 Class A                                     $23.67                     5.50%        $ 1.38       $25.05
 Class B                                     $22.71                     0.00%        $   --       $22.71
 Class C*                                    $22.72                     0.00%        $   --       $22.72
 Class M**                                   $22.72                     1.00%        $ 0.23       $22.95
IDEX Janus Growth
 Class A                                     $19.64                     5.50%        $ 1.14       $20.78
 Class B                                     $18.63                     0.00%        $   --       $18.63
 Class C*                                    $18.63                     0.00%        $   --       $18.63
 Class M**                                   $18.78                     1.00%        $ 0.19       $18.97
 Class T                                     $20.20                     8.50%        $ 1.88       $22.08
IDEX Jennison Equity Opportunity
 Class A                                     $ 8.04                     5.50%        $ 0.47       $ 8.51
 Class B                                     $ 7.77                     0.00%        $   --       $ 7.77
 Class C*                                    $ 7.77                     0.00%        $   --       $ 7.77
 Class M**                                   $ 7.81                     1.00%        $ 0.08       $ 7.89

                                                                                         Amount of
                                         Net Asset Value Per Share       Add Maximum       Sales   Offering Price
As of October 31, 2001                (net assets/shares outstanding) Selling Commission  Charge     Per Share
----------------------                ------------------------------- ------------------ --------- --------------
IDEX Salomon Investors Value/(2)/
 Class A                                          $12.55                     5.50%         $0.73       $13.28
 Class B                                          $12.19                     0.00%         $  --       $12.19
 Class C*                                         $12.19                     0.00%         $  --       $12.19
 Class M**                                        $12.25                     1.00%         $0.12       $12.37
IDEX LKCM Strategic Total Return
 Class A                                          $15.46                     5.50%         $0.90       $16.36
 Class B                                          $15.45                     0.00%         $  --       $15.45
 Class C*                                         $15.45                     0.00%         $  --       $15.45
 Class M**                                        $15.45                     1.00%         $0.16       $15.61
IDEX Transamerica Value Balanced/(3)/
 Class A                                          $11.67                     5.50%         $0.68       $12.35
 Class B                                          $11.66                     0.00%         $  --       $11.66
 Class C*                                         $11.66                     0.00%         $  --       $11.66
 Class M**                                        $11.66                     1.00%         $0.12       $11.78
IDEX Janus Balanced
 Class A                                          $17.31                     5.50%         $1.01       $18.32
 Class B                                          $17.30                     0.00%         $  --       $17.30
 Class C*                                         $17.30                     0.00%         $  --       $17.30
 Class M**                                        $17.30                     1.00%         $0.17       $17.47
IDEX Janus Flexible Income
 Class A                                          $ 9.99                     4.75%         $0.50       $10.49
 Class B                                          $ 9.99                     0.00%         $  --       $ 9.99
 Class C*                                         $ 9.99                     0.00%         $  --       $ 9.99
 Class M**                                        $ 9.99                     1.00%         $0.10       $10.09
IDEX Transamerica Conservative/(4)/
  High-Yield Bond
 Class A                                          $ 9.26                     4.75%         $0.46       $ 9.72
 Class B                                          $ 9.26                     0.00%         $  --       $ 9.26
 Class C*                                         $ 9.26                     0.00%         $  --       $ 9.26
 Class M**                                        $ 9.26                     1.00%         $0.09       $ 9.35
IDEX Transamerica Equity
 Class A                                          $ 6.38                     5.50%         $0.37       $ 6.75
 Class B                                          $ 6.29                     0.00%         $  --       $ 6.29
 Class C*                                         $ 6.29                     0.00%         $ ---       $ 6.29
 Class M**                                        $ 6.31                     1.00%         $0.06       $ 6.37
IDEX Great Companies -- America/SM/
 Class A                                          $ 8.96                     5.50%         $0.52       $ 9.48
 Class B                                          $ 8.87                     0.00%         $  --       $ 8.87
 Class C*                                         $ 8.87                     0.00%         $ ---       $ 8.87
 Class M**                                        $ 8.89                     1.00%         $0.09       $ 8.98
IDEX Federated Tax Exempt
 Class A                                          $11.44                     4.75%         $0.57       $12.01
 Class B                                          $11.44                     0.00%         $  --       $11.44
 Class C*                                         $11.44                     0.00%         $  --       $11.44
 Class M**                                        $11.44                     1.00%         $0.12       $11.56
IDEX Goldman Sachs Growth
 Class A                                          $ 9.10                     5.50%         $0.53       $ 9.63
 Class B                                          $ 8.92                     0.00%         $  --       $ 8.92
 Class C*                                         $ 8.92                     0.00%         $  --       $ 8.92
 Class M**                                        $ 8.95                     1.00%         $0.09       $ 9.04

                                                                                                Amount of
                                                Net Asset Value Per Share       Add Maximum       Sales   Offering Price
As of October 31, 2001                       (net assets/shares outstanding) Selling Commission  Charge     Per Share
----------------------                       ------------------------------- ------------------ --------- --------------
IDEX T. Rowe Price Tax-Efficient Growth/(5)/
 Class A                                                 $ 9.54                     5.50%         $0.56       $10.10
 Class B                                                 $ 9.49                     0.00%         $  --       $ 9.49
 Class C*                                                $ 9.49                     0.00%         $  --       $ 9.49
 Class M**                                               $ 9.49                     1.00%         $0.10       $ 9.59
IDEX Salomon All Cap
 Class A                                                 $13.63                     5.50%         $0.79       $14.42
 Class B                                                 $13.41                     0.00%         $  --       $13.41
 Class C*                                                $13.42                     0.00%         $  --       $13.42
 Class M**                                               $13.44                     1.00%         $0.14       $13.58
IDEX PBHG Mid Cap Growth/(6)/
 Class A                                                 $ 9.24                     5.50%         $0.54       $ 9.78
 Class B                                                 $ 9.05                     0.00%         $  --       $ 9.05
 Class C*                                                $ 9.05                     0.00%         $  --       $ 9.05
 Class M**                                               $ 9.08                     1.00%         $0.09       $ 9.17
IDEX T. Rowe Price Small Cap
 Class A                                                 $ 9.46                     5.50%         $0.55       $10.01
 Class B                                                 $ 9.29                     0.00%         $  --       $ 9.29
 Class C*                                                $ 9.29                     0.00%         $  --       $ 9.29
 Class M**                                               $ 9.31                     1.00%         $0.09       $ 9.40
IDEX PBHG Technology & Communications/(7)/
 Class A                                                 $ 1.80                     5.50%         $0.10       $ 1.90
 Class B                                                 $ 1.75                     0.00%         $  --       $ 1.75
 Class C*                                                $ 1.75                     0.00%         $  --       $ 1.75
 Class M**                                               $ 1.76                     1.00%         $0.02       $ 1.78
IDEX Transamerica Growth Opportunities/(8)/
 Class A                                                 $ 4.81                     5.50%         $0.28       $ 5.09
 Class B                                                 $ 4.73                     0.00%         $  --       $ 4.73
 Class C*                                                $ 4.74                     0.00%         $  --       $ 4.74
 Class M**                                               $ 4.75                     1.00%         $0.05       $ 4.80
IDEX Great Companies -- Technology/SM/
 Class A                                                 $ 3.63                     5.50%         $0.21       $ 3.84
 Class B                                                 $ 3.58                     0.00%         $  --       $ 3.58
 Class C*                                                $ 3.58                     0.00%         $  --       $ 3.58
 Class M**                                               $ 3.59                     1.00%         $0.04       $ 3.63
IDEX Great Companies -- Global/2/
 Class A                                                 $ 6.65                     5.50%         $0.39       $ 7.04
 Class B                                                 $ 6.59                     0.00%         $  --       $ 6.59
 Class C*                                                $ 6.59                     0.00%         $  --       $ 6.59
 Class M**                                               $ 6.60                     1.00%         $0.07       $ 6.67
IDEX Gabelli Global Growth
 Class A                                                 $ 6.78                     5.50%         $0.39       $ 7.17
 Class B                                                 $ 6.72                     0.00%         $  --       $ 6.72
 Class C*                                                $ 6.72                     0.00%         $  --       $ 6.72
 Class M**                                               $ 6.73                     1.00%         $0.07       $ 6.80
IDEX Janus Growth & Income
 Class A                                                 $ 8.44                     5.50%         $0.49       $ 8.93
 Class B                                                 $ 8.38                     0.00%         $  --       $ 8.38
 Class C*                                                $ 8.38                     0.00%         $  --       $ 8.38
 Class M**                                               $ 8.39                     1.00%         $0.08       $ 8.47

                                                                                       Amount of
                                       Net Asset Value Per Share       Add Maximum       Sales   Offering Price
As of October 31, 2000              (net assets/shares outstanding) Selling Commission  Charge     Per Share
----------------------              ------------------------------- ------------------ --------- --------------
IDEX American Century Inc. & Growth
 Class A                                        $ 9.63                     5.50%         $0.56       $10.19
 Class B                                        $ 9.59                     0.00%         $  --       $ 9.59
 Class C*                                       $ 9.59                     0.00%         $  --       $ 9.59
 Class M**                                      $ 9.60                     1.00%         $0.10       $ 9.70
IDEX American Century International
 Class A                                        $ 8.48                     5.50%         $0.49       $ 8.97
 Class B                                        $ 8.45                     0.00%         $  --       $ 8.45
 Class C*                                       $ 8.45                     0.00%         $  --       $ 8.45
 Class M**                                      $ 8.45                     1.00%         $0.09       $ 8.54
IDEX Isabelle Small Cap Value
 Class A                                        $10.12                     5.50%         $0.59       $10.71
 Class B                                        $10.08                     0.00%         $  --       $10.08
 Class C*                                       $10.08                     0.00%         $  --       $10.08
 Class M**                                      $10.09                     1.00%         $0.10       $10.19
IDEX Munder Net50
 Class A                                        $ 4.24                     5.50%         $0.25       $ 4.49
 Class B                                        $ 4.19                     0.00%         $  --       $ 4.19
 Class C*                                       $ 4.19                     0.00%         $  --       $ 4.19
 Class M**                                      $ 4.20                     1.00%         $0.04       $ 4.24

-----------------

* This class was established on November 1, 1999 and has different fees and expenses than the pre-March, 1999 shares.
** All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date. Effective November 1, 1999, each fund began offering a new Class C share that has different fees and expenses than the previous Class C share.

(1)Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Money Market, IDEX Transamerica Convertible Securities and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.

(2)Prior to February 28, 2002, NWQ Investment Management Company, Inc. served as sub-adviser and the fund was named IDEX NWQ Value Equity.
(3)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser and the fund was named IDEX Dean Asset Allocation.
(4)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.
(5)Prior to March 1, 2002, this fund was named IDEX T. Rowe Price Dividend
   Growth.
(6)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Mid Cap
   Growth.
(7)Prior to March 1, 2002, this fund was named IDEX Pilgrim Baxter Technology.
(8)Prior to March 1, 2002, this fund was named IDEX Transamerica Small Company.

                       DIVIDENDS AND OTHER DISTRIBUTIONS


An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C and Class M shares of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of IDEX Janus Growth), as a result of higher distribution and service fees applicable to the Class B, Class C and Class M shares.


                             SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts is set forth in the prospectus.

                               RETIREMENT PLANS
The Fund offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 401(k) Plans and Simplified Employee Pension Plans are available by calling or writing IDEX Customer Service. These plans require the completion of separate applications which are also available from IDEX Customer Service. State Street Bank & Trust, Kansas City, Missouri, acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is generally no fee. Shares of a fund are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. IDEX Fed- erated Tax Exempt is not well-suited as an investment vehicle for tax-deferred retirement plans which cannot benefit from tax-exempt income and whose distributed earnings are taxable to individual recipients as ordinary income. To receive additional information or forms on these plans, please call IDEX Customer Service at 1-888-233-4339 (toll free) or write to Idex Investor Services, Inc. at P.O. Box 9015, Clearwater, Florida 33758- 9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                             REDEMPTION OF SHARES
Shareholders may redeem their shares at any time at any price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. Class B share and Class M share and certain Class A and Class T share purchases are also subject to a contingent deferred sales charge upon certain redemptions. The prospectus describes the requirements and procedures for the redemption of shares.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to the Fund.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The Contingent Deferred Sales Charge (CDSC) is waived on redemptions of Class B and Class M shares (and Class A, C and T, when applicable) in the circumstances described below:

(a)Redemption upon Total Disability or Death

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b)Redemption Pursuant to a Fund's Systematic Withdrawal Plan

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made with respect to the fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserve the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c)Reinvestment Privilege

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d)Certain Retirement Plan Withdrawals

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

                                     TAXES

Each fund has qualified (except IDEX Munder Net50 and IDEX Janus Growth & Income, which intend to qualify), and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). (See, however, the discussion of IDEX Federated Tax Exempt, below.) If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

In order for IDEX Federated Tax Exempt to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the fund's portfolio must consist of exempt-interest obligations. If IDEX Federated Tax Exempt invests in any instruments that generate taxable income, distributions of the interest earned thereon will be taxable to that fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if that fund realizes capital gains as a result of market transactions, any distributions of those gains will be taxable to its shareholders as capital gains.

Proposals may be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by IDEX Federated Tax Exempt and the value of its portfolio securities would be affected. In that event, IDEX Federated Tax Exempt will re-evaluate its investment objective and policies.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

If more than 50% of the value of IDEX Janus Global's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possession income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to: (1) include in gross income, and treat as paid by him, his proportionate share of those taxes; (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possession sources as his own income from those sources; and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the limitation applicable to the foreign tax credit against his federal income tax. IDEX Janus Global will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund, except IDEX Federated Tax Exempt, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. In order to comply with the diversification and other requirements applicable to RICs, a fund may not be able to buy or sell certain securities at certain times, so the investments utilized (and the time at which such investments are purchased and sold) may be different from what the fund might otherwise believe to be desirable. Income from foreign currencies (except certain gains therefrom that could be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                            PRINCIPAL SHAREHOLDERS


To the knowledge of the Fund, as of February 1, 2002, no shareholders owned beneficially or 5% or more of the outstanding shares of beneficial interest of IDEX Jennison Equity Opportunity, IDEX Salomon Investors Value (formerly IDEX NWQ Value Equity), IDEX Salomon All Cap, IDEX Great Companies -- Technology/SM, IDEX PBHG Technology & Communications (formerly IDEX Pilgrim Baxter Technology), IDEX Transamerica Value Balanced/, IDEX Janus Balanced, IDEX Great Companies -- America/SM/ and IDEX LKCM Strategic Total Return. The following shareholders own shares of beneficial interest for the fund specified:



                                                                                  % of Shares of
            Name/Address                             Fund                 Class Beneficial Interest
            ------------                             ----                 ----- -------------------
Alan R. & Donna May Hochstetler Trust IDEX American Century International   M          8.48%
Williamsburg, VA

AMAS Bank/Schwanen Effekten           IDEX Janus Capital Appreciation       A          5.46%
Omnibus Account                       IDEX Alger Aggressive Growth          A          8.89%
Switzerland                           IDEX Janus Global                     A          7.77%

Bohlman Joh (FBO)                     IDEX Munder Net50                     C         12.61%
Raymond James & Associates, Inc.
St. Petersburg, FL

Brown & Co. Securities Corp.          IDEX American Century International   A          6.54%
Boston, MA

Bykowski Equipment Company            IDEX American Century International   C          7.61%
Denver, CO

                                                                                       % of Shares of
            Name/Address                               Fund                    Class Beneficial Interest
            ------------                               ----                    ----- -------------------
Catherine Hopkins IRA A/C            IDEX Janus Flexible Income                  M           5.78%
Overland Park, KS

Charles J. Nash, Jr.                 IDEX American Century International         M          12.64%
Key Biscayne, FL

Christopher A. Mills IRA A/C         IDEX Transamerica Equity                    M          12.34%
Washington, DC                       IDEX Janus Growth & Income                  M          11.31%

CITIBANK Gerlach & Co.               IDEX Transamerica Conservative High-Yield   A           9.14%
AEGON USA/AUSA Life Insurance          Bond
Tampa, FL

CONAGRA                              IDEX Janus Growth                           T          27.60%
Boston, MA

Connie J. Julka TOD                  IDEX Munder Net50                           M           5.12%
Malone, WI

Cordes                               IDEX Goldman Sachs Growth                   C          50.01%
St. Petersburg, FL                   IDEX PBHG Mid Cap Growth                    C          20.71%
                                     IDEX Gabelli Global Growth                  C          23.50%

Dain Rauscher                        IDEX Transamerica Equity                    M           9.18%
Batavia, IL

Daniel T. Plesac Trust               IDEX Great Companies - Global/2/            M           6.55%
Chicago, IL

Danny L. Cecil IRA                   IDEX American Century International         B           5.34%
Albany, GA

David R. Black & Kathleen K. Black   IDEX Great Companies - Global/2/            C           6.04%
Spring, TX

Donaldson Lufkin Jenrette            IDEX Federated Tax Exempt                   M         19.381%
Jersey City, NJ                      IDEX Federated Tax Exempt                   M
                                     IDEX Transamerica Conservative High-Yield   C           5.93%
                                       Bond
                                     IDEX Transamerica Equity                    M           5.62%
                                     IDEX Great Companies - Global/2/            M          30.03%
                                     IDEX Great Companies - Global/2/            M           6.75%
                                     IDEX Munder Net50                           B          11.41%
                                     IDEX American Century International         C           6.72%

Drive Train Industries, Inc.         IDEX Transamerica Growth Opportunities      A          17.49%
Denver, CO

Edward R. Newill IRA                 IDEX Munder Net50                           M           8.03%
Weehawken, NJ

Fitzgerald (FBO)                     IDEX Munder Net50                           C           7.21%
Raymond James & Associates, Inc.
St. Petersburg, FL

Franklin J. Arney                    IDEX Federated Tax Exempt                   C           9.52%
Palm City, FL

Geoffrey G. Roberts & Ann M. Roberts IDEX American Century International         C           6.11%
Spring, TX

                                                                                     % of Shares of
           Name/Address                              Fund                    Class Beneficial Interest
           ------------                              ----                    ----- -------------------
Glen E. Thomas Trust               IDEX Transamerica Growth Opportunities      A          8.31%
Louisville, KY

Grand Lodge FOP                    IDEX Janus Flexible Income                  A          6.32%
New Castle, DE

H&R Block Financial Advisors, Inc. IDEX Munder Net50                           A          6.69%
Detroit, MI                        IDEX Munder Net50                           M          5.02%

H. P. Watkins, Jr. IRA             IDEX American Century Income & Growth       M          6.44%
Crawford, GA

InterSecurities, Inc.              IDEX American Century International         A         13.04%
St. Petersburg, FL                 IDEX T. Rowe Price Tax-Efficient Growth     M          5.27%
                                   IDEX T. Rowe Price Small Cap                M         15.38%
                                   IDEX American Century Income & Growth       M          5.16%
                                   IDEX Transamerica Equity                    M          7.66%
                                   IDEX Transamerica Equity                    C          5.92%
                                   IDEX Transamerica Growth Opportunities      M          5.60%
                                   IDEX Great Companies - Global/2/            C          6.72%
                                   IDEX Great Companies - Global/2/            M          7.57%
                                   IDEX Munder Net50                           A         17.05%
                                   IDEX Munder Net50                           B          7.20%
                                   IDEX Munder Net50                           C         18.58%
                                   IDEX Munder Net50                           M         53.82%
                                   IDEX American Century International         A         18.25%
                                   IDEX American Century International         B          6.17%
                                   IDEX American Century International         C         16.14%
                                   IDEX American Century International         M         29.55%
                                   IDEX American Century Income & Growth       C         11.92%
                                   IDEX American Century Income & Growth       M         14.27%
                                   IDEX Isabelle Small Cap Value               M          5.71%

James D. Gillmore IRA              IDEX Munder Net50                           M         10.85%
Reno, NV

Jeffrey D. Klinger                 IDEX Munder Net50                           B         11.52%
New York, NY

Johanna K. Black                   IDEX T. Rowe Price Small Cap                C          9.29%
Boston, MA                         IDEX American Century Income & Growth       C          5.33%

Jonell Coulter Benson              IDEX American Century International         M          6.11%
Cary, NC

Joseph Verde & Joanne Verde JTWROS IDEX Federated Tax Exempt                   C         16.20%
Laguna Miguel, CA                  IDEX Transamerica Conservative High-Yield   C          5.40%
                                     Bond
JSCW Enterprises LLC               IDEX Transamerica Equity                    A          5.85%
North Las Vegas, NV

Judy W. Gudde IRA                  IDEX American Century International         M          6.25%
Raymore, MO

Louis B Trust                      IDEX Munder Net50                           C         26.37%
St. Petersburg, FL

                                                                                            % of Shares of
              Name/Address                                  Fund                    Class Beneficial Interest
              ------------                                  ----                    ----- -------------------
Merrill Lynch Pierce Fenner & Smith, Inc. IDEX Transamerica Conservative High-Yield   C         19.18%
Jacksonville, FL                            Bond
                                          IDEX Janus Flexible Income                  C         11.18%
                                          IDEX American Century Income & Growth       C         15.68%
                                          IDEX Great Companies--America/SM/           A          9.92%
                                          IDEX Great Companies--America/SM/           B         11.23%
                                          IDEX Great Companies--America/SM/           C         19.86%
                                          IDEX Great Companies - Global/2/            C          7.60%
                                          IDEX American Century International         C          7.06%
                                          IDEX American Century Income & Growth       C          6.28%
                                          IDEX Isabelle Small Cap Value               B          6.27%
                                          IDEX Isabelle Small Cap Value               C          6.01%

Molldrem Trust                            IDEX Munder Net50                           C          6.16%
St. Petersburg, FL

MRM Capital Mgt., Inc. Profit Sharing     IDEX American Century International         M          5.72%
Louisville, KY

Murray Gross REV Trust                    IDEX Munder Net50                           B          5.76%
New York, NY

National Investor Services                IDEX American Century International         A          7.56%
FBO 512-91601-14
New York, NY

Oil & Gas Equipment Corp.                 IDEX Great Companies - Global/2/            C         10.98%
Denver, CO

Patricia Jennings Bober Trust             IDEX Transamerica Conservative High-Yield   M          6.77%
New Vernon, NJ                              Bond

Patrick S. Baird & Judith A. Baird        IDEX Transamerica Equity                    A          5.42%
Cedar Rapids, IA                          IDEX Great Companies - Global/2/            A          9.54%

Paul R. Hawkins SEP-IRA                   IDEX American Century International         M          7.11%
Louisville, KY

PFL Life Insurance Co.                    IDEX Transamerica Conservative High-Yield   A          7.64%
Cedar Rapids, IA                            Bond

R. Charles Oldfield Trust                 IDEX Great Companies - Global/2/            C          6.34%
La Grange, IL

Ren-Chau James Hu & Shun-Hwa Hu           IDEX Federated Tax Exempt                   C          5.54%
San Jose, CA

Roy Wedge                                 IDEX Federated Tax Exempt                   B          5.02%
Lufkin, TX

Silvey Family Trust                       IDEX Munder Net50                           M          6.19%
Mesa AZ

Stephen P. Elias                          IDEX Federated Tax Exempt                   M          9.66%
Amherst, NH

Susan Prislin                             IDEX Transamerica Equity                    A          5.49%
Rancho Palos Verdes, CA

                                                                                   % of Shares of
            Name/Address                             Fund                  Class Beneficial Interest
            ------------                             ----                  ----- -------------------
Terrells Potato Chip Co. Inc.        IDEX American Century International     C          8.09%
Denver, CO

Timothy J. O'Donnell &               IDEX American CenturyInternational      M          9.55%
  Deborah O'Donnell JT WROS
Orlando, FL

Timothy S. Gaumer & Mary Alva Clutts IDEX Munder Net50                       A          6.66%
Oakland, CA

Trull, RB (FBO)                      IDEX American Century Income & Growth   M         24.73%
Raymond James & Associates, Inc.
St. Petersburg, FL

Van Harte Smith Family Rev. Trust    IDEX Transamerica Equity                A         10.11%
San Carlos, CA

Vicki L. Chamberlain IRA             IDEX American Century International     C          6.03%
Spokane, WA

Wholesale Tire & Wheel of Minn       IDEX American Century Income & Growth   C          5.23%
Denver, CO

                                 MISCELLANEOUS

ORGANIZATION

Each fund is a series of the IDEX Mutual Funds, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On October 1, 1993, in a tax-free reorganization, IDEX Janus Flexible Income acquired all of the assets and assumed all of the liabilities of IDEX Total Income Trust ("IDEX Total") in exchange for shares of IDEX Janus Flexible Income which were then distributed to IDEX Total shareholders. All historical financial and performance information set forth in this SAI relates to IDEX Total prior to the date it was reorganized into IDEX Janus Flexible Income.

On September 20, 1996 in a tax-free reorganization, IDEX Janus Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund have no preemptive, cumulative voting, conversion or subscription rights. Shares of the Fund are fully transferable but the Fund is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into four classes, Class A, Class B, Class C and Class M shares; IDEX Janus Growth includes a fifth class, Class T shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares (except IDEX Transamerica Money Market) are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed 24 months after purchase; Class B shares are subject to a CDSC, or back- end load, at a declining rate; Class C shares are not subject to an initial sales charge or CDSC; Class M shares are subject to an initial sales charge and are subject to a CDSC if redeemed 18 months after purchase; Class B, Class C and Class M shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of the IDEX Janus Growth are subject to an initial sales charge and are subject to a CDSC if redeemed 24 months after purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Fund. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Fund's bylaws or the Trustees.

LEGAL COUNSEL AND INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Fund and certain of its affiliates. PricewaterhouseCoopers LLP, 101 E. Kennedy Blvd., Suite 1500, Tampa, Florida 33602-4319 serves as independent certified public accountants for the Fund.

REGISTRATION STATEMENT

This SAI and the prospectus for the Fund do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                            PERFORMANCE INFORMATION
Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                P(1 + T)n = ERV

(where P = a hypothetical initial investment of $1,000; T = the average annual total return; N = the number of years; and ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period). All average annual total return figures reflect the deduction of a proportionate share of each fund's expenses on an annual basis, and assume that the maximum sales load (Class A, M and Class T shares) is deducted from the initial $1,000 investment and all dividends and distributions are paid in additional shares.

                          AVERAGE ANNUAL TOTAL RETURN

                        IDEX Alger Agressive Growth       IDEX Janus Capital Appreciation
                                   Class                               Class
                    ----------------------------------  ----------------------------------
As of October 31,
2001                   A        B      C***     M****      A        B      C***     M****
-----------------   -------  -------  -------  -------  -------  -------  -------  -------
Inception Date      12/2/94  10/1/95  11/1/99  12/2/94  12/2/94  10/1/95  11/1/99  12/2/94
Sales Charge*         5.50%     *       none     1.00%    5.50%     *       none     1.00%
12b-1 Fee             0.35%    1.00%    1.00%    0.90%    0.35%    1.00%    1.00%    0.90%

Average Annual
 Total Return
 Including Sales
 Charge:
 1 year              (22.05)  (22.26)   N/A     (19.70)  (43.76)  (44.08)   N/A     (42.21)
 5 years              10.32    11.01    N/A      10.87     2.50     3.00    N/A       2.89
 10 years                --       --    N/A         --       --       --    N/A         --
 Inception            15.63     8.06    N/A      15.93     8.89     5.22    N/A       9.05

Average Annual
 Total Return
 without deduction
 of Sales Charge:
 1 year              (17.52)  (18.17)  (18.17)  (18.07)  (40.49)  (41.14)  (41.14)  (41.04)
 5 years              11.57    11.01       --    11.09     3.66     3.00       --     3.10
 10 years                --       --       --       --       --       --       --       --
 Inception            16.56     8.06   (13.44)   16.09     9.77     5.22   (27.68)    9.21

Cumulative Total
 Return without
 deduction of Sales
 Charge:
 1 year              (17.52)  (18.17)  (18.17)  (18.07)  (40.49)  (41.14)  (41.14)  (41.04)
 5 years              72.91    68.56       --    69.22    19.70    15.91       --    16.49
 10 years                --       --       --       --       --       --       --       --
 Inception           196.16    62.33   (26.87)  187.85    93.53    37.43   (50.48)   86.63

                             IDEX Janus Global                      IDEX Janus Growth
                                   Class                                  Class
                    ----------------------------------  ------------------------------------------
As of October 31,
2001                   A        B      C***     M****      A        B      C***     M****    T**
-----------------   -------  -------  -------  -------  -------  -------  -------  -------  ------
Inception Date      10/1/92  10/1/95  11/1/99  10/1/93   5/8/86  10/1/95  11/1/99  10/1/93  6/4/85
Sales Charge*         5.50%     *       none     1.00%    5.50%     *       none     1.00%   8.50%
12b-1 Fee             0.35%    1.00%    1.00%    0.90%    0.35%    1.00%    1.00%    0.90%      0%

Average Annual
 Total Return
 Including Sales
 Charge:
 1 year              (27.74)  (27.98)   N/A     (25.60)  (32.23)  (32.49)   N/A     (30.25) -34.06
 5 years               7.86     8.58    N/A       8.49     8.11     8.83    N/A       8.69    7.71
 10 years                --       --    N/A         --     9.35       --    N/A         --    9.29
 Inception            14.45    11.28    N/A      12.50    13.67    10.49    N/A      10.90   14.18

Average Annual
 Total Return
 without deduction
 of Sales Charge:
 1 year              (23.53)  (24.18)  (24.18)  (24.08)  (28.29)  (28.94)  (28.94)  (28.84) -27.94
 5 years               9.09     8.58       --     8.71     9.34     8.83       --     8.91    9.64
 10 years                --       --       --       --     9.97       --       --       --   10.26
 Inception            15.15    11.29    (8.51)   12.64    14.08    10.49   (20.03)   11.03   14.79

Cumulative Total
 Return without
 deduction of Sales
 Charge:
 1 year              (23.53)  (24.18)  (24.18)  (24.08)  (28.29)  (28.94)  (28.94)  (28.84) -27.94
 5 years              54.50    50.94       --    51.84    56.26    52.65       --    53.20   58.44
 10 years                --       --       --       --   158.69       --       --       --  165.63
 Inception           268.49    95.05   (17.54)  166.95   685.71    86.48   (38.40)  137.14  884.15

                     IDEX Jennison Equity Opportunity      IDEX Salomon Investors Value
                                   Class                               Class
                    ----------------------------------  ----------------------------------
As of October 31,
2001                   A        B      C***     M****      A        B      C***     M****
----                -------  -------  -------  -------  -------  -------  -------  -------
Inception Date       2/1/96   2/1/96  11/1/99   2/1/96   2/1/97   2/1/97  11/1/99   2/1/97
Sales Charge          5.50%     *       none     1.00%    5.50%     *       none     1.00%
12b-1 Fee             0.35%    1.00%    1.00%    0.90%    0.35%    1.00%    1.00%    0.90%

Average Annual
 Total Return
 Including Sales
 Charge:
 1 year                4.01     4.41    N/A       7.42    (7.27)   (7.35)   N/A      (4.32)
 5 years               1.95     2.52    N/A       2.40       --       --    N/A         --
 10 years                --       --    N/A         --       --       --    N/A         --
 Inception             3.28     3.67    N/A       3.59     5.58     6.00    N/A       6.05

Average Annual
 Total Return
 without deduction
 of Sales Charge:
 1 year               10.06     9.41     9.41     9.51    (1.87)   (2.47)   (2.47)   (2.38)
 5 years               3.11     2.52       --     2.61       --       --       --       --
 10 years                --       --       --       --       --       --       --       --
 Inception             4.28     3.67    (7.57)    3.76     6.80     6.17     7.68     6.26

Cumulative Total
 Return without
 deduction of Sales
 Charge:
 1 year               10.06     9.41     9.41     9.51    (1.87)   (2.47)   (2.47)   (2.38)
 5 years              16.57    13.24       --    13.75       --       --       --       --
 10 years                --       --       --       --       --       --       --       --
 Inception            28.11    23.77   -15.69    24.42    38.10    34.12    17.40    34.73

                     IDEX LKCM Strategic Total Return    IDEX Transamerica Value Balanced
                                   Class                               Class
                    ----------------------------------  ----------------------------------
As of October 31,
2001                   A        B      C***     M****      A        B      C***     M****
----                -------  -------  -------  -------  -------  -------  -------  -------
Inception Date      12/2/94  10/1/95  11/1/99  12/2/94  10/1/95  10/1/95  11/1/99  10/1/95
Sales Charge          5.50%     *       none     1.00%    5.50%     *       none     1.00%
12b-1 Fee             0.35%    1.00%    1.00%    0.90%    0.35%    1.00%    1.00%    0.90%

Average Annual
 Total Return
 Including Sales
 Charge:
 1 year               (6.26)   (7.19)   N/A      (4.16)   (5.49)   (5.59)   N/A      (2.50)
 5 years               5.69     6.03    N/A       5.92     5.05     5.58    N/A       5.47
 10 years                --       --    N/A         --       --       --    N/A         --
 Inception             9.64     8.19    N/A       9.64     6.75     7.04    N/A       6.97

Average Annual
 Total Return
 without deduction
 of Sales Charge:
 1 year               (0.80)   (2.31)   (1.42)   (2.22)    0.01    (0.62)   (0.62)   (0.52)
 5 years               6.89     6.03       --     6.13     6.24     5.58       --     5.68
 10 years                --       --       --       --       --       --       --       --
 Inception            10.52     8.19    (0.95)    9.80     7.72     7.04     5.66     7.15

Cumulative Total
 Return without
 deduction of Sales
 Charge:
 1 year               (0.80)   (2.31)   (1.42)   (2.22)    0.01    (0.62)   (0.62)   (0.52)
 5 years              39.53    34.01       --    34.66    35.36    31.17       --    31.81
 10 years                --       --       --       --       --       --       --       --
 Inception           103.19    63.57    (2.06)   93.94    59.20    53.04    12.68    53.97

                            IDEX Janus Balanced            IDEX Janus Flexible Income
                                   Class                              Class
                    ----------------------------------  ---------------------------------
As of October 31,
2001                   A        B      C ***    M****      A        B      C***    M****
----                -------  -------  -------  -------  -------  -------  ------- -------
Inception Date      12/2/94  10/1/95  11/1/99  12/2/94  6/29/87  10/1/95  11/1/99 10/1/93
Sales Charge          5.50%     *       none     1.00%    4.75%     *      none     1.00%
12b-1 Fee             0.35%    1.00%    1.00%    0.90%    0.35%    1.00%    1.00%   0.90%

Average Annual
 Total Return
 Including Sales
 Charge:
 1 year              (11.01)  (11.11)   N/A      (8.20)    1.87     1.14    N/A      4.19
 5 years              10.98    11.55    N/A      11.43     5.56     5.88    N/A      5.77
 10 years                --       --    N/A         --     7.11       --    N/A        --
 Inception            13.51    13.17    N/A      13.66     7.33     6.24    N/A      5.68

Average Annual
 Total Return
 without deduction
 of Sales Charge:
 1 year               (5.83)   (6.43)   (6.43)   (6.34)    6.95     6.14     6.14    6.25
 5 years              12.24    11.55       --    11.65     6.59     5.88       --    5.98
 10 years                --       --       --       --     7.63       --       --      --
 Inception            14.42    13.16    (0.87)   13.82     7.69     6.24     5.81    5.81

Cumulative Total
 Return without
 deduction of Sales
 Charge:
 1 year               (5.83)   (6.43)   (6.43)   (6.34)    6.95     6.14     6.14    6.25
 5 years              78.12    72.69       --    73.52    37.58    33.06       --   33.73
 10 years                --       --       --       --   108.70       --       --      --
 Inception           159.72   116.70    (1.88)  150.22   192.80    46.03    13.04   59.34

                      IDEX Transamerica Conservative
                              High-Yield Bond               IDEX Federated Tax Exempt
                                   Class                              Class
                    ----------------------------------  ---------------------------------
As of October 31,
2001                   A        B      C***     M****      A        B      C***    M****
----                -------  -------  -------  -------  -------  -------  ------- -------
Inception Date      6/14/85  10/1/95  11/1/99  10/1/93   4/1/85  10/1/95  11/1/99 10/1/93
Sales Charge          4.75%     *       none     1.00%    4.75%     *      none     1.00%
12b-1 Fee             0.35%    1.00%    1.00%    0.90%    0.35%    1.00%    1.00%   0.60%

Average Annual
 Total Return
 Including Sales
 Charge:
 1 year               (0.60)   (1.29)   N/A       1.77    (2.13)   (2.88)   N/A      0.49
 5 years               3.73     4.07    N/A       3.97     3.53     3.87    N/A      4.06
 10 years              6.67       --    N/A         --     4.67       --    N/A        --
 Inception             8.50     5.04    N/A       4.98     6.76     4.21    N/A      4.17

Average Annual
 Total Return
 without deduction
 of Sales Charge:
 1 year                4.36     3.71     3.71     3.81     2.76     2.12     2.12    2.51
 5 years               4.74     4.07       --     4.18     4.54     3.87       --    4.27
 10 years              7.19       --       --       --     5.18       --       --      --
 Inception             8.82     5.04     3.62     5.11     7.07     4.21     6.23    4.29

Cumulative Total
 Return without
 deduction of Sales
 Charge:
 1 year                4.36     3.71     3.71     3.81     2.76     2.12     2.12    2.51
 5 years              26.07    22.07       --    22.74    24.86    20.89       --   23.23
 10 years            100.26       --       --       --    65.75       --       --      --
 Inception           305.22    35.96     8.02    50.82   214.10    29.39    14.01   41.45

                                                                   IDEX PBHG Mid Cap Growth       IDEX T. Rowe Price Small Cap
                                                                            Class                            Class
-                                                              -------------------------------  -------------------------------
As of October 31, 2001                                           A       B      C***    M****     A       B      C***    M****
----------------------                                         ------  ------  -------  ------  ------  ------  -------  ------
Inception Date                                                 3/1/99  3/1/99  11/1/99  3/1/99  3/1/99  3/1/99  11/1/99  3/1/99
Sales Charge                                                    5.50%     *      none    1.00%   5.50%     *      none    1.00%
12b-1 Fee                                                       0.35%   1.00%    1.00%   0.90%   0.35%   1.00%    1.00%   0.90%

Average Annual Total Return Including Sales Charge:
  1 year                                                       (40.74) (41.04)     N/A  (39.08) (15.03) (15.20)     N/A  (12.42)
  5 years                                                          --      --      N/A      --      --      --      N/A      --
  10 years                                                         --      --      N/A      --      --      --      N/A      --
  Inception                                                     (0.55)  (0.36)     N/A    0.45    2.16    2.54      N/A    3.28

Average Annual Total Return without deduction of Sales Charge:
  1 year                                                       (37.29) (37.94)  (37.94) (37.84) (10.09) (10.74)  (10.74) (10.64)
  5 years                                                          --      --       --      --      --      --       --      --
  10 years                                                         --      --       --      --      --      --       --      --
  Inception                                                      1.45    0.69   (15.69)   0.81    4.21    3.54     0.29    3.64

Cumulative Total Return without deduction of Sales Charge:
  1 year                                                       (37.29) (37.94)  (37.94) (37.84) (10.09) (10.74)  (10.74) (10.64)
  5 years                                                          --      --       --      --      --      --       --      --
  10 years                                                         --      --       --      --      --      --       --      --
  Inception                                                      4.17    1.98   (30.92)   2.31   12.43   10.38     0.62   10.69

                                                               IDEX T. Rowe Price Tax-Efficient    IDEX Goldman Sachs Growth
                                                                         Growth Class                        Class
                                                               -------------------------------  -------------------------------
As of October 31, 2001                                           A       B      C***    M****     A       B      C***    M****
----------------------                                         ------  ------  -------  ------  ------  ------  -------  ------
Inception Date                                                 3/1/99  3/1/99  11/1/99  3/1/99  3/1/99  3/1/99  11/1/99  3/1/99
Sales Charge                                                    5.50%     *      none    1.00%   5.50%     *      none    1.00%
12b-1 Fee                                                       0.35%   1.00%    1.00%   0.90%   0.35%   1.00%    1.00%   0.90%
Average Annual Total Return Including Sales Charge:
  1 year                                                        (9.99) (10.09)     N/A   (7.15) (18.91) (19.10)     N/A  (16.44)
  5 years                                                          --      --      N/A      --      --      --      N/A      --
  10 years                                                         --      --      N/A      --      --      --      N/A      --
  Inception                                                     (0.44)  (0.12)     N/A    0.67   (2.11)  (1.89)     N/A   (1.07)

Average Annual Total Return without deduction of Sales Charge:
  1 year                                                        (4.75)  (5.36)   (5.36)  (5.27) (14.19) (14.84)  (14.84) (14.74)
  5 years                                                          --      --       --      --      --      --       --      --
  10 years                                                         --      --       --      --      --      --       --      --
  Inception                                                      1.56    0.93     0.31    1.02   (0.14)  (0.83)   (6.71)  (0.72)

Cumulative Total Return without deduction of Sales Charge:
  1 year                                                        (4.75)  (5.36)   (5.36)  (5.27) (14.19) (14.84)  (14.84) (14.74)
  5 years                                                          --      --       --      --      --      --       --      --
  10 years                                                         --      --       --      --      --      --       --      --
  Inception                                                      4.50    2.65     0.68    2.93   (0.39)  (2.34)  (13.98)  (2.04)


                                                                                                IDEX PBHG Technology
                                                             IDEX Salomon All Cap                 & Communications
                                                                    Class                               Class
                                                    ------------------------------------- ------------------------------
As of October 31, 2001                                 A           B       C***    M****    A       B       C       M
----------------------                               ------      ------  -------  ------  ------  ------  ------  ------
Inception Date                                      3/1/99      3/1/99   11/1/99  3/1/99  3/1/00  3/1/00  3/1/00  3/1/00
Sales Charge                                         5.50%         *       none    1.00%    5.0%     *     none    1.00%
12b-1 Fee                                            0.35%       1.00%     1.00%   0.90%   0.35%   1.00%   1.00%   0.90%

Average Annual Total Return Including Sales
 Charge:
 1 year                                              (4.03)      (4.09)      N/A   (1.00) (53.58) (53.96)    N/A  (52.40)
 5 years                                                --          --       N/A      --      --      --     N/A      --
 10 years                                               --          --       N/A      --      --      --     N/A      --
 Inception                                           14.33       15.13       N/A   15.64  (58.69) (58.92)    N/A  (58.14)

Average Annual Total Return without deduction
 of Sales Charge:
 1 year                                               1.55        0.91      0.91    1.01  (50.88) (51.53) (51.53) (51.43)
 5 years                                                --          --        --      --      --      --      --      --
 10 years                                               --          --        --      --      --      --      --      --
 Inception                                           16.63       15.94     13.07   16.05  (57.40) (58.00) (58.00) (57.91)

Cumulative Total Return without deduction
 of Sales Charge:
 1 year                                               1.55        0.91      0.91    1.01  (50.88) (51.53) (51.53) (51.43)
 5 years                                                --          --        --      --      --      --      --      --
 10 years                                               --          --        --      --      --      --      --      --
 Inception                                           54.77       52.20     30.53   52.59  (79.19) (79.73) (79.73) (79.65)

                                                    IDEX Transamerica Growth Opportunities    IDEX Transamerica Equity
                                                                    Class                               Class
                                                    ------------------------------------- ------------------------------
As of October 31, 2001                                 A           B        C        M      A       B       C       M
----------------------                               ------      ------  -------  ------  ------  ------  ------  ------
Inception Date                                      3/1/00      3/1/00    3/1/00  3/1/00  3/1/00  3/1/00  3/1/00  3/1/00
Sales Charge                                         5.50%         *       none    1.00%   5.50%     *     none    1.00%
12b-1 Fee                                            0.35%       1.00%     1.00%   0.90%   0.35%   1.00%   1.00%   0.90%

Average Annual Total Return Including Sales Charge:
 1 year                                             (22.22)     (22.42)      N/A  (19.87) (22.07) (22.27)    N/A  (19.71)
 5 years                                                --          --       N/A      --      --      --     N/A      --
 10 years                                               --          --       N/A      --      --      --     N/A      --
 Inception                                          (29.75)     (29.75)      N/A  (28.47) (18.69) (18.62)    N/A  (17.15)

Average Annual Total Return without deduction
 of Sales Charge:
 1 year                                             (17.69)     (18.34)   (18.34) (18.24) (17.53) (18.18) (18.18) (18.08)
 5 years                                                --          --        --      --      --      --      --      --
 10 years                                               --          --        --      --      --      --      --      --
 Inception                                          (27.55)     (28.18)   (28.18) (28.08) (16.15) (16.79) (16.79) (16.69)

Cumulative Total Return without deduction
 of Sales Charge:
 1 year                                             (17.69)     (18.34)   (18.34) (18.24) (17.53) (18.18) (18.18) (18.08)
 5 years                                                --          --        --      --      --      --      --      --
 10 years                                               --          --        --      --      --      --      --      --
 Inception                                          (44.73)     (45.61)   (45.61) (45.47) (27.68) (28.70) (28.70) (28.54)

                                              IDEX Great Companies--
                                                    America/SM/             IDEX Great Companies--Technology/SM/
                                                       Class                               Class
                                        ----------------------------------  ----------------------------------
As of October 31, 2001                     A        B        C        M        A         B        C        M
----------------------                  -------  -------  -------  -------  -------   -------  -------  -------
Inception Date                          7/14/00  7/14/00  7/14/00  7/14/00  7/14/00   7/14/00  7/14/00  7/14/00
Sales Charge                               .50%     *       none     1.00%    5.50%      *       none     1.00%
12b-1 Fee                                 0.35%    1.00%    1.00%    0.90%    0.35%     1.00%    1.00%    0.90%

Average Annual Total Return Including
 Sales Charge:
 1 year                                  (16.86)  (17.04)     N/A   (14.31)  (37.97)   (38.26)     N/A   (36.21)
 5 years                                     --       --      N/A       --       --        --      N/A       --
 10 years                                    --       --      N/A       --       --        --      N/A       --
 Inception                                (6.51)   (6.15)     N/A    (4.71)  (47.14)   (47.10)     N/A   (46.26)

Average Annual Total Return without
 deduction of Sales Charge:
 1 year                                  (12.02)  (12.67)  (12.67)  (12.57)  (34.36)   (35.01)  (35.01)  (34.91)
 5 years                                     --       --       --       --       --        --       --       --
 10 years                                    --       --       --       --       --        --       --       --
 Inception                                (2.83)   (3.50)   (3.50)   (3.40)  (45.05)   (45.60)  (45.60)  (45.52)

Cumulative Total Return without
 deduction of Sales Charge:
 1 year                                  (12.02)  (12.67)  (12.67)  (12.57)  (34.36)   (35.01)  (35.01)  (34.91)
 5 years                                     --       --       --       --       --        --       --       --
 10 years                                    --       --       --       --       --        --       --       --
 Inception                                (4.12)   (5.09)   (5.09)   (4.94)  (58.40)   (59.01)  (59.01)  (58.92)

                                           IDEX Great Companies--Global2        IDEX Gabelli Global Growth
                                                       Class                               Class
                                        ----------------------------------  ----------------------------------
As of October 31, 2001                     A        B        C        M        A         B        C        M
----------------------                  -------  -------  -------  -------  -------   -------  -------  -------
Inception Date                          9/15/00  9/15/00  9/15/00  9/15/00  9/15/00   9/15/00  9/15/00  9/15/00
Sales Charge                              5.50%     *       none     1.00%    5.50%      *       none     1.00%
12b-1 Fee                                 0.35%    1.00%    1.00%    0.90%    0.35%     1.00%    1.00%    0.90%

Average Annual Total Return Incuding
 Sales Charge:
 1 year                                  (23.84)  (24.05)     N/A   (21.55)  (24.39)   (24.61)     N/A   (22.12)
 5 years                                     --       --      N/A       --       --        --      N/A       --
 10 years                                    --       --      N/A       --       --        --      N/A       --
 Inception                               (24.24)  (23.91)     N/A   (22.59)  (23.01)   (22.67)     N/A   (21.32)

Average Annual Total Return without
 deduction of Sales Charge:
 1 year                                  (19.41)  (20.06)  (20.06)  (19.96)  (19.99)   (20.64)  (20.64)  (20.54)
 5 years                                     --       --       --       --       --        --       --       --
 10 years                                    --       --       --       --       --        --       --       --
 Inception                               (20.85)  (21.47)  (21.47)  (21.37)  (19.56)   (20.19)  (20.19)  (20.09)

Cumulative Total Return without
 deduction of Sales Charge:
 1 year                                  (19.41)  (20.06)  (20.06)  (19.96)  (19.99)   (20.64)  (20.64)  (20.54)
 5 years                                     --       --       --       --       --        --       --       --
 10 years                                    --       --       --       --       --        --       --       --
 Inception                               (26.08)  (26.82)  (26.82)  (26.71)  (24.52)   (25.28)  (25.28)  (25.16)

                                                                                    IDEX American Century
                                              IDEX Janus Growth & Income               Income & Growth
                                                         Class                              Class
-                                       --------------------------------------  -----------------------------
As of October 31, 2001                     A         B         C         M         A       B      C      M
----------------------                  --------  --------  --------  --------  ------  ------  ------ ------
Inception Date                          12/15/00  12/15/00  12/15/00  12/15/00  4/2/01  4/2/01  4/2/01 4/2/01
Sales Charge                               5.50%      *       none       1.00%   5.50%     *     none   1.00%
12b-1 Fee                                  0.35%     1.00%     1.00%     0.90%   0.35%   1.00%   1.00%  0.90%

Average Annual Total Return Including
 Sales Charge:
 1 year                                   (15.50)   (15.67)      N/A    (12.90)     --      --     N/A     --
 5 years                                      --        --       N/A        --      --      --     N/A     --
 10 years                                     --        --       N/A        --      --      --     N/A     --
 Inception                                (14.85)   (14.18)      N/A    (12.36)     --      --     N/A     --

Average Annual Total Return without
 deduction of Sales Charge:
 1 year                                   (10.58)   (11.23)   (11.23)   (11.13)     --      --      --     --
 5 years                                      --        --        --        --      --      --      --     --
 10 years                                     --        --        --        --      --      --      --     --
 Inception                                (10.11)   (10.75)   (10.75)   (10.65)     --      --      --     --

Cumulative Total Return without
 deduction of Sales Charge:
 1 year                                   (10.58)   (11.23)   (11.23)   (11.13)     --      --      --     --
 5 years                                      --        --        --        --      --      --      --     --
 10 years                                     --        --        --        --      --      --      --     --
 Inception                                (10.52)   (11.19)   (11.19)   (11.09)   4.39    3.91    3.91   3.98

                                          IDEX American Century International   IDEX Isabelle Small Cap Value
                                                         Class                              Class
                                        --------------------------------------  -----------------------------
As of October 31, 2001                     A         B         C         M         A       B      C      M
----------------------                  --------  --------  --------  --------  ------  ------  ------ ------
Inception Date                            4/2/01    4/2/01    4/2/01    4/2/01  4/2/01  4/2/01  4/2/01 4/2/01
Sales Charge                               5.50%      *       none       1.00%   5.50%    *      none   1.00%
12b-1 Fee                                  0.35%     1.00%     1.00%     0.90%   0.35%   1.00%   1.00%  0.90%

Average Annual Total Return Including
 Sales Charge:
 1 year                                       --        --       N/A        --      --      --     N/A     --
 5 years                                      --        --       N/A        --      --      --     N/A     --
 10 years                                     --        --       N/A        --      --      --     N/A     --
 Inception                                    --        --       N/A        --      --      --     N/A     --

Average Annual Total Return without
 deduction of Sales Charge:
 1 year                                       --        --        --        --      --      --      --     --
 5 years                                      --        --        --        --      --      --      --     --
 10 years                                     --        --        --        --      --      --      --     --
 Inception                                    --        --        --        --      --      --      --     --

Cumulative Total Return without
 deduction of Sales Charge:
 1 year                                       --        --        --        --      --      --      --     --
 5 years                                      --        --        --        --      --      --      --     --
 10 years                                     --        --        --        --      --      --      --     --
 Inception                                (14.04)   (14.52)   (14.52)   (14.45)  11.50   11.00   11.00  11.10

                                                                      IDEX Munder Net50
                                                                            Class
                                                           --------------------------------------
As of October 31, 2001                                        A         B         C         M
----------------------                                     --------  --------  --------  --------
Inception Date                                             12/15/00  12/15/00  12/15/00  12/15/00
Sales Charge                                                  5.50%      *       none       1.00%
12b-1 Fee                                                     0.35%     1.00%     1.00%     0.90%

Average Annual Total Return Including Sales Charge:
  1 year                                                     (52.31)   (52.67)      N/A    (51.08)
  5 years                                                        --        --       N/A        --
  10 years                                                       --        --       N/A        --
  Inception                                                  (50.82)   (50.70)      N/A    (49.61)

Average Annual Total Return without deduction of Sales
 Charge:
  1 year                                                     (49.53)   (50.18)   (50.18)   (50.08)
  5 years                                                        --        --        --        --
  10 years                                                       --        --        --        --
  Inception                                                  (48.08)   (48.73)   (48.73)   (49.61)

Cumulative Total Return without deduction of Sales Charge:
  1 year                                                     (49.53)   (50.18)   (50.18)   (50.08)
  5 years                                                        --        --        --        --
  10 years                                                       --        --        --        --
  Inception                                                  (49.53)   (50.19)   (50.19)   (50.09)

                                                               IDEX Great Companies -- Global/2/   IDEX Gabelli Global Growth
                                                                            Class                             Class
                                                               --------------------------------  -------------------------------
As of October 31, 2001                                            A         B       C       M       A       B       C       M
----------------------                                         -------   ------- ------- ------- ------- ------- ------- -------
Inception Date                                                 9/15/00   9/15/00 9/15/00  9/1/00 9/15/00 9/15/00 9/15/00 9/15/00
Sales Charge*                                                    5.50%      *     none     1.00%   5.50%    *     none     1.00%
12b-1 Fee                                                        0.35%     1.00%   1.00%   0.90%   0.35%   1.00%   1.00%   0.90%

Average Annual Total Return Including Sales Charges:
  1 year                                                       (23.84)   (24.05)     N/A (21.55) (24.39) (24.61)     N/A (22.12)
  5 years                                                           --        --     N/A      --      --      --     N/A      --
  10 years                                                          --        --     N/A      --      --      --     N/A      --
  Inception                                                    (24.24)   (23.91)     N/A (22.59) (23.01) (22.67)     N/A (21.32)

Average Annual Total Return Without Deduction of Sales Charge:
  1 year                                                       (19.41)   (20.06) (20.06) (19.96) (19.19) (20.64) (20.64) (20.54)
  5 years                                                           --        --      --      --      --      --      --      --
  10 years                                                          --        --      --      --      --      --      --      --
  Inception                                                    (20.85)   (21.47) (21.47) (21.37) (19.56) (20.19) (20.19) (20.09)

Cumulative Total Return Without Deduction of Sales Charge:
  1 year                                                       (19.41)   (20.06) (20.06) (19.96) (19.99) (20.64) (20.64) (20.54)
  5 years                                                           --        --      --      --      --      --      --      --
  10 years                                                          --        --      --      --      --      --      --      --
  Inception                                                    (26.08)   (26.82) (26.82) (26.71) (24.52) (25.28) (25.28) (25.16)

-----------------

* The contingent deferred sales charge on redemption of Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth and sixth years and 0% during the seventh year and later. The contingent deferred sales charge on Class M shares is 1% during the first 18 months. The Class A and T shares are subject to a 1% contingent deferred sales charge in certain circumstances.

** Performance of Class T Shares of IDEX Janus Growth is based on the historical performance of IDEX Fund from its inception on June 4, 1985 until the reorganization of IDEX Fund and IDEX Fund 3 into Class T Shares of IDEX Series Fund Growth Portfolio on September 20, 1996; and the historical performance of Class T Shares of IDEX Janus Growth thereafter.
***This class was established on November 1, 1999 and has different fees and expenses than pre-March 1, 1999 C shares.
****Effective March 1, 1999, Class C shares became Class M shares.
(1)Prior to February 28, 2002, NWQ Investment Management Co., Inc. served as sub-adviser and the fund was named NWQ Value Equity.
(2)Prior to August 24, 2001, Dean Investment Associates served as sub-adviser and the fund was named Dean Asset Allocation.
(3)Prior to March 1, 2002, this fund was named IDEX T. ROWE Price Dividend
   Growth.

Information is not included in the table for IDEX Transamerica Money Market, IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX
T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.



The current yield for a particular class of shares of each of IDEX Janus Flexible Income, IDEX Federated Tax Exempt, IDEX Transamerica Conservative High-Yield Bond, IDEX Janus Balanced, IDEX Transamerica Value Balanced or IDEX LKCM Strategic Total Return is computed in accordance with a standardized method prescribed by rules of the SEC. The yield is computed by dividing the fund's investment income per share earned during a particular 30-day base period (including dividends, if any and interest earned, minus expenses excluding reductions for affiliated brokerage and custody earnings credits accrued during the period) by the maximum offering price per share on the last day of the base period and then annualizing the result.

                                 CURRENT YIELD

                                               30 Day Period
                                               Ended 10/31/01
                                               --------------
LKCM Strategic Total Return
  Class A                                           1.29
  Class B                                            .72
  Class C*                                           .72
  Class M**                                          .81

Janus Balanced
  Class A                                           1.36
  Class B                                            .79
  Class C*                                           .79
  Class M**                                          .88

Janus Flexible Income
  Class A                                           3.67
  Class B                                           3.22
  Class C*                                          3.21
  Class M**                                         3.28

Federated Tax Exempt
  Class A                                           3.19
  Class B                                           2.71
  Class C*                                          2.70
  Class M**                                         3.07

Transamerica Conservative High-Yield Bond/(1)/
  Class A                                           6.94
  Class B                                           6.61
  Class C*                                          6.61
  Class M**                                         6.65

Transamerica Value Balanced/(2)/
  Class A                                           1.36
  Class B                                            .78
  Class C*                                           .79
  Class M**                                          .88

-----------------
* This class was established on November 1, 1999 and has different fees and expenses than pre-March 1, 1999 C Shares.
** All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date.
(1)Prior to March 1, 2002, this fund was named IDEX AEGON Income Plus.
(2)Prior to August 24, 2001, this fund was named IDEX Dean Asset Allocation and Dean Investment Associates served as sub-adviser.
The tax equivalent yield of IDEX Federated Tax Exempt is computed by dividing that portion of the yield (as computed above) which is tax-exempt by one minus an assumed tax rate of 28% and adding the product to that portion, if any, of the fund's yield that is not tax-exempt. The tax equivalent yield of IDEX Federated Tax Exempt Class A, Class B, Class C and Class M shares based on a 30-day period ended October 31, 2001 was 4.43%, 3.76%, 3.75% and 4.26%, respectively.

From time to time in advertisements or sales material, a fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as Wall Street Journal, Boston Globe, New York Times, Los Angeles Times, Christian Science Monitor, USA Today, Tampa Tribune, St. Petersburg Times, Financial Times, Hartford Current, International Herald Tribune, Investor's Business Daily, Boston Herald, Washington Post, Kiplinger's Washington Letter, Kiplinger's Tax Report, Kiplinger's Personal Finance Magazine, Barron's, Business Week, Financial Services Week, National Underwriter, Time, Newsweek, Pensions & Investments, U.S. News and World Report, Morningstar Mutual Fund Values, Economist, Bank Letter, Boston Business Journal, Research Recommendations, Facs of the Week, Money, Modern Maturity, Forbes, Fortune, Financial Planner, American Banker, U.S. Banker, ABA Banking Journal, Institutional Investor (U.S./Europe), Registered Representative, Independent Agent, American Demographics, Trusts & Estates, Credit Union Management, Personal Investor, New England Business, Business Month, Gentlemen's Quarterly, Employee Research Report, Employee Benefit Plan Review, ICI Mutual Fund News, Succeed, Johnson Charts, Weisenberger Investment Companies Service, Mutual Fund Quarterly, Financial World Magazine, Consumer Reports, Babson-United Mutual Fund Selector and

Mutual Fund Encyclopedia (Dearborn Financial Publishing). A fund may also advertise non-standardized performance information which is for a period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A, Class M and Class T shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A, Class M and Class T shares or the contingent deferred sales charge applicable to Class B and under certain circumstances Class A, Class M and Class T shares. In addition, a fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A fund may also advertise various methods of investing including, among others, dollar cost averaging, and may use compounding illustrations to show the results of such investment methods. The Fund or the Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields, whether with specific reference to IDEX Federated Tax Exempt or otherwise.

                             FINANCIAL STATEMENTS


Audited financial statements for IDEX Alger Aggressive Growth, IDEX Janus Capital Appreciation, IDEX Janus Global, IDEX Janus Growth, IDEX Jennison Equity Opportunity, IDEX Salomon Investors Value (formerly IDEX NWQ Value Equity), IDEX LKCM Strategic Total Return, IDEX Transamerica Value Balanced (formerly IDEX Dean Asset Allocation), IDEX Janus Balanced, IDEX Janus Flexible Income, IDEX Transamerica Conservative High-Yield Bond (formerly IDEX AEGON Income Plus), IDEX Federated Tax Exempt, IDEX Goldman Sachs Growth, IDEX T. Rowe Price Tax-Efficient Growth (formerly IDEX T. Rowe Price Dividend Growth), IDEX Salomon All Cap, IDEX PBHG Mid Cap Growth (formerly IDEX Pilgrim Baxter Mid Cap Growth), IDEX T. Rowe Price Small Cap, IDEX Great Companies -- America/SM/, IDEX Transamerica Equity, IDEX PBHG Technology & Communications (formerly IDEX Pilgrim Baxter Technology), IDEX Transamerica Growth Opportunities (formerly IDEX Transamerica Small Company), IDEX Great Companies -- Technology/SM/, IDEX Great Companies -- Global/2/, IDEX Janus Growth & Income, IDEX Munder Net50, IDEX American Century Income & Growth, IDEX American Century International, IDEX Isabelle Small Cap Value, and IDEX Gabelli Global Growth for the fiscal year ended October 31, 2001 are incorporated by reference from the Fund's Annual Report dated October 31, 2001. (Information is not included for IDEX Conservative Asset Allocation, IDEX Moderate Asset Allocation, IDEX Moderately Aggressive Asset Allocation, IDEX Aggressive Asset Allocation, IDEX T. Rowe Price Health Sciences, IDEX Transamerica Convertible Securities, IDEX Transamerica Money Market and IDEX PIMCO Total Return as they commenced operations on March 1, 2002.)


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                                  APPENDIX A

               CERTAIN SECURITIES IN WHICH THE FUNDS MAY INVEST

I.  MUNICIPAL OBLIGATIONS IN WHICH IDEX FEDERATED TAX EXEMPT MAY INVEST

A.  Municipal Bonds

General Information. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works, and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general expenses and obtaining funds to lend to other public institutions and facilities.

The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or project or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but are not supported by the issuer's power to levy general taxes. Most industrial development bonds are in this category.

There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend, among other things, upon general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligations and rating of the issue.

Industrial Development Bonds and Private Activity Bonds. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. PABs generally are such bonds issued after August 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid thereon is exempt from federal income tax in the option of the bond counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

Purchases on "When-Issued" or "Delayed Delivery" Basis. Sometimes the IDEX Federated Tax Exempt may buy municipal bonds on a "when-issued" or "delayed delivery" basis. This means that when it agrees to buy, the terms of the bonds and the price it will pay are fixed, but it does not purchase and take delivery of the bonds until a later date (the "settlement date"), which is usually within one month. The IDEX Federated Tax Exempt pays no money and receives no interest before the settlement date. The commitment to purchase securities on a when-issued or delayed delivery basis involves the risk that the market value of such securities may fall below cost prior to the settlement date. While the IDEX Federated Tax Exempt may sell the municipal bonds before the settlement date, it will ordinarily do so only for investment management reasons. Ordinarily, the IDEX Federated Tax Exempt purchases municipal bonds that it has agreed to buy on a when-issued or delayed delivery basis. Gains or losses on sales prior to the settlement date are not tax-exempt.

A municipal bond purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date. The IDEX Federated Tax Exempt will direct the fund's custodian to segregate cash, U.S. government securities or other appropriate debt obligations owned by the fund that are at least equal in value to the amount the IDEX Federated Tax Exempt will have to pay on the settlement date. If necessary, additional assets will be placed in the account daily so that the value of the account will at least equal the fund's purchase commitment.

B.  Municipal Notes

The IDEX Federated Tax Exempt may invest in the following types of municipal notes, subject to the quality requirements described in the prospectus:

Project Notes. Project notes ("PNs") are issued on behalf of local authorities at auctions conducted by the United States Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood de-velopment and housing programs. PNs are backed by the full faith and credit of the federal government through agreements with the local authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the PNs. Ordinarily, PNs are repaid by rolling over the notes or from the proceeds of new bonds or other securities which are issued to provide permanent financing.

Bond Anticipation Notes. Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes. Tax anticipation notes ("TANs") are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes. Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes. Bank notes are notes issued by local governmental bodies and agencies as those described above to commercial banks as evidence of borrowings. Banks on occasion sell such notes to purchasers such as the IDEX Federated Tax Exempt. The purposes for which the notes are issued vary, but bank notes are frequently issued to meet short-term working-capital or capital-project needs. These notes typically are redeemed with revenue from taxes or from long-term financing proceeds, and may have risks similar to the risks associated with TANs and RANs.

C.  Municipal Commercial Paper

Municipal commercial paper (also called "short-term discount notes") represents short-term obligations of state and local governments and their agencies issued typically to meet seasonal working capital or interim construction financing requirements. Municipal commercial paper is often issued at a discount, with shorter maturities than municipal notes. Such obligations are repayable from general revenues of the issuer or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending or note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

While the various types of municipal notes and municipal commercial paper described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the IDEX Federated Tax Exempt may invest in such other types of notes to the extent permitted under its investment objective and policies. Such short-term obligations may be issued for different purposes and with different security than those mentioned above.

D.  Floating Rate and Variable Rate Obligations

IDEX Federated Tax Exempt may purchase floating rate and variable rate obligations, including participation interests therein (see section E below). Investments in floating or variable rate securities normally will include IDBs which provide that the rate of interest is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank, and that the fund can demand payment of the obligation on short notice at par value plus accrued interest. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have flexible rates that change whenever there is a change in the designated base interest rate. Frequently, such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor (i.e., the corporation utilizing the IDBs financing) or the bank, as the case may be, must be equivalent to the municipal obligation ratings required for purchases for the IDEX Federated Tax Exempt.

E.  Participation Interests

IDEX Federated Tax Exempt may invest in participation interests purchased from banks in variable rate tax-exempt securities (such as IDBs) owned by the banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the fund's participation interest bears to the total principal amount of the tax-exempt security, and permits demand repurchase as described in section D above. Participations are frequently backed by an irrevocable letter of credit or guarantee of the bank offering the participation which the sub-adviser, under the supervision of the Board of Trustees, has determined meets the prescribed quality standards for the IDEX Federated Tax Exempt. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on 7 days' notice for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise its demand rights under the letter of credit only (1) upon a default under the terms of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) upon a drop in the rating or the sub-adviser's evaluation of the underlying security. Banks charge a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the yield negotiated between the fund and the bank at which the instruments were purchased by the IDEX Federated Tax Exempt. The sub-adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the IDEX Federated Tax Exempt, including the IDBs supported by bank letters of credit or guarantee, on the basis of published financial information, reports or rating agencies and other bank analytical services. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interest will be tax-exempt when distributed as dividends to shareholders.

Obligations of issuers of municipal bonds, municipal notes and municipal commercial paper are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities' power to levy taxes. There is also the possibility that litigation or other conditions may materially affect the power or ability of an issuer to pay, when due, the principal of and interest on its municipal obligations.

II.  OBLIGATIONS IN WHICH EACH FUND MAY INVEST (UNLESS OTHERWISE NOTED)

The funds may invest in the following obligations for temporary defensive purposes or as otherwise described in the prospectus.

A.  U.S. Government Obligations

As described in the prospectus, a fund may invest in some or all of the following types of direct obligations of the federal government, issued by the Department of the Treasury, and backed by the full faith and credit of the federal government.

Treasury Bills. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

Treasury Notes. Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

Treasury Bonds. Treasury bonds are longer-term interest bearing obligations with original maturities from 5 to 30 years.

B.  Obligations of Federal Agencies, Instrumentalities and Authorities

Certain federal agencies have been established as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, and Tennessee Valley Authority ("TVA"). Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA Certificates or certain TVA bonds) or are guaranteed by the Treasury (e.g., certain other TVA bonds) or supported by the issuing agencies' right to borrow from the Treasury (e.g., FHLB and FNMA bonds). There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

C.  Certificates of Deposit and Time Deposits

A time deposit is a non-negotiable interest-bearing deposit with a bank which generally cannot be withdrawn prior to a specified maturity date without substantial interest penalties. A certificate of deposit ("CD") is a negotiable instrument issued by a bank against a time deposit. CDs normally can be traded in the secondary market prior to maturity, and are thus more liquid than other forms of time deposits. The funds will only invest in U.S. dollar denominated time deposits and CDs representing deposits in U.S. banks with assets of $1 billion or more, whose deposits are insured by the Federal Deposit Insurance Corporation.

D.  Commercial Paper

Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

E.  Bankers' Acceptances

A bankers' acceptance is a negotiable short-term draft, generally arising from a bank customer's commercial transaction with another party, with payment due for the transaction on the maturity date of the customer's draft. The draft becomes a bankers' acceptance when the bank, upon fulfillment of the obligations of the third party, accepts the draft for later payment at maturity, thus adding the bank's guarantee of payment to its customer's own obligation. In effect, a bankers' acceptance is a post-dated certified check payable to its bearer at maturity. Such acceptances are highly liquid, but are subject to the risk that both the customer and the accepting bank will be unable to pay at maturity. A fund may invest in U.S. dollar denominated bankers' acceptances issued by U.S. banks, their foreign branches, and by U.S. branches of foreign banks.

F.  Repurchase Agreements for U.S. Government Securities

Subject to its investment restrictions, a fund may enter into repurchase agreements with banks and dealers for securities of or guaranteed by the U.S. government, under which the fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the fund's net investment income. When a fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the fund if the market value of the securities is less than the repurchase price. Under the 1940 Act, repurchase agreements may be considered collateralized loans by a fund.

At the time a fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.

Although repurchase agreements carry certain risks not associated with direct investment in securities, a fund intends to enter into repurchase agreements only with banks and dealers in transactions which the fund's sub-adviser believes present minimal credit risks in accordance with guidelines adopted by the Trustees. To the extent that proceeds from any sales of collateral upon a default in the counterparty's obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the counterpart's petitions for bankruptcy or otherwise becomes subject to bankruptcy or liquidation proceedings, there might be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss.

III.  OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

A.  Corporate Debt Securities

A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

B.  International Agency Obligations

A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

C.  Bank Obligations or Savings and Loan Obligations

Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions which satisfy specified quality criteria.

D.  Variable or Floating Rate Securities

Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

E.  Preferred Stocks

Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

F.  Convertible Securities

Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

G.  Common Stocks

Subject to its investment restrictions, a fund may invest in common stocks. IDEX Janus Flexible Income will consider investment in income-producing common stocks if the yields of common stocks generally become competitive with the yields of other income securities. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.